Lithium Technology Corporation 8-K

Exhibit 10.30

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) is made as of March 30, 2011, between Lithium Technology Corporation (the “Company”) and the Person set forth on Schedule I attached hereto (the “Buyer”).

WHEREAS, the Company desires to sell securities to the Buyer and the Buyer desires to purchase securities from the Company on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree was follows:

ARTICLE ONE

DEFINITIONS

SECTION 1.1.                          Defined Terms.  As used herein, the following terms shall have the following meanings:

“Advance” has the meaning set forth in Section 2.6(b).

“Affiliate” has the meaning set forth in Rule 12b-2 under the Exchange Act.

“Affiliated Creditor” has the meaning ascribed thereto in the Subsidiary Guarantees.

“Agreement” has the meaning set forth in the Preamble.

“Availability Conditions” has the meaning set forth in Section 2.6(c).

“Availability Period” means the period ending on December 31, 2011.

“Balance Sheet” has the meaning set forth in Section 3.1(h).

“Balance Sheet Date” has the meaning set forth in Section 3.1(h).

“Battery Pack” means a collection of battery cells which uses lithium-ion polymer or such chemistry and/or materials developed by the Company arranged in one or more enclosures and electrically connected to form one or more energy storage devices, including cooling system, essential electrical switch gear and the proprietary battery management system developed by Buyer (or its Affiliates).

“Business Day” means any day other than Saturdays, Sundays and any other day on which banks are required or authorized to be closed in New York City or Hong Kong.

“Buyer” has the meaning set forth in the Preamble.

“Buyer Party” has the meaning set forth in Section 6.1.

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“Cell” or “Battery Cell” has the meaning set forth in the Company License Agreement.

“Certificate Amendment” has the meaning set forth in Section 3.1(e).

“Closing” has the meaning set forth in Section 2.2.

“Closing Date” has the meaning set forth in Section 2.2.

“Closing Note” means a Note in the initial principal amount of the Cumulative Investment.

“Closing Shares” has the meaning set forth in Section 2.1.

“Closing Warrant” means a warrant in the form attached hereto as Exhibit C-1.

“Commitment Amount” means the amount equal to $5,000,000 minus the Cumulative Investment.

“Common Stock” means the common stock of the Company, par value $0.01 per share, and any other class of securities into which such securities may hereafter be recapitalized, reclassified or converted.

“Company” has the meaning set forth in the Preamble.

“Company License Agreement” means the License Agreement among the Company, GAIA Akkumulatorenwerke GmbH, Dilo Trading AG and Newco to be executed pursuant to the Joint Venture Agreement.

“Company Party” has the meaning set forth in Section 6.1.

“Conversion Shares” means the shares of Common Stock issued or issuable upon the conversion of the Notes.

“Cumulative Investment” means $370,802.

“Damages” has the meaning set forth in Section 6.1.

“Designee” has the meaning ascribed thereto in the Investor Rights Agreement.

“De Minimis Liabilities” means liabilities which do not exceed $25,000 individually and $250,000 in the aggregate.

“Disclosure Schedule” has the meaning set forth in Section 3.1.

“Equity Right” has the meaning set forth in Section 3.1(f)(v).

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“Escrow Agreement” means the Escrow Agreement contemplated by the Joint Venture Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exempt Subsidiary” shall mean any of the entities set forth on Section 1.1(a) of the Disclosure Schedule.

“Exercise Period” has the meaning ascribed thereto in the Warrant.

“FN” means Frazer-Nash Research Limited.

“FN License Agreement” means the License Agreement among Newco and FN to be executed pursuant to the Joint Venture Agreement.

“Fully Diluted Basis” means giving effect to the exercise, conversion or exchange of all warrants, options or other securities of the Company exercisable for, or convertible or exchangeable into, Common Stock.

“Funding Ratio” means the ratio of (i) the aggregate amount of all Advances made at or prior to the time of determination divided by (ii) Commitment Amount.

“Funding Request” has the meaning set forth in Section 2.6(b).

“GAAP” has the meaning set forth in Section 3.1(i).

“Guarantor Subsidiaries” means GAIA Akkumulatorenwerke GmbH, DILO Trading AG and any other Subsidiary of the Company that may execute a Subsidiary Guaranty in accordance with Section 5.11(b) hereof.

“Holdback Shares” has the meaning set forth on Schedule I.

“Indebtedness” means (i) obligations for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or similar instruments, (iii) obligations under conditional sale or other title retention agreements relating to acquired property or assets, (iv) obligations in respect of the deferred purchase price of property or services, (v) obligations for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit transaction, and (vi) guarantees of the indebtedness of any other Person.

“Indemnification Agreements” has the meaning ascribed thereto in the Investor Rights Agreement.

“Investor Rights Agreement” means an agreement between the Company and the Buyer, dated as of the date hereof, substantially in the form attached hereto as Exhibit A.

“Joint Venture Agreement” means the Joint Venture and Shareholder’s Agreement, dated on or about the date hereof, among GAIA Holding B.V., Buyer and Newco.

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“Joint Venture Documents” means (i) the Joint Venture Agreement, (ii) the Escrow Agreement, (iii) the Company License Agreement, and (iv) the FN License Agreement.
“Lien” means any lien, charge, claim, pledge, security interest, conditional sale agreement or other title retention agreement, lease, mortgage, deed of trust, security agreement, right of first refusal, option, restriction, tenancy, license, covenant, right-of-way, easement or other encumbrance (including the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or any other law of any jurisdiction).

“Material Adverse Effect” has the meaning set forth in Section 3.1(j).

“Newco” means the joint venture company established pursuant to the Joint Venture Agreement.

“Note” has the meaning set forth in Section 2.6(b).

“Ordinary Course” means, with respect to the Company and/or its Subsidiaries, as applicable, the ordinary course of the business, consistent with the past practices thereof, including with respect to scope, nature, quantity and frequency, and without regard to the transactions contemplated by the Transaction Documents.

“Ordinary Course Liabilities” means (i) liabilities arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn against insufficient funds, (ii) liabilities in respect of performance bonds, bankers’ acceptances, workers’ compensation claims, surety or appeal bonds, payment obligations in connection with self-insurance or similar obligations in each case, outstanding on the date hereof, (iii) liabilities consisting of guarantees, indemnities or obligations in respect of purchase price adjustments in connection with the acquisition or disposition of assets, and (iv) trade payables, letters of credit and other liabilities arising in the Ordinary Course.

“Performance Target” has the meaning set forth in Section 2.5(a).

“Performance Target Date” has the meaning set forth in Section 2.5(a).

“Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party or government (whether national, federal, state, county, city, municipal or otherwise including, without limitation, any instrumentality, division, agency, body or department thereof).

“Preferred Stock” has the meaning set forth in Section 3.1(f).

“Purchase Order” has the meaning set forth in Section 2.4(c).

“Purchase Price” has the meaning set forth in Section 2.1.

“Rule 144” has the meaning set forth in Section 4.1(h).

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“SEC” has the meaning set forth in Section 3.1(f).

“SEC Reports” has the meaning set forth in Section 3.1(f).

“Securities” means the Closing Shares, the Conversion Shares, the Notes, the Warrants, and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Shareholders’ Agreement” means the Shareholders’ Agreement, dated on or about the date hereof, among the Buyer, Arch Hill Capital, NV and Stichting Gemeenschappelijk Bezit LTC.

“Shares” means the Closing Shares, the Conversion Shares and the Warrant Shares.

“Specified Shortfall Number” has the meaning ascribed thereto in the Investor Rights Agreement.

“Subsidiary” has the meaning set forth in Rule 12b-2 under the Exchange Act.

“Subsidiary Guarantees” means the guarantees, in the form attached hereto as Exhibits B-1 and B-2, executed and delivered by the applicable Guarantor Subsidiary.

“Substantially Performs” means performance of at least ninety (90) percent of the Performance Target objectives by the Performance Target Date.  For illustration purposes, if ninety-seven (97) percent of the Performance Target has been fulfilled, then the Warrant issued shall be for ninety-seven percent of the Warrant Shares specified in Schedules IIA and IIB for the applicable Performance Target.

“Transaction Documents” means this Agreement, the Notes, the Warrants, the Investor Rights Agreement, the Subsidiary Guarantees, the Shareholders’ Agreement, the Indemnification Agreements and the Joint Venture Documents.

“Warrant” has the meaning set forth in Section 2.5(a).

“Warrant Exercise Price” has the meaning set forth in Section 2.5(a).

“Warrant Shares” has the meaning set forth in Section 2.5(a).

ARTICLE TWO

GENERAL

SECTION 2.1.                          Purchase and Sale of Closing Securities.  Subject to the terms and conditions of this Agreement, and in reliance on the representations, warranties and covenants contained herein, at the Closing the Company shall sell to the Buyer, and the Buyer shall purchase from the Company, shares of Common Stock in the amount set forth in Schedule I (the “Closing Shares”), the Closing Note and the Closing Warrant for the aggregate purchase price set forth on Schedule I in U.S. funds (the “Purchase Price”); provided, that the Holdback Shares shall be held in escrow by the Company or its counsel and shall be released to the Buyer in proportion to the Funding Ratio in effect from time to time within five (5) days of receipt of funding under any Note.

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SECTION 2.2.                          Closing.  The closing under this Agreement (the “Closing”) shall take place on the date hereof (the “Closing Date”) at the offices of Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York, 10104, or at such other time or place as the Company and the Buyer may mutually agree.

SECTION 2.3.                          Deliveries at the Closing. At the Closing, the Company shall deliver to the Buyer:

(a)           certificates representing the Closing Shares (other than the then-unreleased Holdback Shares);

(b)           the Closing Note;

(c)           the Closing Warrant;

(d)           certificates, dated as of the date hereof, of the Secretary or Assistant Secretary of the Company certifying (i) a complete and accurate copy of resolutions of the board of directors of the Company authorizing the execution, delivery and performance of the Transaction Documents to which it is a party (including resolutions appointing as members of the board of directors of the Company and of the audit committee thereof the Designee(s) identified by Buyer to the Company at least two Business Days prior to the Closing) and (ii) a complete and accurate copy of the Certificate of Incorporation and Bylaws or other organizational documents of the Company in each case, as amended (and which, in the case of such organizational documents, shall also be certified as of a recent date by the applicable governmental authority);

(e)           certificates of good standing for the Company and in jurisdictions that recognize such concept, each of its Guarantor Subsidiaries, issued as of a recent date by the applicable governmental authority;

(f)           duly executed counterparts to each of the other Transaction Documents (other than the Company License Agreement, Escrow Agreement, the Indemnification Agreements and the Subsidiary Guarantees);

(g)           duly executed consulting agreements with Theo M.M. Kremers and Fred Mulder on terms acceptable to the Buyer and Messrs. Kremers and Mulder, respectively; and

(h)           such other documents as are reasonably requested by the Buyer.

SECTION 2.4.                          Payment; Deliverables.  At the Closing, the Buyer shall (a) pay to the Company the Purchase Price deliverable at Closing (as set forth on Schedule I) by wire transfer in same-day funds, (b) deliver counterparts of the Transaction Documents (other than the FN License Agreement and the Indemnification Agreements) to which it is a party; and (c) cause to be delivered to the Company the purchase order executed by FN or its Affiliates for Battery Pack units containing at least 14,400 Cells (the “Purchase Order”).

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SECTION 2.5.                          Issuance of Warrants.

(a)           (i)       Subject to Section 2.5(b) below, upon the achievement of each of the performance targets (each, a “Performance Target”) set forth on Schedule IIA attached hereto with respect to the operations of Newco on or before the applicable performance target dates (each, a “Performance Target Date”) also set forth on such Schedule IIA, the Company shall issue to the Buyer a warrant (together with the Closing Warrant, each, a “Warrant”), substantially in the form of Exhibit C-2 attached hereto, to purchase such number of shares of Common Stock (the “Warrant Shares”) as are specified for each Performance Target on Schedule IIA at the exercise price per share (the “Warrant Exercise Price”) specified for each Performance Target on Schedule IIA.  Each Warrant issued under this Section 2.5(a)(i) shall be exercisable during the Exercise Period provided that the Buyer has fulfilled the following conditions for exercise:  (A) the Funding Ratio has reached 100%, and (B) one hundred percent (100%) of the principal and accrued interest of any outstanding Notes has been or is concurrently therewith converted pursuant to Article III of such Notes.

(ii)           Subject to Section 2.5(b) below and the fulfillment of the following conditions: (A) the Funding Ratio has reached 100%, and (B) one hundred percent (100%) of the principal and accrued interest of any outstanding Notes has been or is concurrently therewith converted pursuant to Article III of such Notes, upon the achievement of each applicable Performance Target set forth on Schedule IIB attached hereto with respect to the operations of Newco on or before the applicable Performance Target Date set forth on such Schedule IIB, the Company shall issue to the Buyer a Warrant to purchase such number of Warrant Shares as are specified for such Performance Target on Schedule IIB at the Warrant Exercise Price specified for such Performance Target on Schedule IIB.

(b)           In the event that Newco does not fulfill a Performance Target on or before the applicable Performance Target Date but Substantially Performs, subject to the terms of subsections 2.5(a)(i) and (ii) above, the Company shall issue Buyer a Warrant to purchase a number of shares of Common Stock equal to the number of Warrant Shares that would otherwise be applicable, pro rated to reflect the portion of such Performance Target that has been completed as of the Performance Target Date.

SECTION 2.6.                          Note Facility.

(a)           Availability.  Subject to the satisfaction of the Availability Conditions, Buyer agrees to lend the Company from time to time during the Availability Period up to an aggregate principal amount equal to the Commitment Amount.  Any such borrowed amounts repaid by the Company shall reduce the Commitment Amount and may not be re-borrowed.

(b)           Manner of Borrowing.  At least 5 Business Days prior to the date of any requested advance under this Section 2.6 (each, an “Advance”) the Company shall provide to Buyer written notice (including by email) (a “Funding Request”) of the amount and date of such requested Advance, describing in reasonable detail the contemplated use of proceeds and certifying the satisfaction of the Availability Conditions.  Each Funding Request shall be irrevocable and effective upon receipt by Buyer.  Each Advance shall be evidenced by, and subject to the terms of, a promissory note in an initial principal amount thereof in the form attached hereto as Exhibit D (each, a “Note”).

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(c)           Availability Conditions.  The obligation of the Buyer to make any Advance shall be subject to the satisfaction or waiver by the Buyer of each of the following conditions (collectively, the “Availability Conditions”): (i) none of the Company and the Guarantor Subsidiaries shall be in default under any of the Transaction Documents applicable to such party, (ii) no Material Adverse Effect shall have occurred since the date of this Agreement and be continuing and (iii) the Company shall have caused each of the actions to be performed and documents to be delivered contemplated by Section 5.11 hereof to have been performed and delivered.

(d)           Mandatory Advances.  During the Availability Period, the Buyer shall have the right from time to time, upon 5 Business Days’ prior written notice to the Company, to make an Advance in an amount, and require the Company to borrow, up to the then-undrawn Commitment Amount.

ARTICLE THREE

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

SECTION 3.1.                          The Company represents and warrants to the Buyer, except as set forth in the Company’s disclosure schedule delivered with this Agreement (the “Disclosure Schedule”), as follows:

(a)           Organization; Status.  The Company and each of its Subsidiaries is an entity duly organized, validly existing and, if applicable, in good standing under the laws of its jurisdiction of organization and has full power and authority to own, operate and lease its properties and carry on its business as currently conducted.  None of the Subsidiaries of the Company other than the Guarantor Subsidiaries have any material business operations or assets.

(b)           Authorization, Enforceability.  The Company and each of its Subsidiaries has full power and authority to execute, deliver and perform each of the Transaction Documents to which it is a party.  The execution, delivery and performance of the Transaction Documents by the Company and each of its Subsidiaries party thereto has been duly and validly authorized and approved by all necessary corporate action.  The Transaction Documents to which the Company or any of its Subsidiaries is a party have been duly executed and delivered, are valid and binding on the Company and such Subsidiaries, and are enforceable in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.  The foregoing representations and warranties are subject to the Certificate Amendment.

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(c)           Issuance of Shares.  The Shares have been duly authorized by all necessary corporate action and, when paid for and issued in accordance with the terms hereof, shall be validly issued and outstanding, fully paid and nonassessable, not issued in violation of any preemptive or similar rights and free and clear of all Liens or encumbrances.  The Company has reserved from its duly authorized capital stock the number of shares of Common Stock issuable upon execution of this Agreement and upon the conversion in full of the Notes and the exercise in full of the Warrant.  The foregoing representations and warranties are subject to the Certificate Amendment.

(d)           No Conflict.  The execution, delivery and performance of the Transaction Documents to which it is party by the Company and each of its Subsidiaries do not and will not: (a) conflict with or violate (i) any provisions of the Certificate of Incorporation, Bylaws, board resolutions or other organizational documents of the Company or any of its Subsidiaries, (ii) any law, ordinance, regulation or administrative guidance applicable to the Company or any of its Subsidiaries, or (iii) any decree or order of any court or administrative or other governmental body which is either applicable to, binding upon or enforceable against the Company or any of its Subsidiaries; or (b) result in any breach of or default (including any put, call, acceleration, termination right or other adjustment) under any mortgage, contract, agreement, trust, indenture, loan, credit agreement or other instrument which is either binding upon or enforceable against the Company or any of its Subsidiaries.  The foregoing representations and warranties are subject to the Certificate Amendment.

(e)           Filings; Consents.  The execution, delivery and performance of the Transaction Documents to which it is party by the Company or any of its Subsidiaries do not and will not require any authorization, consent, approval, license, or exemption of, or filing or registration with, any United States federal, state or local court or United States federal, state or local governmental department, commission, board, bureau, agency or instrumentality of government, or any other third party, except (a) such as shall have been lawfully and validly made or obtained on or prior to the date hereof, (b) a current report on Form 8-K by the Company relating to this Agreement, (c) the Form D contemplated by Section 5.5 hereof, (d) the registration statement contemplated by the Investor Rights Agreement and (e) an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock to a number sufficient to issue the Conversion Shares and the Warrant Shares (the “Certificate Amendment”).

(f)           Capitalization.  As of the date hereof, the authorized capital stock of the Company consists of 3,000,000,000 shares of Common Stock and 100,000,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”).  As of the date hereof excluding the Shares, 1,907,371,256 shares of Common Stock and no shares of Preferred Stock are issued and outstanding.  As of the date hereof excluding the Shares, no shares of Preferred Stock are issuable on a Fully Diluted Basis and the number of shares of Common Stock set forth in Section 3.1(f)(I) of the Disclosure Schedule are issuable on a Fully Diluted Basis.  Except as disclosed in the reports, forms and documents filed by the Company with the Securities and Exchange Commission (the “SEC”) prior to the date hereof (the “SEC Reports”) or except as set forth in Section 3.1(f)(II) of the Disclosure Schedule:

(i)           All of such outstanding shares have been duly authorized, validly issued and are fully paid and nonassessable, and issued in compliance with applicable securities laws.  No shares of Common Stock are subject to preemptive rights, antidilution rights, rights of first refusal or any other similar rights or any Liens of any nature;

(ii)           There are no voting trusts, proxies or other agreements to which the Company or any of its Subsidiaries is a party with respect to the voting, issuance, disposition or transfer of their capital stock (or other equity interests);

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(iii)           The Company and its Subsidiaries are not subject to any obligation to (A) repurchase, redeem or otherwise acquire any of their capital stock (or other equity interests), (B) make any investment (in the form of a loan, capital contribution or otherwise) in any Person, (C) declare dividends or make any other distributions with respect to their capital stock (or other equity interests) or refrain from making any such distributions or (D) grant any other Person the right to elect, designate or nominate any members of the board of directors of the Company or any of its Subsidiaries;

(iv)           The issuance and sale of the Closing Shares hereunder will not obligate the Company or any of its Subsidiaries to issue any other securities to any Person and will not result in the adjustment of the exercise, conversion, exchange or reset price of any other securities of the Company or its Subsidiaries;

(v)           There are no authorized, issued or outstanding (A) shares of capital stock (or other equity interests) or voting securities of the Company or any of its Subsidiaries, or securities convertible into, or exercisable or exchangeable for, shares of capital stock (or other equity interests) or other voting securities of the Company or any of its Subsidiaries, (B) profits interests, stock appreciation rights, phantom stock or other equity equivalents or derivatives issued by or binding on the Company or any of its Subsidiaries with respect to all or any portion of the financial performance, assets or securities of the Company or any of its Subsidiaries (the foregoing (A) and (B), collectively, “Equity Rights”) or (C) options, warrants or other rights, commitments, agreements or arrangements issued by or binding on the Company or any of its Subsidiaries for the issuance, granting, sale or transfer any Equity Rights (or securities convertible into, or exercisable or exchangeable for, the same); and

(vi)           There are no outstanding debt securities and there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act.

Section 3.1(f)(III) of the Disclosure Schedule sets forth a complete and accurate list of the outstanding debt securities and other Indebtedness of the Company and each of its Subsidiaries, including (1) the holder thereof, (2) the date of issuance or incurrence, (3) the maturity date thereof, (4) the interest rate applicable thereto, (5) the assets (if any) of the Company or any of its Subsidiaries securing the same, and (6) if applicable, the exercise, exchange or conversion price applicable thereto and the number of shares of Common Stock issuable in connection therewith.

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(g)           Company Organizational Documents. The Company has furnished to the Buyer complete and accurate copies of the Company’s Restated Certificate of Incorporation, as amended and in effect on the date hereof, and the Company’s By-laws, as amended and in effect on the date hereof.

(h)           Compliance.  Since the date (the “Balance Sheet Date”) of the audited balance sheet contained in the last Annual Report on Form 10-K included in the SEC Reports (the “Balance Sheet”), neither the Company nor any of its Subsidiaries has (a) been in breach or violation (and no event has occurred that, with notice and/or the lapse of time, would result in any such breach or violation), in any material respect, of any mortgage, contract, agreement, trust, indenture, loan, credit agreement, other instrument which is either binding upon or enforceable against the Company or any of its Subsidiaries, law, regulation, ruling or order or their organizational documents or (b) received any written notice, order or other communication from any Person of any alleged, actual, or potential such breach or violation (or event that, with notice and/or the lapse of time would result in any such breach or violation).  Each of the Company and its Subsidiaries holds all material permits, licenses, franchises and approvals required for the operation of its business and have not received any notice of the potential revocation or adverse modification thereof.

(i)           SEC Filings.  Since December 31, 2008, the Company has filed all forms, reports and documents required to be filed by it with the SEC.  Except as set forth in the SEC Reports or Section 3.1(i) of the Disclosure Schedule, as of their respective dates, or, if amended or superseded by a subsequent filing made prior to the date hereof, as of the date of such amendment or filing, the SEC Reports (together with any exhibits thereto and documents incorporated by reference therein) complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of them, when filed, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.  Except as set forth in the SEC Reports or Section 3.1(i) of the Disclosure Schedule, the financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing.  Except as set forth in the SEC Reports or Section 3.1(i) of the Disclosure Schedule, such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”) and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.  Except as set forth in Section 3.1(i) of the Disclosure Schedule, neither the Company nor any Subsidiary has any liability required by GAAP to be reflected on a balance sheet other than (i) liabilities reflected on the Balance Sheet, (ii) Ordinary Course Liabilities incurred since the Balance Sheet Date, or (iii) De Minimis Liabilities.

(j)           Absence of Certain Changes.  Since the Balance Sheet Date, the Company and its Subsidiaries have conducted their businesses only in the Ordinary Course and there has not been any event, condition, circumstance, development, change or effect that, individually or in the aggregate, (i) would prevent, materially delay or materially impede the consummation of the transactions contemplated by this Agreement or (ii) has caused, or would reasonably be expected to cause, a material adverse change in the business, operations, properties, assets, liabilities, condition (financial or otherwise), prospects or results of operations of the Company and its Subsidiaries, taken as a whole (a “Material Adverse Effect”).  Except as set forth in Section 3.1(j) of the Disclosure Schedules or the SEC Reports, (i) neither the Company nor any of its Subsidiaries have incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the Ordinary Course and (B) liabilities not required to be reflected in their financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (ii) neither the Company nor any of its Subsidiaries have altered their methods of accounting, (iii) neither the Company nor any of its Subsidiaries have declared or made any dividend or distribution of cash or other property to their holders of Common Stock or other capital stock, or have purchased, redeemed or made any agreements to purchase or redeem any shares of their capital stock and (iv) neither the Company nor any of its Subsidiaries have issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company plans identified in Section 3.1(j) of the Disclosure Schedule or the SEC Reports.

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(k)           Brokers.  The Company has not employed any broker, investment banker or finder or incurred any liability for any brokerage fees, commissions or finder’s fees in connection with this Agreement.

(l)           Private Placement.  Assuming the accuracy of the Buyer’s representations and warranties set forth in Article Four, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Buyer as contemplated hereby.

(m)           E-Motive.  The Company and its Subsidiaries have not granted or transferred any rights or interests in the Company's E-Motive application to any other Person.

ARTICLE FOUR

REPRESENTATIONS AND WARRANTIES OF THE BUYER

SECTION 4.1.                          The Buyer, hereby represents and warrants to the Company as follows:

(a)           Organization; Status.  The Buyer is an entity duly organized, validly existing and, if applicable, in good standing under the laws of its jurisdiction of organization and has full power and authority to own, operate and lease its properties and carry on its business as currently conducted.

(b)           Authorization, Enforceability.  The Buyer has full power and authority to execute, deliver and perform each of the Transaction Documents to which it is a party.  The execution, delivery and performance of these Transaction Documents by the Buyer has been duly and validly authorized and approved by all necessary corporate action.  The Transaction Documents to which the Buyer is a party have been duly executed and delivered by the Buyer, are valid and binding on the Buyer, and are enforceable in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c)           No Conflict.  The Buyer is not subject to or bound by any agreement, judgment, order or decree of any court or governmental agency which prevents the execution, delivery and performance of the Transaction Documents to which it is a party.

(d)           Investment Purpose.  The Buyer is acquiring the Securities for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the Buyer reserves the right to dispose of the Securities at any time in accordance with or pursuant to an effective registration statement covering the Securities or an available exemption under the Securities Act.

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(e)           Experience.  The Buyer is experienced in evaluating companies such as the Company, is able to fend for itself in transactions such as the one contemplated by this Agreement, has such knowledge and experience in financial and business matters that the Buyer is capable of evaluating the merits and risks of the Buyer’s prospective investment in the Company, and has the ability to bear the economic risks of the investment.

(f)           Information.  The Buyer has been afforded the opportunity to ask questions of the Company and its management.  Neither such inquiries nor any other due diligence investigations conducted by the Buyer or its advisors shall modify, amend or affect the Buyer’s right to rely on the representations and warranties contained herein regarding the Company.  The Buyer understands that its investment in the Securities involves a high degree of risk and the Buyer has the financial wherewithal to lose its entire investment.  The Buyer is in a position regarding the Company, which, based upon economic bargaining power, enabled and enables the Buyer to obtain information from the Company in order to evaluate the merits and risks of this investment.  The Buyer has sought such accounting, legal and tax advice, as it considered necessary to make an informed investment decision with respect to its acquisition of the Securities and the transactions set forth in the Transaction Documents.

(g)           No Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities, or the fairness or suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.  The Buyer understands and acknowledges that the Company has not undertaken and will undertake no efforts to comply with any laws of any jurisdiction outside the United States relating to the issuance and sale of the Securities.

(h)           Transfer or Resale. The Buyer understands that: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) pursuant to an exemption from such registration requirements; and (ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act (or a successor rule thereto) (“Rule 144”) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder.

(i)           Brokers. The Buyer has not employed any broker, investment banker or finder or incurred any liability for any brokerage fees, commissions or finders fees in connection with this Agreement for which the Company could have any liability.

(j)           Waiver.  The Buyer acknowledges the Company’s covenant in Section 5.11 hereof with respect to delivery of the Subsidiary Guarantees post-closing and notwithstanding any provisions in the Note to the contrary, with respect to the Closing Note, the Buyer agrees to waive any requirement that the Closing Note be guaranteed upon execution and issuance thereof at Closing.

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ARTICLE FIVE

COVENANTS

SECTION 5.1.                          Confidentiality.  Each party will hold and will cause its consultants and advisors to hold in strict confidence, unless compelled to disclose by judicial or administrative process or, in the opinion of its counsel, by other requirements of law, all documents and information concerning the other party furnished it by such other party or its representatives in connection with the transactions contemplated by the Transaction Documents (except to the extent that such information can be shown to have been (i) previously known by the party to which it was furnished, (ii) in the public domain through no breach of this Section 5.1 by such party, or (iii) later lawfully acquired from other sources by the party to which it was furnished) and each party will not release or disclose such information to any other Person, except its auditors, attorneys, financial advisors, bankers and other consultants and advisors in connection with this Agreement.  If the transactions contemplated by this Agreement and the Transaction Documents are not consummated, such confidence shall be maintained except to the extent such information comes into the public domain through no breach of this Section 5.1 by the party required to hold it in confidence, and such information shall not be used to the detriment of, or in relation to any investment in, the other party and all such documents (including copies thereof) shall immediately thereafter be returned to the other party upon the written request of such other party.  Each party shall be deemed to have satisfied its obligation to hold such information confidential if it exercises the same care as it takes to preserve confidentiality for its own similar information.

SECTION 5.2.                          Publicity.  The Company and the Buyer shall consult with each other prior to issuing any press releases or otherwise making public announcements with respect to this Agreement and the Transaction Documents and will not issue or make any such release or announcement without the prior written consent of the other party, which will not be unreasonably withheld or delayed; provided, that a party may without the consent of the other party (but after prior consultation, to the extent practicable) issue or make such a release or announcement as required by law or securities exchange rules.

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SECTION 5.3.                          Legends; etc. The Buyer understands that the certificates or other instruments representing the Securities shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION AVAILABLE UNDER SUCH ACT.

The Company shall, promptly following delivery by the Buyer of certificates for the Securities bearing a restrictive legend, issue a certificate without such legend if, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the Securities Act, or (ii) after such holder provides the Company with an opinion of counsel, which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the Securities Act.  The Company acknowledges and agrees that the Buyer may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

SECTION 5.4.                          Use of Proceeds.  The Company shall use the net proceeds from the sale of the Securities as set forth in Section 5.4 of the Disclosure Schedule.  Except as set forth in Section 5.4 of the Disclosure Schedule, the Company shall not use such proceeds to repay, redeem, repurchase or make any distributions with respect to its Indebtedness, capital stock or other securities.

SECTION 5.5.                          Form D; Securities Matters.  The Company shall timely file a Form D with respect to the Securities pursuant to Regulation D under the Securities Act and provide a copy thereof to the Buyer.  The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Buyer.

SECTION 5.6.                          Maintenance of Authorized Shares.  The Company shall (i) at all times during the Availability Period and for so long as any Note remains outstanding reserve from its duly authorized capital stock the number of shares of Common Stock issuable upon conversion in full of the Notes, and (ii) at all times for as long as  any Warrant is vested but unexercised, reserve from its duly authorized capital stock the number of shares of Common Stock issuable upon exercise in full of the Warrant.  If, at any time the Company does not have a sufficient number of duly authorized and unreserved shares of Common Stock to satisfy its obligation under the foregoing sentence, the Company shall promptly use its best efforts to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow it to comply with such obligation including the filing of the Certificate Amendment.

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SECTION 5.7.                          Further Assurances.  Each party agrees to do such further acts and things and to execute and deliver to the other party such additional assignments, agreements, powers, documents and instruments as the other party may reasonably require or deem advisable to carry into effect the purposes of this Agreement.

SECTION 5.8.                          Waiver.  The Buyer hereby waives the breach as of the date hereof of any covenant set forth in the Stock Purchase Agreement dated as of October 22, 2010 between the Buyer and the Company.

SECTION 5.9.                          Cumulative Investment.  The parties acknowledge that the Cumulative Investment represents the aggregated investment by the Buyer and its Affiliates from the purchases of Cells prior to the Closing in reduction of the Commitment Amount.

SECTION 5.10.                          External Financing.  Promptly following the Closing, the Company shall use its commercially reasonable efforts to apply for and diligently pursue financing in the form of debt, grants and/or subsidies (not involving the issuance of Equity Rights) that may be available to it.

SECTION 5.11.                          Post Closing Items.

(a)           Within 30 days after the date hereof, the Company shall (i) cause the Guarantor Subsidiaries and Affiliated Creditors to execute and deliver the applicable form of Subsidiary Guaranty for each Guarantor Subsidiary, together with a certified extract from the competent commercial register for each applicable signatory, (ii) provide to the Buyer evidence that the Affiliated Creditors of each Guarantor Subsidiary have converted all of their Indebtedness and other claims against such Guarantor Subsidiary into equity, (iii) deliver to the Buyer an opinion of counsel to each of the Company, the Guarantor Subsidiaries and each of the other Affiliated Creditors in substantially the form of Schedules III and IV hereto, as applicable, subject to customary assumptions and qualifications and provided that an Affiliated Creditor (not including the Guarantor Subsidiaries) may be excluded from the opinion in paragraph 6 of Schedule IV to the extent that the statement in such paragraph 6 is incorrect in the jurisdiction of such Affiliated Creditor, and provided that any such Person organized in Switzerland may be excluded from the opinions in paragraph 3 and 5(b) of Schedule IV with respect only to the Subsidiary Guarantees, (iv) agree upon, execute and deliver the Indemnification Agreements, which shall be satisfactory in form and substance to the Buyer acting reasonably, and (v) cause the Joint Venture Documents other than the Joint Venture Agreement to be executed and delivered.

(b)           Within 30 days after the date hereof, the Buyer shall deliver to the Company an opinion of counsel to FN and the Buyer in substantially the form of Schedule IV hereto subject to customary assumptions and qualifications.

(c)           As promptly as practicable after the date hereof, the Company shall cause the Certificate Amendment to become effective.

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(d)           Within ten (10) Business Days of any Person becoming a direct or indirect Subsidiary of the Company that has material business operations or assets, the Company will (i) cause such Subsidiary (each, an “Acceding Subsidiary”) to execute and deliver to the Holder a Subsidiary Guaranty substantially in the form attached hereto as Exhibit B-1 or Exhibit B-2, as applicable, and (ii) deliver such other documentation as the Holder may reasonably request in connection therewith, including, without limitation, certified resolutions and other organizational and authorizing documents of the Acceding Subsidiary and its Affiliated Creditors (or, if applicable, a certified extract from the competent commercial register for each applicable signatory) and upon the request of the Holder opinions of counsel to such Acceding Subsidiary and its Affiliated Creditors substantially in the form of Schedule IV hereto.  Notwithstanding the foregoing, no Exempt Subsidiary shall be deemed an Acceding Subsidiary subject to this Section 5.11(d).

ARTICLE SIX

INDEMNIFICATION

SECTION 6.1.                          Indemnification.  The representations and warranties set forth in Articles Three and Four shall survive the Closing of this Agreement for a period of two (2) years from the Closing Date.  The Company shall indemnify and hold the Buyer, and its Affiliates, directors, officers, employees, shareholders, members, partners and agents (each, a “Buyer Party”), harmless from any and all losses, liabilities, claims, damages (including any diminution in the value of the Securities), costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees (“Damages”) that any such Buyer Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company or any of its Subsidiaries under the Transaction Documents or (b) any action instituted against a Buyer Party by any shareholder of the Company, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a claim arising from a breach of such Buyer’s representations, warranties or covenants thereunder).  The foregoing indemnification obligation shall not apply to any Damages caused by conduct of the Buyer which constitutes fraud, gross negligence, willful misconduct or malfeasance.  The Buyer shall indemnify and hold the Company, and its Affiliates, directors, officers, employees, shareholders, members, partners and agents (each, a “Company Party”), harmless from any and all Damages that any such Company Party may suffer or incur as a result of or relating to any breach of any of the representations, warranties, covenants or agreements made by the Buyer under the Transaction Documents (other than to the extent caused by conduct of the Company which constitutes fraud, gross negligence, willful misconduct or malfeasance).  If any action or claim is brought against a party in respect of which indemnity may be sought pursuant to the Transaction Documents, such indemnified party shall promptly notify the indemnifying party in writing, and the indemnifying party shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the indemnified party if the indemnifying party acknowledges its obligation to indemnify the indemnified party in connection therewith.  The indemnified party shall have the right to participate in the defense of any action the defense of which has been assumed by the indemnifying party and to employ counsel separate from the counsel employed by the indemnifying party, it being agreed, subject to the following sentence, that the indemnifying party shall control such defense, and the indemnifying party shall not be liable to the indemnified party for any legal or other expenses

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incurred by the indemnified party in connection with the defense thereof.  Notwithstanding the foregoing, if (i) the indemnifying party does not elect to assume the defense of such action, (ii) the named parties (including any impleaded parties) thereto include both an indemnified party (or any of its Affiliates) and the indemnifying party (or any of its Affiliates) and the indemnified party reasonably concludes that there may be a conflict of interest between it and the indemnifying party (or any of its Affiliates) or legal defenses available to it which are different from or additional to those available to the indemnifying party (or any of its Affiliates), or (iii) such action or claim involves a charge of criminal liability or any admission of wrongdoing, seeks equitable remedies, declaratory relief or any other non-monetary award or involves any governmental authority as a party thereto, then in any such case, following written notice to the indemnifying party, the indemnified party shall have the right to assume the defense thereof and the indemnifying party shall be liable for the fees and expenses of one separate counsel (together with one local counsel) selected by the indemnified party to represent the indemnified party in connection therewith.  The indemnifying party shall not effect, without the prior written consent of the indemnified party, any settlement, compromise or discharge of any such action or claim unless the same (x) involves an unconditional release of all claims against the indemnified party in form and substance reasonably satisfactory to the indemnified party, (y) is limited to the payment of monetary damages by the indemnifying party and (z) does not include any statement or admission as to fault, culpability, or failure to act by or on behalf of the indemnified party (or its Affiliates).

ARTICLE SEVEN

MISCELLANEOUS

SECTION 7.1.                          Amendment; Waiver.  This Agreement may not be amended, modified or otherwise altered in any manner, and the terms and conditions hereof may not be waived, unless in writing signed by the Company and the Buyer.  Except as expressly provided to the contrary, the rights and remedies provided herein shall be cumulative and not exclusive of any other rights or remedies available to a party and the delay or failure by a party to exercise a right hereunder shall not operate as a waiver of a breach nor shall it prevent such party from doing so later with respect to such breach or any subsequent breach.  No waiver hereunder shall be binding unless in writing executed by the party against whom enforcement of the waiver is sought.  No waiver of a breach of one provision of this Agreement shall operate as a waiver of another breach of such provision or of a breach of any other provision.

SECTION 7.2.                          Notices, Etc.  All notices or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered personally, (ii) three Business Days after being mailed by certified or registered mail, return receipt requested and postage prepaid, (iii) when received, if sent by overnight delivery service or international courier or (iv) when sent, if sent electronically or by fax.  A party may change its address, email address or fax number for the purposes hereof upon notice to the other parties.  Such notices or other communications shall be sent to each party as follows:

If to the Company:	Lithium Technology Corporation
10379B Democracy Lane
Fairfax VA 22030
Attention: Chief Financial Officer
Fax: 703-865-8888
Email: tim.ryder@lithiumtech.com

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With copies (which shall not constitute notice) to:	Gallagher, Briody & Butler
155 Village Boulevard, 2nd Floor
Princeton, NJ 08540
Attention: Barbara J. Comly
Fax: (609) 452-0090
Email: bcomly@gbblawyers.com

If to the Buyer:	To the address of the Buyer set forth on the signature page hereto.

With copies (which shall not constitute notice) to:	Morrison & Foerster LLP
1290 Avenue of the Americas
New York, New York 10104
Attention: Spencer D. Klein, Esq.
Fax: (212) 378-2416
Email: SKlein@Mofo.com

SECTION 7.3.                          Governing Law; Jurisdiction; Waiver of Jury Trial; Service of Process.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT-OF-LAW PROVISIONS.  IN CONNECTION WITH THE ADJUDICATION OF ANY DISPUTES RELATING TO THIS AGREEMENT, EACH PARTY HEREBY IRREVOCABLY (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN NEW YORK, NEW YORK, BOROUGH OF MANHATTAN; (B) WAIVES, AND AGREES NOT TO ASSERT, (1) ANY CLAIM THAT IT IS NOT SUBJECT TO THE JURISDICTION OF, OR ANY OBJECTION TO THE LAYING OF VENUE IN, ANY SUCH COURT OR THAT SUCH ACTION HAS BEEN COMMENCED IN AN IMPROPER OR INCONVENIENT FORUM AND (2) ANY RIGHT IT MAY HAVE TO TRIAL BY JURY; AND (C) AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY'S ADDRESS AS PROVIDED HEREIN SHALL BE EFFECTIVE WITH RESPECT TO ANY MATTER FOR WHICH IT HAS SUBMITTED TO JURISDICTION HEREBY; PROVIDED, THAT THE FOREGOING SHALL NOT CONSTITUTE A GENERAL CONSENT TO SERVICE OF PROCESS AND SHALL HAVE NO EFFECT FOR ANY PURPOSE EXCEPT AS SET FORTH IN THIS SECTION.  A JUDGMENT IN ANY SUCH ACTION MAY BE ENFORCED IN ANY OTHER COURTS TO WHOSE JURISDICTION THE APPLICABLE PARTY MAY BE SUBJECT.  EACH PARTY (X) CERTIFIES THAT NO AGENT OF ANY PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (Y) ACKNOWLEDGES THAT IT AND EACH OTHER PARTY HAS BEEN INDUCED TO ENTER INTO THE AGREEMENTS CONTEMPLATED HEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS, AGREEMENTS AND CERTIFICATIONS IN THIS SECTION.  THE PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER.

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SECTION 7.4.                          Entire Agreement.  This Agreement and the other Transaction Documents (together with all appendices, schedules, exhibits, annexes and attachments thereto) constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and undertakings, both written and oral, between the parties with respect to the subject matter hereof and thereof.

SECTION 7.5.                          Assignment.  Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned (i) by the Buyer other than to an Affiliate of the Buyer without the prior written consent of the Company and (ii) by the Company without the prior written consent of the Buyer, and any other purported assignment shall be void ab initio.  Subject to the preceding sentence, permitted assignments shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

SECTION 7.6.                          Severability.  Any term or provision hereof that is held by a tribunal of competent authority to be invalid or unenforceable shall not affect the validity or enforceability of the remaining terms and provisions hereof and, within the jurisdiction of such tribunal, the scope, duration, or applicability of the invalid or unenforceable term or provision shall be amended to delete the necessary words or phrases, and to replace such term or provision with a term or provision that is valid and enforceable, so as to come as close as possible to achieving the economic, legal, or other purposes of such unenforceable term or provision.

SECTION 7.7.                          No Third Party Beneficiaries.  This Agreement shall not confer any legal or equitable rights or remedies upon any Person other than the parties hereto and their permitted successors and assigns.

SECTION 7.8.                          Headings.  Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision of this Agreement and shall not affect the construction of this Agreement.

SECTION 7.9.                          Expenses.  All fees and expenses incurred by the Company in connection with this Agreement and all sales, transfer or other similar taxes payable in connection with this Agreement shall be borne by the Company, and all fees and expenses incurred by Buyer shall be borne by Buyer.

SECTION 7.10.                        Interpretation.  This Agreement has been negotiated by the respective parties hereto and their attorneys, and language hereof shall not be construed for or against a particular party.

SECTION 7.11.                        Counterparts. This Agreement may be executed in counterparts and such counterparts may be delivered in electronic format (including by fax and email).  Such delivery of counterparts shall be conclusive evidence of the intent to be bound hereby and each such counterpart and copies produced therefrom shall have the same effect as an original.

[signature page follows]

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IN WITNESS WHEREOF, the Company and Buyer have duly executed this Agreement as of the date first set forth above.

COMPANY:	LITHIUM TECHNOLOGY CORPORATION

	By:	/s/ Theo M.M. Kremers
Name:
Title:

BUYER:	CICCO HOLDING AG

	By:	/s/ Dr. iur. Toni Russi
Name:
Title:

Address:		c/o Advokatur und Notariat Dr. iur. Toni Russi Bahnhofstrasse 40 7002, Chur, Switzerland

Schedule I

Buyer and Closing Shares

Name of Buyer	Jurisdiction of Organization	Closing Shares	Purchase Price	Purchase Price Payable at Closing
Cicco Holding AG	Switzerland	125,000,000 Shares of Common Stock	$3,000,000	$3,000,000
Cicco Holding AG	Switzerland	596,500,000 Shares of Common Stock (the “Holdback Shares”)	$5,965,000(1)	$0(1)

(1)  The Purchase Price of the Holdback Shares and the Closing Warrant includes the value to the Company of the time and services expended by the Buyer in the negotiation, execution and performance of the Purchase Order.

Schedule IIA1

Performance Targets for Issuance of Warrants pursuant to Section 2.5(a)(i)

Performance Target	Number of Shares of Common Stock purchasable under Warrant (“Warrant Shares”)(1)(2)	Exercise Price per Share of Common Stock(1)	Performance Target Date
Newco or LTC executing contracts with one or more vehicle manufacturers or FN and/or its Affiliates for delivery of at least in aggregate 250,000 Cells which may be packaged into Battery Packs.	425,000,000	$0.024	July 1, 2011
Newco or LTC executing contracts with one or more vehicle manufacturers or FN and/or its Affiliates for delivery of at least in aggregate 500,000 Cells which may be packaged into Battery Packs (increment of 250,000 Cells to prior threshold).	508,000,000	$0.03	January 1, 2012
Newco or LTC executing contracts with one or more vehicle manufacturers or FN and/or its Affiliates for delivery of at least in aggregate 750,000 Cells which may be packaged into Battery Packs (increment of 250,000 Cells to prior threshold).	551,000,000	$0.03	July 1, 2012

1 Final warrant share numbers to be filled in immediately prior to signing.

(1)  Prior to the issuance of any warrant pursuant to Section 2.5(a)(i), the number of Warrant Shares and exercise price thereof shall be adjusted in accordance with the terms of Section Five of the Warrant as if such Warrant had been issued on the Closing Date upon any issuance or sale of Common Stock pursuant to the exercise, conversion or exchange of any convertible notes, options, warrants or other securities of the Company outstanding as of the Closing Date (including any securities issued in replacement thereof or in connection with amendments thereto following the Closing Date).

(2)  In connection with the achievement or Substantial Performance of the Performance Target relating to contracts for Battery Pack units containing at least 750,000 Cells in aggregate (the “Catch-Up Target”), if and when Warrant applicable to the Catch-Up Target is actually issued in accordance with the other conditions applicable to its issuance, the Company shall also issue to the Buyer Warrants with respect to any prior Performance Targets that have not been issued (or not fully issued, in the case of any prior Performance Target that was Substantially Performed), representing the number of Warrant Shares applicable to each such prior Performance Target but, in each case, at an exercise price equal to $0.03 per share of Common Stock.

Schedule IIB2

Performance Targets for Issuance of Warrants pursuant to Section 2.5(a)(ii)

Performance Target	Number of Shares of Common Stock purchasable under Warrant (“Warrant Shares”) (1)	Exercise Price per Share of Common Stock(1)	Performance Target Date
The sale by Newco or LTC to one or more vehicle manufacturers of Battery Pack units containing the following number of Cells (applied cumulatively), whereby for such purposes the sale shall have occurred upon the satisfaction of the conditions necessary for Newco to recognize the revenue therefrom under US GAAP:

900,000 (900,000)	792,000,000	$0.04	July 1, 2013
1,800,000 (2,700,000)	1,064,000,000	$0.05	July 1, 2014
3,600,000 (6,300,000)	1,575,000,000	$0.06	July 1, 2015
TOTAL FROM SCHEDULES IIA AND IIB:	4,915,000,000

(1)  Prior to the issuance of any warrant pursuant to Section 2.5(a)(ii), the number of Warrant Shares and exercise price thereof shall be adjusted in accordance with the terms of Section Five of the Warrant as if such Warrant had been issued on the Closing Date upon any issuance or sale of Common Stock pursuant to the exercise, conversion or exchange of any convertible notes, options, warrants or other securities of the Company outstanding as of the Closing Date (including any securities issued in replacement thereof or in connection with amendments thereto following the Closing Date).

2 Final warrant share numbers to be filled in immediately prior to signing.

Schedule III

Form of Legal Opinion of Counsel to the Company

1.  Such Person is duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of incorporation or organization, with full power and authority to own its properties and engage in its business as presently conducted or contemplated, and is duly qualified and, where applicable, in good standing under the laws of each jurisdiction in which it conducts business.

2.  Such Person has the power and authority to execute, deliver and perform the Securities Purchase Agreement, the Closing Note, the Notes, the Closing Warrant, the Warrants, the Investor Rights Agreement, the Guarantees and the Indemnification Agreements (each a “Document” and together the “Documents”).

3.  Such Person has duly executed and delivered each Document to which it is a party and such Documents constitute valid and legally binding obligations thereof, enforceable against such Person in accordance with their terms except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws from time to time in effect affecting creditors’ rights generally and except that we express no opinion as to the availability of the remedies of specific performance and other equitable relief under or by virtue of such Documents and subject to the Certificate Amendment (as defined in the Securities Purchase Agreement).

4.  To the knowledge of counsel, assuming the accuracy of the Buyer’s representations and warranties set forth in the Securities Purchase Agreement, no registration with, consent or approval of, notice to, or other action by, any U.S. governmental authority is required on the part of such Person for the execution, delivery or performance of each Document or, if required, such registration has been made, such consent or approval has been obtained, such notice has been given or such other appropriate action has been taken, other than the Certificate Amendment.

5.  Other than the Certificate Amendment, neither the execution and delivery of any of the Documents , nor the consummation of the transactions contemplated thereby nor the performance by such Person of its obligations in accordance therewith (a) violates any provision of the Restated Certificate of Incorporation, as amended, or By-laws of such Person, (b) to the knowledge of such counsel, breaches or constitutes a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or results in the termination of, or accelerates the performance required by, or excuses performance by any such Person of any of its obligations under, or causes the acceleration of the maturity of any Indebtedness or other obligation pursuant to, or results in the creation or imposition of any Lien upon any property or assets of such Person under, any mortgage, contract, agreement, trust, indenture, loan, credit agreement or other instrument to which such Person is a party, or (c) violates any statute, law, regulation or rule of any U.S. governmental authority applicable to such Person.

6.  To the knowledge of such counsel, there is no litigation or other proceeding pending or threatened against such Person that relates to the transactions contemplated by the Documents or which, if adversely determined, would reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated thereby or the performance by such Person of its obligations in accordance therewith.

Schedule IV

Form of Legal Opinion of Counsel to the Guarantor Subsidiaries, the Affiliated Creditors, FN and the Buyer

1.  Such Person is duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of incorporation or organization.

2.  Such Person has the power and authority to execute, deliver and perform each Subsidiary Guaranty and Joint Venture Document to which it is a party.

3.  Such Person has duly executed and delivered each Subsidiary Guaranty and Joint Venture Document to which it is a party and such Subsidiary Guarantees and Joint Venture Documents constitute valid and legally binding obligations thereof, enforceable against such Person in accordance with their terms.

4.  No registration with, consent or approval of, notice to, or other action by, any governmental authority is required on the part of such Person for the execution, delivery or performance of each Subsidiary Guaranty and Joint Venture Document to which it is a party or, if required, such registration has been made, such consent or approval has been obtained, such notice has been given or such other appropriate action has been taken.

5.  Neither the execution and delivery of any of the Subsidiary Guarantees and Joint Venture Documents to which such Person is party, nor the consummation of the transactions contemplated thereby nor the performance by such Person of its obligations in accordance therewith (a) violates any provision of the certificate of incorporation or bylaws (or other governing instrument) of such Person, or (b) violates any statute, law or regulation applicable to such Person.

6.  The agreement of such Person to the choice of law provisions set forth in each Subsidiary Guaranty and Joint Venture Document to which it is a party will be enforced by the courts of its jurisdiction of incorporation or organization, and the courts of its jurisdiction of incorporation or organization would recognize as valid and enforce a final judgment obtained in a court to whose jurisdiction such Person has submitted in the Subsidiary Guaranty and Joint Venture Documents to which it is a party in any legal suit, action or proceeding brought in connection therewith and in the manner contemplated therein.

EXHIBIT A

Form of Investor Rights Agreement

INVESTOR RIGHTS AGREEMENT

THIS INVESTOR RIGHTS AGREEMENT (the “Agreement”) is made as of March 30, 2011, between Lithium Technology Corporation (the “Company”) and the Person set forth on the signature page attached hereto (the “Buyer”).

RECITALS

WHEREAS, pursuant to the transactions contemplated by a certain Securities Purchase Agreement between the Company and the Buyer, dated as of the date hereof (the “Securities Purchase Agreement”) and related agreements, the Company is issuing to the Buyer shares of Common Stock (the “Closing Shares”), Notes (the “Notes”) convertible into Common Stock and Warrants (the “Warrants”) to purchase Common Stock;

WHEREAS, to induce the Buyer to enter into and consummate the transactions contemplated by the Securities Purchase Agreement, the Company has agreed to enter into this Agreement in order to set forth certain rights of the Buyer with respect to the Company and the Registrable Securities.

NOW THEREFORE, for consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree was follows:

ARTICLE ONE

DEFINITIONS

SECTION 1.1.                                Defined Terms.  As used herein, the following terms shall have the following meanings:

“Affiliate” has the meaning set forth in Rule 12b-2 under the Exchange Act.

“Agreement” has the meaning set forth in the Preamble.

“Audit Committee” has the meaning set forth in Section 4.6(a).

“Board” means the board of directors of the Company.

“Business Day” means any day other than Saturdays, Sundays and any other day on which banks are required or authorized to be closed in New York City or Hong Kong.

“Buyer” has the meaning set forth in the Preamble.

“Buyer Director” means a Designee who is a Board member.

“Closing Shares” has the meaning set forth in the Recitals.

“Common Stock” means the common stock of the Company, par value $0.01 per share, and any other class of securities into which such securities may hereafter be reclassified, recapitalized or converted.

“Company” has the meaning set forth in the Preamble.

“Company Indemnitee” has the meaning set forth in Section 2.6(b).

“Conversion Shares” means the shares of Common Stock issued or issuable upon the conversion of the Notes.

“De Minimis Liabilities” means liabilities which do not exceed $25,000 individually and $250,000 in the aggregate.

“Designee” has the meaning set forth in Section 4.1(a).

“Designee Number” means a number equal to (i) if the Buyer’s Percentage Interest is at least 20.0%, 2, and (ii) at all other times during the Eligibility Period, 1.

“Eligibility Period” means the period during which the Buyer owns a number of Common Shares at least equal to the number of Closing Shares (excluding the Holdback Shares) plus the number of October Shares.

“Equity Right” has the meaning ascribed thereto in the Securities Purchase Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Issuance” means an issuance of securities (i) pursuant to any contract, benefit plan, option or any other security of the Company in effect or outstanding on the date hereof, (ii) in connection with the hire or retention of a director, officer, consultant, contractor or employee at an exercise, conversion or issuance price not below the fair market value thereof on the date of the applicable grant and not otherwise subject to Section 4.5(j) hereof, or (iii) approved by the Buyer after the date hereof.

“Extraordinary Expenditure” means any operating or capital expenditure that (i) is not in the Ordinary Course or (ii) has a fair market value greater than fifty thousand (50,000) Euros.

“Final Prospectuses” has the meaning set forth in Section 2.6(a).

“Funding Ratio” and the defined terms used in such definition, shall each have the meaning ascribed thereto in the Securities Purchase Agreement.

“GAAP” means generally acceptable accounting principles in the United States.

“Holdback Shares” has the meaning set forth in the Securities Purchase Agreement.

“Holder” means a holder of Registrable Securities.

“Holder Indemnitee” has the meaning set forth in Section 2.6(a).

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“Indebtedness” means (i) obligations for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or similar instruments, (iii) obligations under conditional sale or other title retention agreements relating to acquired property or assets, (iv) obligations in respect of the deferred purchase price of property or services, (v) obligations for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit transaction, and (vi) guarantees of the indebtedness of any other Person.

“Indemnification Agreement” has the meaning set forth in Section 4.2.

“Intellectual Property” means any or all of the following and all statutory and/or common law rights throughout the world in, arising out of, or associated therewith: (a) all patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof and all rights that claim priority therefrom, along with each foreign patent or patent application that shares common disclosure therewith; (b) all inventions (whether patentable or not), invention disclosures and improvements, all trade secrets, proprietary information, know how and technology; (c) all works of authorship, copyrights, rights in mask works, copyright and mask work registrations and applications; (d) all industrial designs and any registrations and applications therefor; (e) all trade names, logos, trademarks and service marks; trademark and service mark registrations and applications; (f) all databases and data collections (including knowledge databases, customer lists and customer databases) and all rights therein; (g) all rights in computer programs (whether in source code or object code form) and related databases, compilations and other data; (h) rights to uniform resource locators, web site addresses and domain names; (i) any similar, corresponding or equivalent rights to any of the foregoing; and (j) all moral and equivalent rights throughout the world.

“Issuance Notice” has the meaning set forth in Section 6.1.

“Lien” means any lien, charge, claim, pledge, security interest, conditional sale agreement or other title retention agreement, lease, mortgage, deed of trust, security agreement, right of first refusal, option, restriction, tenancy, license, covenant, right-of-way, easement or other encumbrance (including the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or any other law of any jurisdiction).

“Note” has the meaning set forth in the Recitals.

“Notice Period” has the meaning set forth in Section 6.1.

“October Agreement” means a certain Stock Purchase Agreement between the Company and the Buyer dated as of October 22, 2010.

“October Shares” means Common Stock issued to the Buyer pursuant to the October Agreement.

“Ordinary Course” means, with respect to the Company and/or its Subsidiaries, as applicable, the ordinary course of the business, consistent with the past practices thereof, including with respect to scope, nature, quantity and frequency, and without regard to the transactions contemplated by the Transaction Documents.

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“Ordinary Course Liabilities” means (i) liabilities arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn against insufficient funds, (ii) liabilities in respect of performance bonds, bankers’ acceptances, workers’ compensation claims, surety or appeal bonds, payment obligations in connection with self-insurance or similar obligations in each case, outstanding on the date hereof, (iii) liabilities consisting of guarantees, indemnities or obligations in respect of purchase price adjustments in connection with the acquisition or disposition of assets, and (iv) trade payables, letters of credit and other liabilities arising in the Ordinary Course.

“Penalty” has the meaning set forth in Section 2.3.

“Penalty Period” has the meaning set forth in Section 2.3.

“Percentage Interest” means the quotient of (x) the aggregate number of shares of Common Stock owned by the Buyer and its Affiliates inclusive of any Warrant Shares issuable upon the exercise of the Closing Warrant and any Conversion Shares issuable upon the conversion of any outstanding Notes divided by (y) the total number of shares of Common Stock outstanding inclusive of any Warrant Shares issuable upon the exercise of the Closing Warrant and any Conversion Shares issuable upon the conversion of any outstanding Notes but disregarding any shares of Common Stock owned by the Company or any of its Subsidiaries, including any unreleased Holdback Shares).

“Permitted Indebtedness” means (i) the Notes contemplated by Section 2.6 of the Securities Purchase Agreement and the Indebtedness set forth in Section 3.1(f)(III) of the Disclosure Schedule thereto, (ii) the Indebtedness reflected on the Balance Sheet or Section 3.1(i) of the Disclosure Schedule (as such terms are defined in the Securities Purchase Agreement), (iii) Indebtedness in respect of De Minimis Liabilities or Ordinary Course Liabilities, in each case incurred following the date hereof, (iv) Indebtedness solely in replacement of existing or maturing Indebtedness on terms no less advantageous to the Company and its Subsidiaries, and (v) Indebtedness of one wholly-owned Subsidiary to the Company or another wholly owned Subsidiary.

“Permitted Liens” means (i) Liens for taxes, assessments or governmental charges or claims or statutory Liens of landlords, carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other Liens imposed by law incurred in the Ordinary Course of business, that are (a) not delinquent or (b) contested in good faith by appropriate Proceedings and as to which the Company has set aside on its books such reserves as may be required pursuant to GAAP; (ii) Liens incurred or deposits made in the Ordinary Course of business in connection with workers’ compensation, unemployment insurance and other types of social security; (iii) judgment Liens so long as such Liens are adequately bonded; and (iv) easements, rights-of-way, zoning restrictions and other similar charges or encumbrances in respect of real property not interfering in any material respect with the conduct of the business of the Company or any of its Subsidiaries.

“Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party or government (whether national, federal, state, county, city, municipal or oth-

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erwise including, without limitation, any instrumentality, division, agency, body or department thereof).

“Proceeding” means any action, claim, suit or proceeding (including, without limitation, partial proceeding, such as a deposition).

“Registrable Securities” means, from time to time, the October Shares, the Closing Shares (excluding any then-unreleased Holdback Shares), the then-issued and outstanding Conversion Shares and the then-issued and outstanding Warrant Shares, provided, however that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC, and (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

“Registration Default” has the meaning set forth in Section 2.3.

“Registration Expenses” means all expenses incurred by the Company in complying with Section 2.1 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding any charges allocable to the time spent by directors, officers, consultants, contractors or employees of the Company in connection therewith).

“Registration Period” means the period from the time at which the Registration Statement is declared effective by the SEC until the earlier of (A) the date all Registrable Securities have been sold pursuant to effective Registration Statements and (B) the date that all Registrable Securities can be sold publicly under Rule 144 under the Securities Act without restriction as to current public information, volume, manner of sale, or otherwise.

 “Registration Statement” has the meaning set forth in Section 2.1(a).

“Related Person Contract” means any contract or arrangement that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC.

“Required Effectiveness Date” has the meaning set forth in Section 2.1(a).

“Required Filing Date” has the meaning set forth in Section 2.1(a).

“Rule 144” means Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Purchase Agreement” has the meaning set forth in the Recitals.

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“Selling Expenses” means, except as otherwise set forth in the definition of Registration Expenses, all selling commissions applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder.

“Specified Excess Number” has the meaning set forth in Section 4.1(c).

“Specified Shortfall Number” has the meaning set forth in Section 4.1(b).

“Subsidiary” has the meaning set forth in Rule 12b-2 under the Exchange Act.

“Transaction Documents” has the meaning ascribed thereto in the Securities Purchase Agreement.

“Warrant” has the meaning set forth in the Recitals.

“Warrant Shares” means the shares of Common Stock issued or issuable upon the exercise of the Warrants.

ARTICLE TWO

REGISTRATION RIGHTS

SECTION 2.1.                                Registration Statements.

(a)           No later than forty-five (45) days after receipt of a written request from Holder(s) delivered at any time after June 1, 2011 (a “Registration Request”), but in no event later than forty five (45) days following the date of the Registration Request (such 45th day, the “Required Filing Date”), the Company shall file a registration statement (the “Registration Statement”) with the SEC pursuant to Rule 415 of the Securities Act covering the resale on a continuous or delayed basis by the Holders of Registrable Securities and shall use its commercially reasonable efforts to cause the Registration Statement to become effective under the Securities Act not later than 90 days after the earlier of (i) the Required Filing Date and (ii) the date the Registration Statement is filed (such 90th day, the “Required Effectiveness Date”).

(b)           The Company agrees that it shall use its commercially reasonable efforts to cause each Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Registration Statement or such amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act, and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading, and the Company agrees to furnish to the Holders copies of any supplement or amendment prior to its being used; provided, however that the Company shall have no obligation to deliver to the Holders copies of any amendment consisting exclusively of an Exchange Act report or other Exchange Act filing otherwise publicly available on the Company’s website.

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SECTION 2.2.                                Registration Expenses.  Registration Expenses shall be borne solely by the Holders.  All Selling Expenses relating to the sale of securities registered by or on behalf of the Holders shall be borne by the Holders.

SECTION 2.3.                                Registration Default.  The Company further agrees that, in the event that (a) the Registration Statement (i) has not been filed with the SEC by the Required Filing Date, (ii) has not been declared effective by the SEC with respect to all of the Registrable Securities by the Required Effectiveness Date or (iii) after the Registration Statement is declared effective by the SEC, is suspended by the Company or ceases to remain continuously effective at all times during the Registration Period as to all applicable Registrable Securities for which such Registration Statement is required to be effective, other than, in each case, within the time period(s) permitted by Section 2.7(b), or (b) the Company has failed to perform its obligations set forth in Section 2.4 within the time periods required therein (each such event referred to in clauses (a)(i), (ii) and (iii) and clause (b), a “Registration Default”), for all or part of one or more thirty-day periods (each a “Penalty Period”) during which the Registration Default remains uncured, the Company shall pay to the Holders, pro rata to their holdings of Registrable Securities, 1.50% of the Purchase Price (the “Penalty”) for each Penalty Period (or partial Penalty Period) during which the Registration Default remains uncured; provided, however that if the primary cause of a Registration Default is (i) the Holders’ failure to provide the Company with any information that is required to be provided in the applicable Registration Statement with respect to the Holders as set forth herein, then the commencement of the Penalty Period described above shall be extended until five Business Days following the date of receipt by the Company of such required information or (ii) not the result of the Company’s action or omission or is the result of the Holder’s non-payment of the Registration Expenses, then there should be no Penalty incurred pursuant to Section 2.1.  The Company shall make any such required payments by wire transfer of immediately available funds to the accounts designated by the Holders, on or before the fifth Business Day after the end of each applicable Penalty Period.  If the Company fails to make any such payment in full by the fifth Business Day after the end of such Penalty Period, the Company shall pay interest on such overdue amounts at the highest rate then accruing with respect to the outstanding Indebtedness of the Company (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holders, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.  The cash payments provided by this Section 2.3 shall be in addition to, and not in lieu of, such other damages the Holders may establish in connection with each Registration Default.

SECTION 2.4.                                Registration Procedures.  The Company shall:

(a)           (1)  prepare and file with the SEC, in accordance with this Article Two, one or more Registration Statements with respect to the registrations of the Registrable Securities on any forms which may be utilized by the Company and which shall permit the disposition of the Registrable Securities in accordance with the intended method or methods thereof, as specified in writing by the Holders, and, except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of the Registration Statements as provided in Section 2.7(b), keep such Registration Statements continuously effective during the Registration Period and to keep such Registration Statements free of any material misstatements or omissions; and (ii) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statements and file with the SEC any other required document as may be necessary to keep such Registration Statements continuously effective until the expiration of the Registration Period; cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act applicable

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to it with respect to the disposition of all Registrable Securities covered by such Registration Statements during the Registration Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statements as so amended or such prospectus as so supplemented;

(b)           advise the Holders as promptly as practicable but in any event within two (2) Business Days:

(i)           when the Registration Statements or any amendment thereto has been filed with the SEC and when the Registration Statements or any post-effective amendments thereto have become effective;

(ii)           of any request by the SEC for amendments or supplements to the Registration Statements or the prospectus included therein or for additional information;

(iii)           of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statements or the initiation of any Proceedings for such purpose;

(iv)           of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any Proceeding for such purpose; and

(v)           of the occurrence of any event that requires the making of any changes in the Registration Statements or the prospectus so that, as of such date, they do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

(c)           use its commercially reasonable efforts to prevent the issuance of and obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

(d)           if a Holder so requests in writing, promptly furnish such Holder, without charge, at least one copy of such Registration Statement(s) and any post-effective amendment thereto, including financial statements and schedules and, if explicitly requested, all exhibits in the form filed with the SEC;

(e)           during the Registration Period, promptly deliver to the Holders, without charge, as many copies of the prospectus included in such Registration Statements and any amendments or supplements thereto as the Holders may reasonably request in writing; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by the Holders in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto;

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(f)           prior to any public offering of Registrable Securities pursuant to a Registration Statement, promptly take such actions as may be necessary to register or qualify or obtain an exemption for the offer and sale under the securities or blue sky laws of such United States jurisdictions as the Holders may reasonably request in writing in order to enable the Holders to consummate the disposition of such Registrable Securities pursuant to the plan of distribution set forth in any Registration Statement; provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or in which the Company would be subject to taxation or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement;

(g)          upon the occurrence of any event contemplated by Section 2.4(b)(v) above, except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of the Registration Statements, use its commercially reasonable efforts to prepare as soon as reasonably practicable a post-effective amendment to the Registration Statements or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(h)          otherwise use its commercially reasonable efforts to comply in all material respects with all applicable rules and regulations of the SEC which could affect the sale of the Registrable Securities; and

(i)           permit counsel for the Holders to review the Registration Statements and all amendments and supplements thereto, within two Business Days prior to the filing thereof with the SEC;

provided, however that, in the case of clauses (h) and (i) above, the Company shall not be required (A) to delay the filing of the Registration Statements or any amendment or supplement thereto as a result of any ongoing diligence inquiry by or on behalf of the Holders or to incorporate any comments to the Registration Statements or any amendment or supplement thereto by or on behalf of the Holders if such inquiry or comments would require a delay in the filing of such Registration Statements, amendments or supplements, as the case may be, or (B) to provide, and shall not provide, any Holder or its representatives with material, non-public information unless such Holder agrees to receive such information and enters into a written confidentiality agreement with the Company in a form reasonably acceptable to the Company.

SECTION 2.5.                                Limitations on Restraining Registration.  The Company shall use its commercially reasonable efforts to comply with all of its obligations under this Article Two regardless of any dispute that may arise under or in connection with any of the Transaction Documents.

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SECTION 2.6.                                Indemnification.

(a)           Indemnification by the Company.  To the extent permitted by law, the Company shall indemnify the Holders, each of the Holder’s officers and directors, and each Person controlling the Holders within the meaning of Section 15 of the Securities Act (“Holder Idemnitees”), with respect to any registration that has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (and all Proceedings in respect thereof), including any of the foregoing incurred in settlement of any Proceeding, commenced (subject to Section 2.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statements, prospectuses, any amendments or supplements thereof, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, and will reimburse the Holder Indemnitees for reasonable legal and other out-of-pocket expenses reasonably incurred in connection with defending any such claim, loss, damage, liability or Proceeding, as such expenses are incurred; provided that the Company will not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reasonable reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holders for use in preparation of such Registration Statements, prospectuses, amendments or supplements; and provided, further, that the Company will not be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of the Holders to comply with the covenants and agreements of the Holders contained in this Article Two respecting sales of Registrable Securities, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectuses but eliminated or remedied in the amended prospectuses on file with the SEC at the time the Registration Statements become effective or in the amended prospectuses filed with the SEC pursuant to Rule 424(b) of the Securities Act or in the prospectuses subject to completion under Rule 434 of the Securities Act, which together meet the requirements of Section 10(a) of the Securities Act (the “Final Prospectuses”), such indemnity shall not inure to the benefit of a Holder or any controlling Person of such Holder, if a copy of the Final Prospectuses furnished by the Company to such Holder for delivery was required to be but was not furnished to the Person asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act and the Final Prospectuses would have cured the defect giving rise to such loss, liability, claim or damage.

(b)           Indemnification by the Holders.  To the extent permitted by law, the Holders shall indemnify the Company, each of its directors and officers, and each Person who controls the Company within the meaning of Section 15 of the Securities Act (“Company Indemnitees”), against all claims, losses, damages and liabilities (and all Proceedings in respect thereof), including any of the foregoing incurred in settlement of any Proceeding, commenced or threatened (subject to Section 2.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statements, prospectuses, or any amendments or supplements thereof, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances in which they were made, and will reimburse the Company Indemnitees for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or Proceeding, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reasonable reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holders for use in preparation of the Registration Statements, prospectuses, amendments or supplements.

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(c)           Conduct of Indemnification Proceedings.  If any action or claim is brought against a party in respect of which indemnity may be sought pursuant to this Agreement, such indemnified party shall promptly notify the indemnifying party in writing, and the indemnifying party shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the indemnified party if the indemnifying party acknowledges its obligation to indemnify the indemnified party in connection therewith.  The indemnified party shall have the right to participate in the defense of any action the defense of which has been assumed by the indemnifying party and to employ counsel separate from the counsel employed by the indemnifying party, it being agreed, subject to the following sentence, that the indemnifying party shall control such defense, and the indemnifying party shall not be liable to the indemnified party for any legal or other expenses incurred by the indemnified party in connection with the defense thereof.  Notwithstanding the foregoing, if (i) the indemnifying party does not elect to assume the defense of such action, (ii) the named parties (including any impleaded parties) thereto include both an indemnified party (or any of its Affiliates) and the indemnifying party (or any of its Affiliates) and the indemnified party reasonably concludes that there may be a conflict of interest between it and the indemnifying party (or any of its Affiliates) or legal defenses available to it which are different from or additional to those available to the indemnifying party (or any of its Affiliates), or (iii) such action or claim involves a charge of criminal liability or any admission of wrongdoing, seeks equitable remedies, declaratory relief or any other non-monetary award or involves any governmental authority as a party thereto, then in any such case, following written notice to the indemnifying party, the indemnified party shall have the right to assume the defense thereof and the indemnifying party shall be liable for the fees and expenses of one separate counsel (together with one local counsel) selected by the indemnified party to represent the indemnified party in connection therewith.  The indemnifying party shall not effect, without the prior written consent of the indemnified party, any settlement, compromise or discharge of any such action or claim unless the same (x) involves an unconditional release of all claims against the indemnified party in form and substance satisfactory to the indemnified party, (y) is limited to the payment of monetary damages by the indemnifying party and (z) does not include any statement or admission as to fault, culpability, or failure to act by or on behalf of the indemnified party (or its Affiliates).

(d)           Contribution.  If the indemnification provided for in this Section 2.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act or any state securities regulation similar thereto) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

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(e)           Survival.  The provisions of this Section 2.6 shall remain in full force and effect, and shall survive the sale by the Holders of Registrable Securities covered by the Registration Statements.

SECTION 2.7.                                Dispositions.

(a)           The Holders agree that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, the Holders will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statements and prospectuses contemplated by Section 2.1 until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, the Holders shall deliver to the Company all copies, other than permanent file copies then in the Holders’ possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(b)           The Holders shall suspend, upon request of the Company, any disposition of Registrable Securities pursuant to the Registration Statements and prospectuses contemplated by Section 2.1 during no more than two periods of no more than sixty (60) calendar days each during any twelve-month period to the extent that the Board determines in good faith that the sale of Registrable Securities under the Registration Statements would be reasonably likely to cause a violation of the Securities Act or Exchange Act or would be materially detrimental to the Company and its shareholders (as reasonably determined by the Board).

(c)           As a condition to the inclusion of its Registrable Securities in the Registration Statements, the Holders shall timely furnish to the Company such information regarding the Company and the distribution proposed by the Holders as the Company may reasonably request in writing, including completing a registration questionnaire in the form provided by the Company, or as shall be required in connection with any registration referred to in this Article Two.

(d)           The Holders shall not to make any sale of the Registrable Securities under the Registration Statements without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied.

(e)           Following termination of the Registration Period, the Holders shall discontinue sales of Registrable Securities pursuant to the Registration Statements upon receipt of notice from the Company of its intention to remove from registration the Registrable Securities covered by such Registration Statements that remain unsold, and the Holders shall notify the Company of the number of Registrable Securities registered that remain unsold promptly following receipt of such notice from the Company.

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SECTION 2.8.                                Piggy-Back Registrations.  If at any time prior to the end of the Registration Period (including during periods when the Company is permitted to suspend the use of the prospectus forming part of a Registration Statement) there is not an effective Registration Statement covering all of the Registrable Securities, the Company determines to prepare and file with the SEC a registration statement under the Securities Act relating to an offering of any Equity Right for its own account or the account of others (other than (i) on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then-equivalents, (ii) relating to Equity Rights to be issued solely in connection with any acquisition of any entity or business or (iii) Equity Rights issuable in connection with stock option or other employee benefit plans), then the Company shall send to the Holders written notice of such determination and if, within twenty days after receipt of such notice, a Holder so requests in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered.  Notwithstanding the foregoing, in the event that, in connection with any underwritten public offering, the managing underwriter(s) thereof advises the Company in writing that in such underwriter(s)’ judgment, marketing or other factors dictate (i) the inclusion of the Registrable Securities would adversely interfere with such offering or (ii) a limitation on the number of shares of Registrable Securities is necessary to facilitate public distribution, then the Company shall be obligated to exclude the Registrable Securities or to include in such registration statement only such limited portion of the Registrable Securities with respect to which the Holders have requested inclusion hereunder, as applicable, as the underwriter shall permit; provided, however, that any exclusion of or limitation on Registrable Securities shall be made only after the exclusion of all securities held by Persons other than the holders of Registrable Securities.  If an offering in connection with which the Holders are entitled to registration under this Section 2.8 is an underwritten offering, then the Holders shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other securities of the Company included in such underwritten offering and shall enter into an underwriting agreement in a form and substance reasonably satisfactory to the Company and the underwriter or underwriters.  Upon the effectiveness of the registration statement for which piggy-back registration has been provided in this Section 2.8, any payments that after such effectiveness date would otherwise become payable to the Holders pursuant to Section 2.3 shall not become payable so long as such piggy-back registration statement remains effective.

SECTION 2.9.                                Coordination.  The terms of this Article Two are intended to supersede and replace the covenants and obligations set forth in Section 7.4 of the October Agreement.  In the event of any conflict between the provisions of Section 2.6 hereof and Article 6 of the Securities Purchase Agreement, the provisions of Section 2.6 shall prevail.

ARTICLE THREE

RULE 144

SECTION 3.1.                                With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of Registrable Securities to the public without registration, the Company agrees to (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times, (b) use its reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; (c) upon written request of a Holder for so long as Holder owns Registrable Securities, furnish to such Holder promptly a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and such other reports and documents as a Holder reasonably may request in availing itself of any rule or regulation of the SEC allowing Holder to sell any Registrable Securities without registration; and (d) take such other actions as may be reasonably required to consummate any distribution of Registrable Securities that may be permitted in accordance with the terms and conditions of Rule 144.

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ARTICLE FOUR

GOVERNANCE RIGHTS

SECTION 4.1.                                Board Representation.

(a)           During the Eligibility Period, the Buyer shall have the right to designate a number of individuals (each, a “Designee”) equal to the Designee Number for nomination or appointment, as applicable, to the Board.  Upon the death, resignation, retirement, incapacity, disqualification or removal from office of any Buyer Director, the Buyer shall be entitled to designate a replacement Designee in respect thereof.

(b)           To the extent the then applicable Designee Number exceeds the number of Buyer Directors from time to time (the amount of such excess, the “Specified Shortfall Number”), the Company shall, unless otherwise consented to in writing by the Buyer, promptly cause (i) a number of Board members who are not Buyer Directors equal to the Specified Shortfall Number to resign from the Board and (ii) the Board to appoint, as replacements thereof, Designees equal to the Specified Shortfall Number, to serve until the subsequent Annual Meeting of Shareholders of the Company (“Annual Meeting”).

(c)           To the extent the number of Buyer Directors exceeds the then applicable Designee Number from time to time (the amount of such excess, the “Specified Excess Number”), the Buyer shall, unless otherwise consented to in writing by the Company, promptly cause a number of Buyer Directors equal to the Specified Excess Number to resign from the Board.

(d)           In connection with each meeting of stockholders of the Company during the Eligibility Period, the Company shall, unless otherwise consented to in writing by the Buyer, (i) nominate the Designees for election to the Board, (ii) name such Designees as a nominee of management in any form of proxy sent to the Company’s stockholders, (iii) include all required information regarding such Designees (which information the Buyer shall promptly furnish to the Company upon the Company’s request in advance of each such meeting) in such proxy statement, (iv) recommend that the shareholders of the Company vote to elect such Designees to the Board and (v) vote for such Designees all proxies in favor of the Company or any officer or director thereof in connection with such election.

SECTION 4.2.                                Rights and Duties of Buyer Directors.  Each Buyer Director shall be subject to the same protections and obligations regarding confidentiality, conflicts of interest, fiduciary duties, trading and disclosure policies, governance guidelines and Company policies, and shall have the same rights and benefits with respect to insurance, indemnification, compensation and fees, as are applicable to each other Board member.  In addition, on the later of (x) the form thereof being agreed to by the Buyer and the Company and (y) concurrently with each Buyer Director becoming a Board member, the Company and such Buyer Director shall enter into an indemnification agreement (the “Indemnification Agreement”) in the form so agreed.

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SECTION 4.3.                                Frequency of Board Meetings.  During the period beginning on the date hereof and ending one (1) calendar year subsequent to the date hereof, the Board shall meet at least once every month.  Thereafter, the Board shall meet no less than four (4) times every calendar year.

SECTION 4.4.                                Size of Board.  During the Eligibility Period, without the prior written consent of the Buyer, the number of directors serving on the Board shall not be greater than 5.

SECTION 4.5.                                Major Decisions.  From and after the time at which the Funding Ratio is 100% until the later to occur of (x) the time at which the Buyer’s Percentage Interest is less than 35.0% and (y) the time at which the Buyer has sold any shares of Common Stock, without the affirmative vote or written consent of at least 4 members of the Board, the Board shall not authorize the Company or any of its Subsidiaries to, and the Company shall not and shall cause each of its Subsidiaries other than Newco not to:

(a)           amend its certificate of incorporation, bylaws or any of its other organizational documents;

(b)           issue, grant, sell, transfer, or authorize the issuance, granting, sale or transfer of, or any options, warrants or other rights, commitments, agreements or arrangements for the issuance, granting, sale or transfer of, any Equity Rights (other than pursuant to Excluded Issuances); provided, that the restriction in this Section 4.5(b) shall not apply if and for so long as the Buyer has breached any of its obligations under the Securities Purchase Agreement;

(c)           declare, set aside, make or pay any dividend or other distribution, payable in cash, securities, property or otherwise, with respect to its capital stock (or other equity interests), except for dividends by any direct or indirect wholly owned Subsidiary to the Company or any other wholly owned Subsidiary of the Company;

(d)           reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock (or other equity interests) or other securities;

(e)           acquire (including by merger, consolidation, tender offer, acquisition of stock (or other equity interests) or assets, or any other business combination) any Person or assets or business thereof (including by forming a partnership or joint venture therewith), other than (i) such acquisitions as do not involve consideration (including the assumption of Indebtedness), in the aggregate, having a fair market value, enterprise value or asset value, in any case greater than fifty thousand (50,000) Euros and (ii) the acquisition of inventory in the Ordinary Course;

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(f)           transfer (including by sale, assignment, conveyance, lease, license or other disposition) any material assets or property, including any Intellectual Property (whether voluntary or involuntary, including by way of operation of law or sale-leaseback, hedging or derivitives transactions) other than (i) such transfers as do not involve consideration (including the assumption of Indebtedness), in the aggregate, having a fair market value, enterprise value or asset value, in any case greater than fifty thousand (50,000) Euros and (ii) the transfer of inventory in the Ordinary Course;

(g)          create or permit any Lien other than Permitted Liens on any asset or property except in the Ordinary Course or in connection with the incurrence of Indebtedness permitted under Section 4.5(h);

(h)          incur, assume or otherwise become liable for any Indebtedness other than Permitted Indebtedness or Indebtedness that, by its terms, is expressly subordinated to the obligations of the Company and the Guarantor Subsidiaries under the Transaction Documents;

(i)           amend, settle, satisfy, defease, refinance, purchase, pay or prepay any Indebtedness other than regularly scheduled payments of interest and principal pursuant to the terms thereof;

(j)           (i) modify the compensation payable or to become payable or the benefits provided to (x) any director, officer, consultant, contractor or employee whose aggregate compensation from the Company during the 12 months prior to the date hereof was at least $75,000 or (y) to any family member of a person described in the foregoing clause (x), in each case except for changes required by the terms of a contract or benefit plan in effect on the date hereof, (ii) grant or modify any severance or termination pay to, or enter into or modify any vesting, employment, bonus, consulting, change of control or severance arrangement with any current or former director, officer, consultant, contractor or employee, except for new hires in the Ordinary Course, or (iii) establish, adopt, enter into, modify or terminate any benefit plan;

(k)           enter into, amend or terminate any Related Person Contract (with any Person other than the Buyer and its Affiliates);

(l)           except in the Ordinary Course, allow the lapse of any registration, or rights of ownership or use, of any material Intellectual Property;

(m)          commence, defend or settle any material Proceeding other than settlements where the aggregate amount paid does not have a fair market value greater than fifty thousand (50,000) Euros;

(n)           become subject to a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

(o)           materially change its business or operations or the manner of conducting the same (except as may be required by law);

(p)           make any Extraordinary Expenditure;

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(q)           enter into a strategic partnership with any Person; or

(r)            authorize, commit or agree to take any of the foregoing actions.

SECTION 4.6.                                Audit Committee.

(a)           Composition.  From time to time during the Eligibility Period (and subject to any such Buyer Director’s satisfaction of any applicable independence standards), the Company shall, unless otherwise consented to in writing by the Buyer, promptly cause (i) the resignation from the Audit Committee of the Board (the “Audit Committee”) of a number of Board members who are not Buyer Directors so as to enable the appointments in the following clause (ii) and, if the Designee Number is 2, such that Buyer Directors would constitute a majority of the members of the Audit Committee, and (ii) the appointment to the Audit Committee of a number of Buyer Directors equal to the Designee Number.

(b)           Frequency of Meetings.  During the period beginning upon the first appointment of Buyer Directors to the Audit Committee and ending one (1) calendar year thereafter, the Company and Board shall cause the Audit Committee to meet at least once a month.

ARTICLE FIVE

[INTENTIONALLY OMITTED]

ARTICLE SIX

RIGHT OF FIRST REFUSAL

SECTION 6.1.                                  Subject to applicable securities laws, the Buyer shall have a right of first refusal to purchase all Equity Rights (other than pursuant to Excluded Issuances) that the Company may, from time to time during the Eligibility Period, propose to sell or issue.  During the Eligibility Period, if the Company proposes to issue any Equity Rights (other than pursuant to Excluded Issuances), it shall give the Buyer an irrevocable written notice (the “Issuance Notice”) of its intention, describing the identity of such Person, the number of Equity Rights proposed to be issued, the price and the terms and conditions upon which the Company proposes to issue the same. The Buyer shall have 15 Business Days from receipt of the Issuance Notice (such 15 Business Day period, the “Notice Period”) to provide the Company with written notice its irrevocable election to purchase the Equity Rights, on an all or nothing basis, for the price and upon the terms and conditions specified in the Issuance Notice.  If the Buyer does not provide the Company with written notice of its election with respect to such issuance, or does not elect to purchase the Equity Rights proposed to be issued by the Company, then the Company shall have 60 days in which to sell such Equity Rights to such Person, at the price and on the terms and conditions set forth in the Issuance Notice.  If the Company does not sell such Equity Rights within such 60 day period or if the amount, price, terms or conditions of such proposed issuance are revised in any way less favorable to the Company, then the Company shall provide the Buyer a new Issuance Notice and shall comply again with provisions of this Article Six with respect any such subsequent sale.

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ARTICLE SEVEN

MISCELLANEOUS

SECTION 7.1.                                Amendment; Waiver.  This Agreement may not be amended, modified or otherwise altered in any manner, and the terms and conditions hereof may not be waived, unless in writing signed by the Company and the Buyer.  Except as expressly provided to the contrary, the rights and remedies provided herein shall be cumulative and not exclusive of any other rights or remedies available to a party and the delay or failure by a party to exercise a right hereunder shall not operate as a waiver of a breach nor shall it prevent such party from doing so later with respect to such breach or any subsequent breach.  No waiver hereunder shall be binding unless in writing executed by the party against whom enforcement of the waiver is sought.  No waiver of a breach of one provision of this Agreement shall operate as a waiver of another breach of such provision or of a breach of any other provision.

SECTION 7.2.                                Notices, Etc.  All notices or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered personally, (ii) three Business Days after being mailed by certified or registered mail, return receipt requested and postage prepaid, (iii) when received, if sent by overnight delivery service or international courier or (iv) when sent, if sent by fax.  A Party may change its address or fax number for the purposes hereof upon notice to the other Parties.  Such notices or other communications shall be sent to each Party as follows:

If to the Company:	Lithium Technology Corporation
10379B Democracy Lane
Fairfax VA 22030
Attention: Chief Financial Officer
Fax: 703-865-8888
Email: tim.ryder@lithiumtech.com

With copies (which shall not constitute notice) to:	Gallagher, Briody & Butler
155 Village Boulevard, 2nd Floor
Princeton, NJ 08540
Attention: Barbara J. Comly
Fax: (609) 452-0090
Email: bcomly@gbblawyers.com

If to the Buyer:	To the address of the Buyer set forth on the signature page hereto.

With copies (which shall not constitute notice) to:	Morrison & Foerster LLP
1290 Avenue of the Americas
New York, New York 10104
Attention: Spencer D. Klein, Esq.
Fax: (212) 378-2416
Email: SKlein@Mofo.com

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SECTION 7.3.                                Governing Law; Jurisdiction; Waiver of Jury Trial; Service of Process.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT-OF-LAW PROVISIONS.  IN CONNECTION WITH THE ADJUDICATION OF ANY DISPUTES RELATING TO THIS AGREEMENT, EACH PARTY HEREBY IRREVOCABLY (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN NEW YORK, NEW YORK, BOROUGH OF MANHATTAN; (B) WAIVES, AND AGREES NOT TO ASSERT, (1) ANY CLAIM THAT IT IS NOT SUBJECT TO THE JURISDICTION OF, OR ANY OBJECTION TO THE LAYING OF VENUE IN, ANY SUCH COURT OR THAT SUCH ACTION HAS BEEN COMMENCED IN AN IMPROPER OR INCONVENIENT FORUM AND (2) ANY RIGHT IT MAY HAVE TO TRIAL BY JURY; AND (C) AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY’S ADDRESS AS PROVIDED HEREIN SHALL BE EFFECTIVE WITH RESPECT TO ANY MATTER FOR WHICH IT HAS SUBMITTED TO JURISDICTION HEREBY; PROVIDED, THAT THE FOREGOING SHALL NOT CONSTITUTE A GENERAL CONSENT TO SERVICE OF PROCESS AND SHALL HAVE NO EFFECT FOR ANY PURPOSE EXCEPT AS SET FORTH IN THIS SECTION.  A JUDGMENT IN ANY SUCH ACTION MAY BE ENFORCED IN ANY OTHER COURTS TO WHOSE JURISDICTION THE APPLICABLE PARTY MAY BE SUBJECT.  EACH PARTY (X) CERTIFIES THAT NO AGENT OF ANY PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (Y) ACKNOWLEDGES THAT IT AND EACH OTHER PARTY HAS BEEN INDUCED TO ENTER INTO THE AGREEMENTS CONTEMPLATED HEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS, AGREEMENTS AND CERTIFICATIONS IN THIS SECTION.

SECTION 7.4.                                Entire Agreement.  This Agreement and the other Transaction Documents (together with all appendices, schedules, exhibits, annexes and attachments thereto) constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and undertakings, both written and oral, between the parties with respect to the subject matter hereof and thereof.

SECTION 7.5.                                Assignment.  The rights of a Holder pursuant to Articles Two and Three hereof may be assigned in connection with a transfer by the Buyer of all or a portion of such Registrable Securities; provided, that (x) such transfer must be effected in accordance with applicable securities laws; (y) in connection with such transfer, the Company is provided with the name and address of such transferee or assignee and the number of shares of Registrable Securities being transferred or assigned and (z) such transferee agrees in writing to be bound by the provisions of Articles Two and Three hereof.  Except as provided in the immediately preceding sentence, neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned (i) by the Buyer without the prior written consent of the Company and (ii) by the Company without the prior written consent of the Buyer, and any other purported assignment shall be void ab initio.  Subject to the foregoing, permitted assignments shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective heirs, successors and assigns.

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SECTION 7.6.                                Severability.  Any term or provision hereof that is held by a tribunal of competent authority to be invalid or unenforceable shall not affect the validity or enforceability of the remaining terms and provisions hereof and, within the jurisdiction of such tribunal, the scope, duration, or applicability of the invalid or unenforceable term or provision shall be amended to delete the necessary words or phrases, and to replace such term or provision with a term or provision that is valid and enforceable, so as to come as close as possible to achieving the economic, legal, or other purposes of such unenforceable term or provision.

SECTION 7.7.                                No Third-Party Beneficiaries.  This Agreement shall not confer any legal or equitable rights or remedies upon any Person other than the parties hereto and their permitted successors and assigns.

SECTION 7.8.                                Further Assurances.  Each party agrees to do such further acts and things and to execute and deliver to the other party such additional assignments, agreements, powers, documents and instruments as the other party may reasonably require or deem advisable to carry into effect the purposes of this Agreement.

SECTION 7.9.                                Headings.  Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision of this Agreement and shall not affect the construction of this Agreement.

SECTION 7.10.                              Expenses.  Except as provided in Section 2.2, all fees and expenses incurred by the Company in connection with this Agreement and all sales, transfer or other similar taxes payable in connection with this Agreement shall be borne by the Company, and all fees and expenses incurred by Buyer shall be borne by Buyer.

SECTION 7.11.                              Interpretation.  This Agreement has been negotiated by the respective parties hereto and their attorneys, and language hereof shall not be construed for or against a particular party.

SECTION 7.12.                              Counterparts.  This Agreement may be executed in counterparts and such counterparts may be delivered in electronic format (including by fax and email).  Such delivery of counterparts shall be conclusive evidence of the intent to be bound hereby and each such counterpart and copies produced therefrom shall have the same effect as an original.

[signature pages follow]

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IN WITNESS WHEREOF, the Company and Buyer have duly executed this Agreement as of the date first set forth above.

COMPANY:	LITHIUM TECHNOLOGY CORPORATION

By:
Name:
Title:

Address:		10379B Democracy Lane Fairfax VA 22030

BUYER:	CICCO HOLDING AG

By:
Name:
Title:

Address:		c/o Advokatur und Notariat Dr. iur. Toni Russi Bahnhofstrasse 40 7002, Chur, Switzerland

EXHIBIT B-1

Form of Swiss Subsidiary Guaranty

GUARANTY

THIS GUARANTY (this “Guaranty”), dated as of April ___, 2011, is made by each Guarantor named in the signature pages hereof (each a “Guarantor” and, collectively, the “Guarantors”), in favor of each holder of all or any part the Notes referred to below, including without limitation the Buyer.

Lithium Technology Corporation, a Delaware corporation (the “Company”) and Power Duke Investments Limited (the “Buyer”) are parties to the Securities Purchase Agreement dated as of March 30, 2011 (as amended, modified, renewed or extended from time to time, the “Securities Purchase Agreement”) and the Company may issue one or more convertible promissory notes to the Buyer as provided in the Securities Purchase Agreement (collectively, as amended, modified, renewed, extended or replaced from time to time, the “Notes”).

It is a condition precedent to the issuance of the Notes to the Buyer under the Securities Purchase Agreement and the incurrence of indebtedness by the Buyer under the Notes that each Guarantor guarantee the indebtedness and other obligations of the Company to the Buyer under or in connection with the Notes.

Each Guarantor, as a Subsidiary of the Company, will derive substantial direct and indirect benefits from the issuance of the Notes by the Company to the Buyer pursuant to the Securities Purchase Agreement, the incurrence of indebtedness by the Company under the Notes (which benefits are hereby acknowledged by each Guarantor).

Accordingly, to induce the Buyer to enter into the Securities Purchase Agreement, extend credit under the Notes and enter into the other transactions contemplated by the Transaction Documents, and in consideration thereof, each Guarantor hereby agrees as follows:

ARTICLE ONE

DEFINITIONS

SECTION 1.1         Terms Defined in Notes.  All capitalized terms used in this Guaranty (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Notes (or the Securities Purchase Agreement, as applicable).

SECTION 1.2         Certain Defined Terms.  As used in this Guaranty (including in the recitals hereof), the following terms shall have the following meanings:

“Affiliated Creditors” means any Group Company (or any officer, director, consultant or direct or indirect equity owner thereof) that is a creditor of another Group Company (other than in respect of claims for unpaid fees for service as a director of such Group Company).

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”.

“Credit Parties” means the Company and the Guarantors.

“Distributable Equity” means in relation to a Guarantor, the balance-sheet profit and reserves available for dividend distribution, to the largest extent permissible by law.

“Governmental Authority” means any federal, state, local or other governmental department, commission, board, bureau, agency, central bank, court, tribunal or other instrumentality or authority, domestic or foreign, exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Group Company” means the Company and each of its Subsidiaries (including the Guarantor).

“Guaranteed Obligations” has the meaning set forth in Section 2.1.

“Guarantor Documents” means each Guaranty and all other certificates, documents, agreements and instruments delivered to the Buyer under or in connection with this Guaranty and the Notes.

“Insolvency Proceeding” means (i) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (ii) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of any Person’s creditors generally or any substantial portion of such Person’s creditors, in each case undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

“Intellectual Property” has the meaning ascribed thereto in the Investor Rights Agreement.

“Lien” has the meaning ascribed thereto in the Securities Purchase Agreement.

“Permitted Lien” has the meaning ascribed thereto in the Investor Rights Agreement.

“Specified Concept” means faktische Zweckänderung.

“Specified Jurisdiction” means Switzerland.

“Specified Shareholder” means Lithiontech B.V.

“Subordinated Debt” has the meaning set forth in Section 7.1.

ARTICLE TWO

GUARANTY

SECTION 2.1         Guaranty.  Each Guarantor, jointly and severally, hereby unconditionally and irrevocably guarantees to the Buyer, and its successors, endorsees, transferees

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and assigns, the full and prompt payment when due (whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise) and performance of the indebtedness, liabilities and other obligations of the Credit Parties under or in connection with the Notes, including all other amounts payable by the Credit Parties thereunder or in connection therewith.  The terms “indebtedness,” “liabilities” and “obligations” are used herein in their most comprehensive sense and include any and all advances, debts, obligations and liabilities, now existing or hereafter arising, whether voluntary or involuntary and whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether recovery upon such indebtedness, liabilities and obligations may be or hereafter become unenforceable or shall be an allowed or disallowed claim in any Insolvency Proceeding, and including interest that accrues after the commencement by or against any Credit Party of any Insolvency Proceeding naming such Person as the debtor in such Insolvency Proceeding.  The foregoing indebtedness, liabilities and other obligations of the Credit Parties, and all other indebtedness, liabilities and obligations to be paid or performed by the Guarantors in connection with this Guaranty shall hereinafter be collectively referred to as the “Guaranteed Obligations”.

SECTION 2.2         Limitation of Guaranty.  To the extent that any court of competent jurisdiction shall impose by final judgment under applicable law any limitations on the amount of the Guarantor’s liability with respect to the Guaranteed Obligations which the Buyer can enforce under this Guaranty, the Buyer by its acceptance hereof accepts such limitation on the amount of such Guarantor’s liability hereunder to the extent needed to make this Guaranty and the Notes fully enforceable and nonavoidable.

SECTION 2.3         Local Law Limitation.

(a)          Notwithstanding anything contained in this Guaranty, the other Guarantor Documents and/or the Securities Purchase Agreement to the contrary, to the extent required by the laws and regulations of the Specified Jurisdiction in force at the relevant time, the Guarantor shall not make a payment under Section 2.1, unless:

(i)          the payment does not exceed the Distributable Equity; and

(ii)         the payment is made upon compliance with, and according to the procedure for, the distribution of dividends, which shall include the following:

(A)	the auditors of the Guarantor have confirmed in a written report that the payment can be made as a dividend;

(B)	the auditor's report is made available to the shareholders of the Guarantor;

(C)	the general meeting of the Guarantor validly resolves to make the payment; and

(iii)        subject to any applicable double taxation treaty, withholding tax of the Specified Jurisdiction at the then applicable rate is deducted

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from the payment, but only if and to the extent required by applicable law of the Specified Jurisdiction as confirmed by the written opinion of counsel to the Guarantor in the Specified Jurisdiction addressed to the Buyer to such effect.

(b)          A limitation to the amount of the payments owed by the Guarantor resulting from Section 2.3(a)(i) above shall not release the Guarantor from the obligation to pay any balance under the Guaranteed Obligations, provided, however, that the payment of the balance shall be subject to the availability of new Distributable Equity pursuant to Section 2.3(a)(i) above and be in compliance with the further requirements of this Section 2.3.

(c)          If the enforcement of payment obligations owed by the Guarantor under this Guaranty is limited due to the effects referred to in this Section 2.3, then the Guarantor shall:

(i)          to the extent permitted by applicable law write up or realize any of its assets that are shown in its balance sheet with a book value that is lower than the market value of the assets; if such realization results in a liquidation of the Guarantor or a material change of the company's purpose (i.e., the Specified Concept) of the Guarantor, any shareholder of the Guarantor herewith irrevocably undertakes to agree to such liquidation, respectively change of purpose; and

(ii)         procure, as far as legally within the power of the Guarantor, that its share capital in order to allow to distribute any means following a write-up or a realization as set out under Section 2.3(c)(i) above is reduced as necessary down to the minimum share capital amount allowed under applicable law.

(d)          [intentionally omitted]

(e)          Subject to applicable laws and regulations, any Affiliated Creditor or any Group Company which is a shareholder of the Guarantor shall take (or cause to be taken) all measures that are necessary and useful, as the case may be, to:

(i)          comply with the requirements set out above to enable the payment of the amounts owed under any provision of this Guaranty, the other Guarantor Documents and/or the Securities Purchase Agreement;

(ii)         make payments of the Guarantor under any provision of this Guaranty, the other Guarantor Documents and/or the Securities Purchase Agreement valid and non-refundable under the laws and regulations of the Specified Jurisdiction; and

(iii)        implement the write-up or realization of assets and the reduction of share capital pursuant to Section 2.3(c) above.

(f)          If and only to the extent required by applicable law, this Section 2.3 shall apply mutatis mutandis to the grant by the Guarantor as collateral for any liabilities of any of its affiliates under any other provision of this Guaranty, the other Guarantor Documents and/or the Securities Purchase Agreement of

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(i)          any further guaranty (other than the Guaranty contained in Section 2.1);

(ii)         any assumption of any liability, any subordination (including, without limitation, any subordination according to Article 7 of this Guaranty) or any waiver of any claim or right (including, without limitation, of the right to set-off or of any subrogation right according to Article 6 of this Guaranty), in each case by the Guarantor; provided that this clause (ii) shall not affect the applicability, validity or enforceability of the agreements of the Affiliated Creditors other than the Guarantor in Articles 6 and 7 hereof; and

(iii)        any security or collateral of whatever type, including (without limitation) any pledge on, or any fiduciary transfer of, any right, claim or asset.

(g)          For the avoidance of doubt and notwithstanding any other provision of this Guaranty, in the event of a bankruptcy of the Guarantor, any of the payment obligations under this Guaranty that remain unsatisfied due to the limitations referred to in this Section 2.3 shall constitute an unsecured liability of the Guarantor’s estate subject to the prior satisfaction of claims (including tax claims required by applicable law) against the Guarantor held by creditors who are not Affiliated Creditors.

(h)          In furtherance of the foregoing, the Specified Shareholder, as the sole shareholder of the Guarantor, hereby grants to Buyer an irrevocable proxy, coupled with an interest, with full power of substitution, as the Specified Shareholder’s attorney-in-fact, agent and proxy, for and in the Specified Shareholder’s name, to be counted as present, and to vote, consent or otherwise to act on behalf of the Specified Shareholder to (1) requisition the auditors’ report referred to in Section 2.3(a)(ii)(A), and (2) if but only if the requirements set forth in subsections (a)(i), (a)(ii)(A), (a)(ii)(B) and (a)(iii) of this Section 2.3 have been satisfied, to convene the general meeting referred to in subsection (a)(ii)(C) of this Section 2.3 and vote to approve the applicable payment thereat.

(i)          The Buyer and each Affiliated Creditor other than the Guarantor hereby irrevocably waive any claims they may have against the directors of the Guarantor arising from any action taken by them as required by and in compliance with clause (ii) of Section 5.11 of the Securities Purchase Agreement.

ARTICLE THREE

LIABILITY OF GUARANTORS

SECTION 3.1         Liability of Guarantors.  The liability of the Guarantors under this Guaranty shall be irrevocable, absolute, independent and unconditional, and shall not be affected by any circumstance which might constitute a discharge of a surety or guarantor other than the indefeasible payment and performance in full of all Guaranteed Obligations.  In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows:

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(a)          such Guarantor’s liability hereunder shall be the immediate, direct, and primary obligation of such Guarantor and shall not be contingent upon the Buyer’s exercise or enforcement of any remedy it may have against the Company or any other Person;

(b)          this Guaranty is a guaranty of payment when due and not merely of collectibility;

(c)          the Buyer may, subject to the provisions of the Notes, enforce this Guaranty upon the occurrence of maturity or acceleration of the Notes notwithstanding the existence of any dispute between any of the Buyer and the Company with respect thereto;

(d)          such Guarantor’s payment of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge such Guarantor’s liability for any portion of the Guaranteed Obligations remaining unsatisfied; and

(e)          such Guarantor’s liability with respect to the Guaranteed Obligations shall remain in full force and effect without regard to, and shall not be impaired or affected by, nor shall such Guarantor be exonerated or discharged by, any of the following events:

(i)          any Insolvency Proceeding with respect to the Company, such Guarantor, any other Credit Party or any other Person;

(ii)         any limitation, discharge, or cessation of the liability of the Company, such Guarantor, any other Credit Party or any other Person for any Guaranteed Obligations due to any statute, regulation or rule of law, or any invalidity or unenforceability in whole or in part of any of the Guaranteed Obligations;

(iii)        any merger, acquisition, consolidation or change in structure of the Company, such Guarantor or any other Credit Party or Person, or any sale, lease, transfer or other disposition of any or all of the assets or shares of the Company, such Guarantor, any other Credit Party or other Person;

(iv)        any assignment or other transfer, in whole or in part, of the Buyer’s interests in and rights under this Guaranty, including the Buyer’s right to receive payment of the Guaranteed Obligations;

(v)         any claim, defense, counterclaim or setoff, other than that of prior performance, that the Company, such Guarantor, any other Credit Party or other Person may have or assert, including any defense of incapacity or lack of corporate or other authority to execute the Notes;

(vi)        the Buyer’s amendment, modification, renewal, extension, cancellation or surrender of  any Guaranteed Obligations;

(vii)       the Buyer’s vote, claim, distribution, election, acceptance, action or inaction in any Insolvency Proceeding related to the Guaranteed Obligations;

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(viii)      any other guaranty, whether by such Guarantor or any other Person, of all or any part of the Guaranteed Obligations or any other indebtedness, obligations or liabilities of the Company to the Buyer.

ARTICLE FOUR

CONSENT OF GUARANTORS

SECTION 4.1         Consents of Guarantors.  Each Guarantor hereby unconditionally consents and agrees that, without notice to or further assent from such Guarantor:

(a)          the principal amount of the Guaranteed Obligations may be increased or decreased and additional indebtedness or obligations of the Credit Parties under the Notes may be incurred, by one or more amendments, modifications, renewals or extensions of the Notes or otherwise;

(b)          the time, manner, place or terms of any payment under the Notes may be extended or changed, including by an increase or decrease in the interest rate on any Guaranteed Obligation or any fee or other amount payable under the Notes, by an amendment, modification or renewal of the Notes or otherwise;

(c)          the time for the Company’s (or any other Person’s) performance of or compliance with any term, covenant or agreement on its part to be performed or observed under the Notes may be extended, or such performance or compliance waived, or failure in or departure from such performance or compliance consented to, all in such manner and upon such terms as the Buyer may deem proper;

(d)          the Buyer may discharge or release, in whole or in part, any other Credit Party or any other Person liable for the payment and performance of all or any part of the Guaranteed Obligations, and may permit or consent to any such action or any result of such action;

(e)          the Buyer may request and accept other guaranties of the Guaranteed Obligations and any other indebtedness, obligations or liabilities of the Company to the Buyer and may, from time to time, in whole or in part, surrender, release, subordinate, modify, waive, rescind, compromise or extend any such guaranty and may permit or consent to any such action or the result of any such action; and

(f)          the Buyer may exercise, or waive or otherwise refrain from exercising, any other right, remedy, power or privilege (including the right to accelerate the maturity of the Notes and any power of sale) granted by the Notes or other security document or agreement, or otherwise available to the Buyer, with respect to the Guaranteed Obligations, even if the exercise of such right, remedy, power or privilege affects or eliminates any right of subrogation or any other right of the Guarantors against the Company;

all as the Buyer may deem advisable, and all without impairing, abridging, releasing or affecting this Guaranty.

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ARTICLE FIVE

GUARANTOR WAIVERS

SECTION 5.1         Certain Waivers.  Each Guarantor waives and agrees not to assert:

(a)           any right to require the Buyer to marshal assets in favor of the Company, such Guarantor, any other Credit Party or any other Person, to proceed against the Company, any other Credit Party or any other Person, to give notice of the terms, time and place of any public or private sale of any personal property security constituting collateral for the Guaranteed Obligations or comply with any other provisions of §9-611 of the New York Uniform Commercial Code (or any equivalent provision of any other applicable law) or to pursue any other right, remedy, power or privilege of the Buyer whatsoever;

(b)          the defense of the statute of limitations in any action hereunder or for the collection or performance of the Guaranteed Obligations;

(c)          any defense arising by reason of any lack of corporate or other authority or any other defense of the Company, such Guarantor or any other Person;

(d)          any defense based upon the Buyer’s errors or omissions in its financial administration of the Guaranteed Obligations;

(e)          any rights to set-offs and counterclaims;

(f)          any defense based upon an election of remedies (including, if available, an election to proceed by nonjudicial foreclosure) which destroys or impairs the subrogation rights of such Guarantor or the right of such Guarantor to proceed against the Company or any other obligor of the Guaranteed Obligations for reimbursement; and

(g)          without limiting the generality of the foregoing, to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties, or which may conflict with the terms of this Guaranty.

SECTION 5.2         Additional Waivers.  Each Guarantor waives any and all notice of the acceptance of this Guaranty, and any and all notice of the creation, renewal, modification, extension or accrual of the Guaranteed Obligations, or the reliance by the Buyer upon this Guaranty, or the exercise of any right, remedy, power or privilege hereunder.  The Guaranteed Obligations shall conclusively be deemed to have been created, contracted, incurred and permitted to exist in reliance upon this Guaranty.  Each Guarantor waives any defense based on presentment, demand for payment, protest, dishonor or nonpayment by the Company with respect to the Guaranteed Obligations.

SECTION 5.3         Independent Obligations.  The obligations of each Guarantor hereunder are independent of and separate from the obligations of the Company and any other Credit Party and upon the occurrence and during the continuance of any Event of Default, a

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separate action or actions may be brought against such Guarantor, whether or not the Company or any such other Credit Party is joined therein or a separate action or actions are brought against the Company or any such other Credit Party.

SECTION 5.4         Financial Condition of Company.  No Guarantor shall have any right to require the Buyer to obtain or disclose any information with respect to:  (a) the financial condition or character of any Credit Party or the ability of any Credit Party to pay and perform the Guaranteed Obligations; (b) the Guaranteed Obligations; (c) the existence or nonexistence of any other guarantees of all or any part of the Guaranteed Obligations; or (d) any action or inaction on the part of the Buyer or any other Person.

ARTICLE SIX

SUBROGATION

SECTION 6.1         Subrogation.  Until the Guaranteed Obligations shall be satisfied in full, no Affiliated Creditor shall have, and no Affiliated Creditor shall directly or indirectly exercise, (a) any rights that it may acquire by way of subrogation under any payment contemplated hereby or otherwise, (b) any rights of contribution, indemnification, reimbursement or similar suretyship claims or (c) any other right which it might otherwise have or acquire (in any way whatsoever) which could entitle it at any time to share or participate in any right, remedy or security of the Buyer as against any other Affiliated Creditor.  If any amount shall be paid to any Affiliated Creditor on account of the foregoing rights at any time when all the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Buyer and shall forthwith be paid to the Buyer to be credited and applied to the Guaranteed Obligations in accordance with the terms of the Notes.

ARTICLE SEVEN

SUBORDINATION

SECTION 7.1         Subordination to Payment of Guaranteed Obligations.  All payments on account of all indebtedness, liabilities and other obligations of each Affiliated Creditor to each other Affiliated Creditor, whether created under, arising out of or in connection with any documents or instruments evidencing any credit extensions to such Affiliated Creditor or otherwise, including all principal on any such credit extensions, all interest accrued thereon, all fees and all other amounts payable by another Affiliated Creditor to such Affiliated Creditor in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, secured or unsecured, liquidated or unliquidated, determined or undetermined (the “Subordinated Debt”) shall be subject, subordinate and junior in right of payment and exercise of remedies, to the extent and in the manner set forth herein, to the prior payment in full in cash or cash equivalents of the Guaranteed Obligations.

SECTION 7.2         No Payments.  As long as any of the Guaranteed Obligations remain outstanding and unpaid, no Affiliated Creditor shall accept or receive any payment or distribution by or on behalf of another Affiliated Creditor, directly or indirectly, of assets of such other Affiliated Creditor of any kind or character, whether in cash, property or securities, including on account of the purchase, redemption or other acquisition of Subordinated Debt or by setoff,

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exchange or in any other manner, for or on account of the Subordinated Debt (“Subordinated Debt Payments”), except that if no Event of Default exists, an Affiliated Creditor shall be entitled to accept and receive regularly scheduled payments and other payments in the ordinary course on the Subordinated Debt, in accordance with the terms of the documents and instruments governing the Subordinated Debt and other Subordinated Debt Payments in respect of Subordinated Debt not evidenced by documents or instruments.  During the existence of an Event of Default (or if any Event of Default would exist immediately after the making of a Subordinated Debt Payment), and until such Event of Default is cured or waived, such Affiliated Creditor shall not make, accept or receive any Subordinated Debt Payment.  In the event that, notwithstanding the provisions of this Article 7, any Subordinated Debt Payments shall be received in contravention of this Article 7 by any Affiliated Creditor before all Guaranteed Obligations are paid in full in cash, such Subordinated Debt Payments shall be held in trust for the benefit of the Buyer and shall be paid over or delivered to the Buyer for application to the payment in full in cash of all Guaranteed Obligations remaining unpaid to the extent necessary to give effect to this Article  7, after giving effect to any concurrent payments or distributions to the Buyer in respect of the Guaranteed Obligations.

SECTION 7.3         Subordination of Remedies.  As long as any Guaranteed Obligations shall remain outstanding and unpaid, no Affiliated Creditor shall, without the prior written consent of the Buyer:

(a)          accelerate, make demand or otherwise make due and payable prior to the original stated maturity thereof any Subordinated Debt or bring suit or institute any other actions or proceedings to enforce its rights or interests under or in respect of the Subordinated Debt;

(b)          exercise any rights under or with respect to  any guaranties of the Subordinated Debt;

(c)          exercise any rights to set-offs and counterclaims in respect of any indebtedness, liabilities or obligations of such Affiliated Creditor to another Affiliated Creditor against any of the Subordinated Debt; or

(d)          commence, or cause to be commenced, or join with any creditor other than the Buyer in commencing, any Insolvency Proceeding.

SECTION 7.4         Subordination Upon Any Distribution of Assets of the Company.  In the event of any payment or distribution of assets of an Affiliated Creditor of any kind or character, whether in cash, property or securities, in any Insolvency Proceeding with respect to or involving such Affiliated Creditor, (a) all amounts owing on account of the Guaranteed Obligations, including all interest accrued thereon at the contract rate both before and after the initiation of any such proceeding, whether or not an allowed claim in any such proceeding, shall first be paid in full in cash, or payment provided for in cash or in cash equivalents, before any Subordinated Debt Payment is made; and (b) to the extent permitted by applicable law, any Subordinated Debt Payment to which any other Affiliated Creditor would be entitled except for the provisions hereof, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other liquidating agent making such payment or distribution directly to the Buyer (on behalf of the Buyer) for application to the payment of the

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Guaranteed Obligations in accordance with clause (a), after giving effect to any concurrent payment or distribution or provision therefor to the Buyer in respect of such Guaranteed Obligations.

SECTION 7.5         Authorization to the Buyer.  If, while any Subordinated Debt is outstanding, any Insolvency Proceeding is commenced by or against any Affiliated Creditor or its property:

(a)          the Buyer is hereby irrevocably authorized and empowered (in the name of the Buyer or in the name of each other Affiliated Creditor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution in respect of the Subordinated Debt and give acquittance therefor and to file claims and proofs of claim and take such other action (including voting the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Buyer; and

(b)          each other Affiliated Creditor shall promptly take such action as the Buyer may reasonably request (i) to collect the Subordinated Debt for the account of the Buyer and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (ii) to execute and deliver to the Buyer such powers of attorney, assignments and other instruments as it may request to enable it to enforce any and all claims with respect to the Subordinated Debt, and (iii) to collect and receive any and all Subordinated Debt Payments.

ARTICLE EIGHT

CONTINUING GUARANTEE

SECTION 8.1         This Guaranty is a continuing guaranty and agreement of subordination relating to any Guaranteed Obligations, including Guaranteed Obligations which may exist continuously or which may arise from time to time under successive transactions, and the Guarantors expressly acknowledge that this Guaranty shall remain in full force and effect notwithstanding that there may be periods in which no Guaranteed Obligations exist.  This Guaranty shall continue in effect and be binding upon the Guarantors until payment and performance in full of the Guaranteed Obligations and termination of the Notes.

ARTICLE NINE

PAYMENTS

SECTION 9.1         Each Guarantor hereby agrees, in furtherance of the foregoing provisions of this Guaranty and not in limitation of any other right which the Buyer or any other Person may have against such Guarantor by virtue hereof, upon the failure of the Company to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under §362(a) of the Bankruptcy Code and any comparable provisions of other applicable law), such Guarantor shall forthwith pay, or cause to be paid, in cash, to the Buyer an amount equal to the amount of the Guaranteed Obligations then due as aforesaid (including interest which, but for the filing of a petition in any Insolvency Proceeding with respect to the Company, would have accrued on such

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Guaranteed Obligations, whether or not a claim is allowed against the Company for such interest in any such Insolvency Proceeding).  Each Guarantor shall make each payment hereunder, unconditionally in full without set-off, counterclaim or other defense, on the day when due in United States dollars and in same day or immediately available funds, to the Buyer at such account as the Buyer shall specify in the Notes.

SECTION 9.2         The agreements in this Article 9 shall survive the payment of all Guaranteed Obligations and the termination of the Notes.

ARTICLE TEN

REPRESENTATIONS AND WARRANTIES OF THE GUARANTORS

SECTION 10.1       Representations and Warranties.  Each Guarantor represents and warrants for itself to the Buyer that:

(a)          Organization and Powers.  Each of the Guarantors is duly organized or formed, as the case may be, validly existing and, where applicable, in good standing under the laws of the jurisdiction of its incorporation or formation, is qualified to do business in its jurisdiction of incorporation, has all requisite power and authority to own its assets and carry on its business and, with respect to the Guarantors, to execute, deliver and perform its obligations under the Notes.

(b)          Authorization; No Conflict.  The execution, delivery and performance by the Guarantors of this Guaranty and the Notes have been duly authorized by all necessary action of the Guarantors, and do not and will not:  (a) contravene the terms of any certificate of incorporation, charter, by-laws or other organizational documents of the Guarantors or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Guarantor is a party or by which it or its properties may be bound or affected; or (b) violate any provision of any law, rule, regulation, order, writ, judgment, injunction or decree binding on or affecting the Guarantor.

(c)          Binding Obligation.  This Guaranty constitutes, and the Notes when executed and delivered by the Guarantor party thereto will constitute, a legal, valid and binding obligation of such Guarantor party thereto, enforceable against each Guarantor that is party thereto in accordance with its terms.

(d)          Governmental Consents.  No authorization, consent, approval, license, exemption of, or filing or registration with, any Governmental Authority, or approval or consent of any other Person, is required for the due execution, delivery or performance by any Guarantor of the Notes.

(e)          Consideration.  Each Guarantor has received at least “reasonably equivalent value” (as such phrase is used in §548 of the Bankruptcy Code and in comparable provisions of other applicable law) and more than sufficient consideration to support its obligations hereunder in respect of the Guaranteed Obligations and under the Notes.

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(f)          Independent Investigation.  Each Guarantor hereby acknowledges that it has undertaken its own independent investigation of the financial condition of the Company and all other matters pertaining to this Guaranty and further acknowledges that it is not relying in any manner upon any representation or statement of the Buyer with respect thereto.  Each Guarantor represents and warrants that it has received and reviewed copies of the Notes and that it is in a position to obtain, and it hereby assumes full responsibility for obtaining, any additional information concerning the financial condition of the Company and any other matters pertinent hereto that any Guarantor may desire.  No Guarantor is relying upon or expecting the Buyer to furnish to such Guarantor any information now or hereafter in the Buyer’s possession concerning the financial condition of the Company or any other matter.

(g)          The Affiliated Creditors signatory hereto constitute all of the Affiliated Creditors.

ARTICLE ELEVEN

COVENANTS

SECTION 11.1       Reporting Covenant.  So long as any Guaranteed Obligations shall remain unsatisfied and the Notes has not been terminated, each Guarantor agrees that it shall furnish to the Buyer:

(a)          prompt written notice of any condition or event which has resulted, or that could reasonably be expected to result, in a material adverse effect on the operations, properties, business or condition (financial or otherwise) of such Guarantor; and

(b)          such other information which is not commercially sensitive and which is reasonably related to the obligations hereunder as a Guarantor, respecting the operations, properties, business or condition (financial or otherwise) of such Guarantor or its Subsidiaries as the Buyer may from time to time reasonably request.

SECTION 11.2       Additional Affirmative Covenants.  So long as any Guaranteed Obligations shall remain unsatisfied and the Notes have not been terminated, each Guarantor agrees that:

(a)          Preservation of Existence, Etc.  Each Guarantor shall, and shall cause each of its Subsidiaries to, maintain and preserve its legal existence, its rights to transact business and all other rights, franchises and privileges necessary or desirable in the normal course of its business and operations and the ownership of its properties.

(b)          Further Assurances and Additional Acts.  Each Guarantor shall execute, acknowledge, deliver, file, notarize and register at its own expense all such further agreements, instruments, certificates, documents and assurances and perform such acts as the Buyer shall deem necessary or appropriate to effectuate the purposes of this Guaranty, and promptly provide the Buyer with evidence of the foregoing reasonably satisfactory in form and substance to the Buyer.

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(c)          Governmental Consents.  Each Guarantor shall maintain all authorizations, consents, approvals, licenses, exemptions of, or filings or registrations with, any Governmental Authority, or approvals or consents of any other Person, required in connection with this Guaranty.

SECTION 11.3       Intellectual Property Covenant.  So long as any Guaranteed Obligations remain unsatisfied and the Notes have not been terminated, each Guarantor agrees that it shall not create, incur, assume or permit or suffer to exist any Liens on the Intellectual Property of such Person other than (i) Liens in existence on the Issuance Date and (ii) Permitted Liens.  Notwithstanding the foregoing, each Guarantor shall be permitted to license any Intellectual Property to (i) the Company or another Guarantor Subsidiary or (ii) any other Person on terms that (x) do not adversely affect Newco or the rights granted pursuant to the License Agreements and (y) are at least as favorable to such Guarantor as the terms of any sublicense permitted by the License Agreement between Newco and the Company or otherwise consented to by the Company as licensor thereunder are to Newco.

SECTION 11.4       Debt Incurrence Covenant.  So long as any Guaranteed Obligations remain unsatisfied and the Notes have not been terminated, notwithstanding 4.1(a) of the Notes or Section 4.5 of the Investor Rights Agreement, each Guarantor shall not create, incur, assume, guarantee, acquire, become liable, contingently or otherwise, with respect to, or otherwise become responsible for payment of any Indebtedness other than unsecured Indebtedness that is by its terms expressly subordinated in right of priority and payment (including a customary standstill period with respect to exercise of remedies) to the Guaranteed Obligations; provided, that if such Indebtedness is owed to an Affiliated Creditor, then prior to or concurrently therewith (x) such Affiliated Creditor and the applicable Specified Shareholder shall have irrevocably agreed, in the event such Guarantor is unable to satisfy its payment obligations hereunder due to the limitations contained in Section 2.3 hereof, to convert – to the extent permitted by applicable law – such Indebtedness and other claims against the Guarantor into equity and thereafter cause the Guarantor to be liquidated by a third party trustee and (y) such Guarantor shall have delivered to the Buyer an unqualified opinion (subject to customary assumptions) of counsel to the Affiliated Creditor and the Specified Shareholder that the agreements of such persons contemplated by the foregoing clause (x) have been validly entered into and are enforceable under applicable law.

ARTICLE TWELVE

COSTS, EXPENSES AND INDEMNIFICATION

SECTION 12.1       Costs and Expenses.  Each Guarantor agrees to pay on demand all reasonable costs and expenses of the Buyer and any of its affiliates as determined by a judge or other Governmental Authority in any final settlement or adjudication of a claim with respect to this Guaranty.

SECTION 12.2       Indemnification.

(a)          The Guarantor shall indemnify and hold the Buyer, its affiliates, successors and assigns, and each of their directors, officers, employees, shareholders, members, partners and agents (each, a “Buyer Party”), harmless from any and all losses, liabilities,

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obligations, claims,  damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees  (“Damages”) that any such Buyer Party may suffer or incur as a result of or relating to the enforcement of (i) this Guaranty, any other Guarantor Document,  or any agreement or instrument contemplated hereby or thereby, the performance by the parties thereto of their respective obligations thereunder or the consummation of the transactions contemplated thereby, (ii) the Guaranteed Obligations or the use or intended use of the proceeds thereof, or (iii) any actual claim, litigation, or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Credit Party.  The foregoing indemnification obligation shall not apply to any Damages caused by conduct of the Buyer which constitutes fraud, gross negligence, willful misconduct or malfeasance.

(b)          If any action or claim is brought against a party in respect of which indemnity may be sought pursuant to the Guaranty, such indemnified party shall promptly notify the indemnifying party in writing, and the indemnifying party shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the indemnified party if the indemnifying party acknowledges its obligation to indemnify the indemnified party in connection therewith.  The indemnified party shall have the right to participate in the defense of any action the defense of which has been assumed by the indemnifying party and to employ counsel separate from the counsel employed by the indemnifying party, it being agreed, subject to the following sentence, that the indemnifying party shall control such defense, and the indemnifying party shall not be liable to the indemnified party for any legal or other expenses incurred by the indemnified party in connection with the defense thereof.  Notwithstanding the foregoing, if (i) the indemnifying party does not elect to assume the defense of such action, (ii) (ii) the named parties (including any impleaded parties) thereto include both an indemnified party (or any of its Affiliates) and the indemnifying party (or any of its Affiliates) and the indemnified party reasonably concludes that there may be a conflict of interest between it and the indemnifying party (or any of its Affiliates) or legal defenses available to it which are different from or additional to those available to the indemnifying party (or any of its Affiliates), or (iii) such action or claim involves a charge of criminal liability or any admission of wrongdoing, seeks equitable remedies, declaratory relief or any other non-monetary award or involves any Governmental Authority as a party thereto, then in any such case, following written notice to the indemnifying party, the indemnified party shall have the right to assume the defense thereof and the indemnifying party shall be liable for the fees and expenses of one separate counsel (together with one local counsel) selected by the indemnified party to represent the indemnified party in connection therewith.  The indemnifying party shall not effect, without the prior written consent of the indemnified party, any settlement, compromise or discharge of any such action or claim unless the same (x) involves an unconditional release of all claims against the indemnified party in form and substance satisfactory to the indemnified party, (y) is limited to the payment of monetary damages by the indemnifying party and (z) does not include any statement or admission as to fault, culpability, or failure to act by or on behalf of the indemnified party (or its Affiliates).

SECTION 12.3       Defense.  At the election of the Buyer or any Buyer Party, a Guarantor shall defend the Buyer or such Buyer Party using legal counsel satisfactory to the Buyer or such Buyer Party in such Person’s sole discretion, at the sole cost and expense of such Guarantor.

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SECTION 12.4       Survival.  The agreements in this Article 12 shall survive the repayment of all Guaranteed Obligations and the termination of the Notes.

ARTICLE THIRTEEN

MISCELLANEOUS

SECTION 13.1       Notices.  All notices and other communications provided for hereunder and under the Notes shall, unless otherwise stated herein or therein, be in writing (including by facsimile) and shall be mailed (by certified or registered mail), sent or delivered (a) if to the Buyer at or to its address, email address or facsimile number set forth in the Notes and (b) if to any Guarantor, at or to its address, email address or facsimile number set forth below its name on the signature page hereof, or at or to such other address, email address or facsimile number as such party shall have designated in a written notice to the other party.  All such notices and communications shall be effective (A) if delivered by hand, sent by certified or registered mail or sent by an overnight courier service, when received; and (B) if sent by facsimile transmission or electronic mail, when sent.  Electronic mail may be used only for routine communications, such as distribution of informational documents or documents for execution by the parties thereto, and may not be used for any other purpose.

SECTION 13.2       No Waiver; Cumulative Remedies.  No failure by the Buyer to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein or therein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

SECTION 13.3       Right of Set-Off.  In addition to any rights and remedies of the Buyer provided by law, upon the occurrence and during the continuance of any Event of Default, the Buyer and any of its affiliates are authorized at any time and from time to time, without prior notice to any Affiliated Creditor, any such notice being waived by such Affiliated Creditor to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, the Buyer or such affiliate to or for the credit or the account of such Affiliated Creditor against any and all Guaranteed Obligations owing to the Buyer or such affiliate, now or hereafter existing, irrespective of whether or not the Buyer shall have made demand under this Guaranty and although such Guaranteed Obligations may be contingent or unmatured.  The Buyer agrees promptly to notify such Affiliated Creditor after any such set-off and application made by the Buyer or such affiliate; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of the Buyer under this Section 13.3 are in addition to other rights and remedies (including other rights of set-off) which the Buyer may have.

SECTION 13.4       Marshalling; Payments Set Aside.  The Buyer shall not be under any obligation to marshal any assets in favor of any Guarantor or any other Person or against or in payment of any or all of the Guaranteed Obligations.  If any payment of the Guaranteed Obligations by or on behalf of any Credit Party (or receipt of any proceeds of any set

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off or any Collateral) shall be rescinded, invalidated, declared to be fraudulent or preferential, set aside, voided or otherwise required to be repaid to any Credit Party, its estate, trustee, receiver or any other Person, in connection with any Insolvency Proceeding or otherwise, then to the extent any payment is so rescinded, set aside, voided or otherwise repaid or restored, the Guaranteed Obligations shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred.

SECTION 13.5       Benefits of Guaranty.  This Guaranty is entered into for the sole protection and benefit of the Buyer and its successors and assigns, and no other Person (other than any Buyer Party specified herein) shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Guaranty.  The Buyer, by its acceptance of this Guaranty, shall not have any obligations under this Guaranty to any Person other than the Guarantors, and such obligations shall be limited to those obligations expressly stated herein.

SECTION 13.6       Binding Effect.  This Guaranty shall be binding upon each Guarantor and its successors and assigns, and inure to the benefit of and be enforceable by the Buyer and its successors, endorsees, transferees and assigns.

SECTION 13.7       Assignment.  The Buyer and the Guarantor shall have no right to assign or transfer its rights and obligations hereunder or under the Notes without the prior written consent of the each other party hereto; provided that the Buyer may assign or transfer its rights and obligations hereunder and under the Notes without the consent of the Company to any Person to whom it assigns all or any portion of the Notes.  Each Guarantor agrees that in connection with any such sale, assignment, transfer or grant by the Buyer, the Buyer may deliver to the prospective participant or assignee relevant information relating to such Guarantor and its Subsidiaries.  In the event of any grant of a participation by the Buyer, the participant (a) shall be deemed to have a right of setoff under Section 13.3 in respect of its participation to the same extent as if it were the “Buyer” and (b) shall also be entitled to the benefits of Article 12.

SECTION 13.8       Governing Law; Jurisdiction.

(a)          THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)          Each Guarantor hereby (i) submits to the non-exclusive jurisdiction of the courts of the State of New York and the Federal courts of the United States sitting in the Southern District of New York, Borough of Manhattan, for the purpose of any action or proceeding arising out of or relating to this Guaranty, (ii) agrees that all claims in respect of any such action or proceeding may be heard and determined in such courts, (iii) irrevocably waives (to the extent permitted by applicable law) any objection which it now or hereafter may have to the laying of venue of any such action or proceeding brought in any of the foregoing courts, and any objection on the ground that any such action or proceeding in any such court has been brought in an inconvenient forum and (iv) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner permitted by law.

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(c)          Nothing in this Section 13.8 shall limit the right of the Buyer to bring any action or proceeding against any Guarantor or its property in the courts of other jurisdictions.

SECTION 13.9       Waiver of Jury Trial.  EACH GUARANTOR HEREBY AGREES TO WAIVE, AND THE BUYER BY ITS ACCEPTANCE HEREOF HEREBY AGREES TO WAIVE, THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.  EACH GUARANTOR HEREBY AGREES, AND THE BUYER BY ITS ACCEPTANCE HEREOF HEREBY AGREES, THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT IN ANY WAY LIMITING THE FOREGOING, EACH GUARANTOR FURTHER AGREES, AND THE BUYER BY ITS ACCEPTANCE HEREOF FURTHER AGREES, THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM, OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR THE OTHER GUARANTOR DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY.  A COPY OF THIS SECTION 13.9 MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE WAIVER OF THE RIGHT TO TRIAL BY JURY AND CONSENT TO TRIAL BY COURT.

SECTION 13.10       Entire Agreement.  This Guaranty and the Notes constitute the entire agreement of the Guarantors with respect to the matters set forth herein and supersede any prior agreements, commitments, drafts, communications, discussions and understandings, oral or written, with respect thereto.  There are no conditions to the full effectiveness of this Guaranty.

SECTION 13.11       Amendments and Waivers.  This Guaranty and the Notes may not be amended except by a writing signed by the Guarantors and the Buyer.  No waiver of any rights of the Buyer under any provision of this Guaranty or the Notes or consent to any departure by any Guarantor therefrom shall be effective unless in writing and signed by the Buyer.  Any such amendment, waiver or consent thereto shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 13.12       Survival.  All covenants, agreements, representations and warranties made in this Guaranty and in the Notes shall survive the execution and delivery of this Guaranty, and shall continue in full force and effect so long as any Guaranteed Obligations remain unsatisfied and the Notes have not been terminated.

SECTION 13.13       Knowing and Explicit Waivers.  EACH GUARANTOR ACKNOWLEDGES THAT IT HAS EITHER OBTAINED THE ADVICE OF LEGAL COUNSEL OR HAS HAD THE OPPORTUNITY TO OBTAIN SUCH ADVICE IN CONNECTION WITH THE TERMS AND PROVISIONS OF THIS GUARANTY.  EACH

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GUARANTOR ACKNOWLEDGES AND AGREES THAT EACH OF THE WAIVERS AND CONSENTS SET FORTH HEREIN, INCLUDING THOSE CONTAINED IN ARTICLES 3 THROUGH 5, ARE MADE WITH FULL KNOWLEDGE OF THEIR SIGNIFICANCE AND CONSEQUENCES.  ADDITIONALLY, EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT BY EXECUTING THIS GUARANTY, IT IS WAIVING CERTAIN RIGHTS, BENEFITS, PROTECTIONS AND DEFENSES TO WHICH IT MAY OTHERWISE BE ENTITLED UNDER APPLICABLE LAW, AND THAT ALL SUCH WAIVERS HEREIN ARE EXPLICIT, KNOWING WAIVERS.  EACH GUARANTOR FURTHER ACKNOWLEDGES AND AGREES THAT THE BUYER ARE RELYING ON SUCH WAIVERS IN CREATING THE GUARANTEED OBLIGATIONS, AND THAT SUCH WAIVERS ARE A MATERIAL PART OF THE CONSIDERATION WHICH THE BUYER ARE RECEIVING FOR CREATING THE GUARANTEED OBLIGATIONS.

SECTION 13.14       Severability.  Whenever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations.  If, however, any provision of this Guaranty shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Guaranty, as the case may be, or the validity or effectiveness of such provision in any other jurisdiction.

SECTION 13.15       Judgment Currency.  If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Buyer could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given.  The obligation of each Guarantor in respect of any such sum due from it to the Buyer hereunder shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of the Notes (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Buyer of any sum adjudged to be so due in the Judgment Currency, the Buyer may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency.  If the amount of the Agreement Currency so purchased is less than the sum originally due to the Buyer from such Guarantor in the Agreement Currency, such Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Buyer or the Person to whom such obligation was owing against such loss.  The agreements in this Section 13.15 shall survive the repayment of all Guaranteed Obligations and the termination of the Notes.

SECTION 13.16       Joint and Several Liability. The liability of the Guarantors hereunder shall be joint and several.

SECTION 13.17       Counterparts.  This Guaranty may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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[signature page(s) follow]

20

IN WITNESS WHEREOF, each Guarantor has executed this Guaranty, as of the date first above written.

GUARANTORS DILO TRADING AG

By:
Name:
Title:

Address for Notices: c/o the Company, at the address set forth in the Securities Purchase Agreement

Acknowledged and Agreed: LITHIUM TECHNOLOGY CORPORATION

By:
Name:
Title:

LITHIONTECH B.V.

By:
Name:
Title:

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GAIA AKKUMULATORENWERKE GMBH

By:
Name:
Title:

GAIA HOLDING B.V.

By:
Name:
Title:

[NEWCO]

By:
Name:
Title:

LITHIONTECH LICENSING B.V.

By:
Name:
Title:

CICCO HOLDING AG, solely as to Section 2.3(i) hereof:

By:
Name:
Title:

22

EXHIBIT B-2

Form of German Subsidiary Guaranty

GUARANTY

THIS GUARANTY (this “Guaranty”), dated as of April ___, 2011, is made by each Guarantor named in the signature pages hereof (each a “Guarantor” and, collectively, the “Guarantors”), in favor of each holder of all or any part the Notes referred to below, including without limitation the Buyer.

Lithium Technology Corporation, a Delaware corporation (the “Company”) and Power Duke Investments Limited (the “Buyer”) are parties to the Securities Purchase Agreement dated as of March 30, 2011 (as amended, modified, renewed or extended from time to time, the “Securities Purchase Agreement”) and the Company may issue one or more convertible promissory notes to the Buyer as provided in the Securities Purchase Agreement (collectively, as amended, modified, renewed, extended or replaced from time to time, the “Notes”).

It is a condition precedent to the issuance of the Notes to the Buyer under the Securities Purchase Agreement and the incurrence of indebtedness by the Buyer under the Notes that each Guarantor guarantee the indebtedness and other obligations of the Company to the Buyer under or in connection with the Notes.

Each Guarantor, as a Subsidiary (as defined in the Securities Purchase Agreement) of the Company, will derive substantial direct and indirect benefits from the issuance of the Notes by the Company to the Buyer pursuant to the Securities Purchase Agreement, the incurrence of indebtedness by the Company under the Notes (which benefits are hereby acknowledged by each Guarantor).

Accordingly, to induce the Buyer to enter into the Securities Purchase Agreement, extend credit under the Notes and enter into the other transactions contemplated by the Transaction Documents, and in consideration thereof, each Guarantor hereby agrees as follows:

ARTICLE ONE

DEFINITIONS

SECTION 1.1                                Terms Defined in Notes.  All capitalized terms used in this Guaranty (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Notes (or the Securities Purchase Agreement, as applicable).

SECTION 1.2                                Certain Defined Terms.  As used in this Guaranty (including in the recitals hereof), the following terms shall have the following meanings:

“Affiliated Creditors” means any Group Company (or any officer, director, consultant or direct or indirect equity owner thereof) that is a creditor of another Group Company (other than in respect of claims for unpaid fees for service as a director of such Group Company).

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”.

“Credit Parties” means the Company and the Guarantors.

“Distributable Equity” means in relation to a Guarantor, the balance-sheet profit and reserves available for dividend distribution, to the largest extent permissible by law.

“Governmental Authority” means any federal, state, local or other governmental department, commission, board, bureau, agency, central bank, court, tribunal or other instrumentality or authority, domestic or foreign, exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Group Company” means the Company and each of its Subsidiaries (including the Guarantor).

“Guaranteed Obligations” has the meaning set forth in Section 2.1.

“Guarantor Documents” means each Guaranty and all other certificates, documents, agreements and instruments delivered to the Buyer under or in connection with this Guaranty and the Notes.

“Insolvency Proceeding” means (i) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (ii) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of any Person’s creditors generally or any substantial portion of such Person’s creditors, in each case undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

“Intellectual Property” has the meaning ascribed thereto in the Investor Rights Agreement.

“Lien” has the meaning ascribed thereto in the Securities Purchase Agreement.

“Permitted Lien” has the meaning ascribed thereto in the Investor Rights Agreement.

“Specified Shareholder” means GAIA Holding B.V.

“Subordinated Debt” has the meaning set forth in Section 7.1.

ARTICLE TWO

GUARANTY

SECTION 2.1                                Guaranty.  Each Guarantor, jointly and severally, hereby unconditionally and irrevocably guarantees to the Buyer, and its successors, endorsees, transferees and assigns, the full and prompt payment when due (whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise) and performance of the indebtedness, liabilities and other obligations of the Credit Parties under or in connection with the Notes, including all other amounts payable by the Credit Parties thereunder or in connection therewith.  The terms “indebtedness,” “liabilities” and “obligations” are used herein in their most comprehensive sense and include any and all advances, debts, obligations and liabilities, now existing or hereafter arising, whether voluntary or involuntary and whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether recovery upon such indebtedness, liabilities and obligations may be or hereafter become unenforceable or shall be an allowed or disallowed claim in any Insolvency Proceeding, and including interest that accrues after the commencement by or against any Credit Party of any Insolvency Proceeding naming such Person as the debtor in such Insolvency Proceeding.  The foregoing indebtedness, liabilities and other obligations of the Credit Parties, and all other indebtedness, liabilities and obligations to be paid or performed by the Guarantors in connection with this Guaranty shall hereinafter be collectively referred to as the “Guaranteed Obligations”.

SECTION 2.2                                Limitation of Guaranty.  To the extent that any court of competent jurisdiction shall impose by final judgment under applicable law any limitations on the amount of the Guarantor’s liability with respect to the Guaranteed Obligations which the Buyer can enforce under this Guaranty, the Buyer by its acceptance hereof accepts such limitation on the amount of such Guarantor’s liability hereunder to the extent needed to make this Guaranty and the Notes fully enforceable and nonavoidable.

SECTION 2.3                                German Limitation.

(i)
In the case of a Guarantor incorporated in Germany as a limited liability company (Gesellschaft mit beschränkter Haftung) (a German GmbH Guarantor) or established in Germany as a limited partnership (Kommanditgesellschaft) with a limited liability company (Gesellschaft mit beschränkter Haftung) as general partner (a German GmbH & Co. KG Guarantor, together with any German GmbH Guarantor hereinafter referred to as German Guarantor) the enforcement of the guarantee and indemnity (the Guarantee) granted pursuant to this Guaranty against such German Guarantor shall be limited as follows:

(A)
The enforcement of the Guarantee shall be limited, if and to the extent that the relevant German Guarantor guarantees obligations of an affiliated company (verbundenes Unternehmen) of such German Guarantor within the meaning of Section 15 of the German Stock Corporation Act (Aktiengesetz) (other than any of the German Guarantor's Subsidiaries) and that, in such case, the enforcement of the Guarantee (i) would cause the German Guarantor's, or, where the Guarantor is a German GmbH & Co KG Guarantor, its general partner's assets (the calculation of which shall include all items set forth in Section 266(2) A, B, C, D and E of the German Commercial Code (Handelsgesetzbuch)) less the German Guarantor's, or, where the Guarantor is a German GmbH & Co KG Guarantor, its general partner's liabilities (the calculation of which shall include all items set forth in Section 266(3) B, C, D and E of the German Commercial Code, (but shall, for the avoidance of doubt, exclude the liabilities under or relating to this Guarantee)) (the Net Assets) to be less than its respective registered share capital (Stammkapital) (Begründung einer Unterbilanz) or (ii) (if the German Guarantor's, or, where the Guarantor is a German GmbH & Co KG Guarantor, its general partner's Net Assets are already less than its respective registered share capital) would cause such deficit to be further increased (Vertiefung einer Unterbilanz).

(B)	For the purposes of such calculation the following balance sheet items shall be adjusted as follows:

I.
if the registered share capital of the German Guarantor, or, where the Guarantor is a German GmbH & Co KG Guarantor, of its general partner, is not fully paid up (nicht voll eingezahlt), the relevant amount which is not paid up shall be deducted from the registered share capital;

II.
the amount of any increase after the date of this Guaranty of the German Guarantor's, or, where the Guarantor is a German GmbH & Co KG Guarantor, its general partner's registered share capital which has been effected without the prior written consent of the Buyer and which is made out of retained earnings (Kapitalerhöhung aus Gesellschaftsmitteln) shall be deducted from the registered share capital;

III.
any asset that is shown in the balance sheet with a book value (Buchwert) that is significantly lower than the market value of such asset and that can be realised, to the extent legally permitted and commercially justifiable with regard to the cost and effort involved, shall be taken into account with its market value, if such asset is not necessary for the German Guarantor's or as the case may be its general partner's operational business (betriebsnotwendig); and

IV.
liabilities in relation to loans granted to, and other contractual liabilities incurred by, the German Guarantor or as the case may be its general partner, as a result of breaching any term of the Transaction Documents (as defined in the Securities Purchase Agreement) shall be disregarded.

(C)
The enforcement of the Guarantee shall initially be excluded pursuant to Section 2.3 (i) above if no later than five Business Days following a demand by the Buyer to make a payment under the Guarantee, the managing directors on behalf of the German Guarantor have confirmed in writing to the Buyer:

I.	to what extent the Guarantee granted hereunder is an up-stream or cross-stream guarantee as described in Section 2.2 (i) above; and

II.
which amount of such cross-stream or up-stream guarantee cannot be enforced as it would cause the Net Assets of the German Guarantor, or, where the Guarantor is a German GmbH & Co KG Guarantor, its general partner to be less than its respective registered share capital (taking into account the adjustments and the realisation duties set out in Section 2.3 (i)(B) above,

(the Management Determination) and such confirmation is supported by a calculation reasonably satisfactory to the Buyer; provided that the Buyer shall in any event be entitled to enforce the Guarantee for any amounts where such enforcement would, in accordance with the Management Determination, not cause the German Guarantor's, or, where the Guarantor is a German GmbH & Co KG Guarantor, its general partner's Net Assets to be less than (or to fall further below) the amount of its respective registered share capital (in each case as calculated and adjusted in accordance with Section 2.2 (i)(A) and 2.2 (i)(B) above).

(D)
Following the Buyer's receipt of a Management Determination, any further enforcement of the Guarantee (i.e. any enforcement to which the Buyer is not already entitled to pursuant to Section 2.2 (i)(C)) shall be excluded pursuant to Section 2.2 (i)(A) above for a period of no more than 14 days only. If the Buyer receives within such 14 day period (i) an up-to date balance sheet together with (ii) a determination in each case prepared by auditors of international standard and reputation appointed by the relevant German Guarantor either confirming the Management Determination or setting out deviations from the Management Determination (the Auditor's Determination), the further enforcement of the Guarantee shall be limited, if and to the extent such enforcement would, in accordance with the Auditor's Determination, cause the German Guarantor's, or, where the Guarantor is a German GmbH & Co KG Guarantor, its general partner's, Net Assets to be less than (or to fall further below) the amount of its respective registered share capital in each case as calculated and adjusted in accordance with Section 2.2 (i)(A) and (i)(B) above. If the German Guarantor fails to deliver an Auditor's Determination within 14 days after receipt of the Management Determination, the Buyer shall be entitled to enforce the Guarantee without any limitation or restriction.

(E)	The limitations set out in this Section 2.2 (i) shall not apply (or, as the case may be, shall cease to apply):

I.
if and to the extent the relevant German Guarantor guarantees any amounts borrowed under the Notes which are lent, on-lent or otherwise passed on to such German Guarantor or, for a German GmbH & Co KG Guarantor, its general partner or any of its respective Subsidiaries from time to time (provided that the relevant German Guarantor must prove (Beweislast) that or to which extent no such amounts have been thus lent, on-lent or otherwise passed on);

II.
if and when a domination agreement (Beherrschungsvertrag) or a profit absorption agreement (Gewinnabführungsvertrag) (either directly or through a chain of domination or profit absorption agreements) is or becomes effective between the relevant German Guarantor (or, for a German GmbH & Co KG Guarantor, its general partner) and:

i.	if the German Guarantor (or, for a German GmbH & Co KG Guarantor, its general partner) is a Subsidiary of the Company whose obligations are guaranteed under the Guarantee, the Company; or

ii.
if the German Guarantor (or, for a German GmbH & Co KG Guarantor, its general partner) is a sister company of the Company whose obligations are guaranteed under the Guarantee, any joint (direct or indirect) parent company of the German Guarantor (or, for a German GmbH & Co KG Guarantor, its general partner) and the Company as dominating entity (beherrschendes Unternehmen); or

III.
if and to the extent for any other reason (including as a result of a change in the relevant rules of law) the deficit (Unterbilanz) referred to in Section 2.2 (i)(A) above does not constitute a breach of the German Guarantor's or, where the Guarantor is a German GmbH & Co KG Guarantor, its general partner's obligations to maintain its registered share capital pursuant to sections 30 et seq. of the German Act on Limited Liability Companies (GmbH-Gesetz), each as amended, supplemented and replaced from time to time.

(ii)
For the avoidance of doubt, nothing in this Guaranty shall be interpreted as a restriction or limitation of (i) the enforcement of the Guaranty to the extent such Guaranty guarantees obligations of the German Guarantor itself in its capactiy as borrower under the Notes or obligations of any of its direct or indirect Subsidiaries including in each case their legal successors or (ii) the enforcement of any claim of the Buyer against any Affiliated Creditor of the German Guarantor.

(iii)
For the avoidance of doubt and notwithstanding any other provision of this Guaranty, in the event of an Insolvency Proceeding with respect to the Guarantor, any of the payment obligations under this Guaranty that remain unsatisfied due to the limitations referred to in this Section 2.3 shall constitute an unsecured liability of the Guarantor’s estate subject to the prior satisfaction of claims (including tax claims required by applicable law) against the Guarantor held by creditors who are not Affiliated Creditors.

ARTICLE THREE

LIABILITY OF GUARANTORS

SECTION 3.1                                Liability of Guarantors.  The liability of the Guarantors under this Guaranty shall be irrevocable, absolute, independent and unconditional, and shall not be affected by any circumstance which might constitute a discharge of a surety or guarantor other than the indefeasible payment and performance in full of all Guaranteed Obligations.  In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows:

(a)           such Guarantor’s liability hereunder shall be the immediate, direct, and primary obligation of such Guarantor and shall not be contingent upon the Buyer’s exercise or enforcement of any remedy it may have against the Company or any other Person;

(b)           this Guaranty is a guaranty of payment when due and not merely of collectibility;

(c)           the Buyer may, subject to the provisions of the Notes, enforce this Guaranty upon the occurrence of maturity or acceleration of the Notes notwithstanding the existence of any dispute between any of the Buyer and the Company with respect thereto;

(d)           such Guarantor’s payment of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge such Guarantor’s liability for any portion of the Guaranteed Obligations remaining unsatisfied; and

(e)           such Guarantor’s liability with respect to the Guaranteed Obligations shall remain in full force and effect without regard to, and shall not be impaired or affected by, nor shall such Guarantor be exonerated or discharged by, any of the following events:

(i)           any Insolvency Proceeding with respect to the Company, such Guarantor, any other Credit Party or any other Person;

(ii)           any limitation, discharge, or cessation of the liability of the Company, such Guarantor, any other Credit Party or any other Person for any Guaranteed Obligations due to any statute, regulation or rule of law, or any invalidity or unenforceability in whole or in part of any of the Guaranteed Obligations;

(iii)           any merger, acquisition, consolidation or change in structure of the Company, such Guarantor or any other Credit Party or Person, or any sale, lease, transfer or other disposition of any or all of the assets or shares of the Company, such Guarantor, any other Credit Party or other Person;

(iv)           any assignment or other transfer, in whole or in part, of the Buyer’s interests in and rights under this Guaranty, including the Buyer’s right to receive payment of the Guaranteed Obligations;

(v)           any claim, defense, counterclaim or setoff, other than that of prior performance, that the Company, such Guarantor, any other Credit Party or other Person may have or assert, including any defense of incapacity or lack of corporate or other authority to execute the Notes;

(vi)           the Buyer’s amendment, modification, renewal, extension, cancellation or surrender of  any Guaranteed Obligations;

(vii)           the Buyer’s vote, claim, distribution, election, acceptance, action or inaction in any Insolvency Proceeding related to the Guaranteed Obligations;

(viii)           any other guaranty, whether by such Guarantor or any other Person, of all or any part of the Guaranteed Obligations or any other indebtedness, obligations or liabilities of the Company to the Buyer.

ARTICLE FOUR

CONSENT OF GUARANTORS

SECTION 4.1                                Consents of Guarantors.  Each Guarantor hereby unconditionally consents and agrees that, without notice to or further assent from such Guarantor:

(a)           the principal amount of the Guaranteed Obligations may be increased or decreased and additional indebtedness or obligations of the Credit Parties under the Notes may be incurred, by one or more amendments, modifications, renewals or extensions of the Notes or otherwise;

(b)           the time, manner, place or terms of any payment under the Notes may be extended or changed, including by an increase or decrease in the interest rate on any Guaranteed Obligation or any fee or other amount payable under the Notes, by an amendment, modification or renewal of the Notes or otherwise;

(c)           the time for the Company’s (or any other Person’s) performance of or compliance with any term, covenant or agreement on its part to be performed or observed under the Notes may be extended, or such performance or compliance waived, or failure in or departure from such performance or compliance consented to, all in such manner and upon such terms as the Buyer may deem proper;

(d)           the Buyer may discharge or release, in whole or in part, any other Credit Party or any other Person liable for the payment and performance of all or any part of the Guaranteed Obligations, and may permit or consent to any such action or any result of such action;

(e)           the Buyer may request and accept other guaranties of the Guaranteed Obligations and any other indebtedness, obligations or liabilities of the Company to the Buyer and may, from time to time, in whole or in part, surrender, release, subordinate, modify, waive, rescind, compromise or extend any such guaranty and may permit or consent to any such action or the result of any such action; and

(f)           the Buyer may exercise, or waive or otherwise refrain from exercising, any other right, remedy, power or privilege (including the right to accelerate the maturity of the Notes and any power of sale) granted by the Notes or other security document or agreement, or otherwise available to the Buyer, with respect to the Guaranteed Obligations, even if the exercise of such right, remedy, power or privilege affects or eliminates any right of subrogation or any other right of the Guarantors against the Company;

all as the Buyer may deem advisable, and all without impairing, abridging, releasing or affecting this Guaranty.

ARTICLE FIVE

GUARANTOR WAIVERS

SECTION 5.1                                Certain Waivers.  Each Guarantor waives and agrees not to assert:

(a)            any right to require the Buyer to marshal assets in favor of the Company, such Guarantor, any other Credit Party or any other Person, to proceed against the Company, any other Credit Party or any other Person, to give notice of the terms, time and place of any public or private sale of any personal property security constituting collateral for the Guaranteed Obligations or comply with any other provisions of §9-611 of the New York Uniform Commercial Code (or any equivalent provision of any other applicable law) or to pursue any other right, remedy, power or privilege of the Buyer whatsoever;

(b)           the defense of the statute of limitations in any action hereunder or for the collection or performance of the Guaranteed Obligations;

(c)           any defense arising by reason of any lack of corporate or other authority or any other defense of the Company, such Guarantor or any other Person;

(d)           any defense based upon the Buyer’s errors or omissions in its financial administration of the Guaranteed Obligations;

(e)           any rights to set-offs and counterclaims;

(f)           any defense based upon an election of remedies (including, if available, an election to proceed by nonjudicial foreclosure) which destroys or impairs the subrogation rights of such Guarantor or the right of such Guarantor to proceed against the Company or any other obligor of the Guaranteed Obligations for reimbursement; and

(g)           without limiting the generality of the foregoing, to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties, or which may conflict with the terms of this Guaranty.

SECTION 5.2                                Additional Waivers.  Each Guarantor waives any and all notice of the acceptance of this Guaranty, and any and all notice of the creation, renewal, modification, extension or accrual of the Guaranteed Obligations, or the reliance by the Buyer upon this Guaranty, or the exercise of any right, remedy, power or privilege hereunder.  The Guaranteed Obligations shall conclusively be deemed to have been created, contracted, incurred and permitted to exist in reliance upon this Guaranty.  Each Guarantor waives any defense based on presentment, demand for payment, protest, dishonor or nonpayment by the Company with respect to the Guaranteed Obligations.

SECTION 5.3                                Independent Obligations.  The obligations of each Guarantor hereunder are independent of and separate from the obligations of the Company and any other Credit Party and upon the occurrence and during the continuance of any Event of Default, a separate action or actions may be brought against such Guarantor, whether or not the Company or any such other Credit Party is joined therein or a separate action or actions are brought against the Company or any such other Credit Party.

SECTION 5.4                                Financial Condition of Company.  No Guarantor shall have any right to require the Buyer to obtain or disclose any information with respect to:  (a) the financial condition or character of any Credit Party or the ability of any Credit Party to pay and perform the Guaranteed Obligations; (b) the Guaranteed Obligations; (c) the existence or nonexistence of any other guarantees of all or any part of the Guaranteed Obligations; or (d) any action or inaction on the part of the Buyer or any other Person.

ARTICLE SIX

SUBROGATION

SECTION 6.1                                Subrogation.  Until the Guaranteed Obligations shall be satisfied in full, no Affiliated Creditor shall have, and no Affiliated Creditor shall directly or indirectly exercise, (a) any rights that it may acquire by way of subrogation under any payment contemplated hereby or otherwise, (b) any rights of contribution, indemnification, reimbursement or similar suretyship claims or (c) any other right which it might otherwise have or acquire (in any way whatsoever) which could entitle it at any time to share or participate in any right, remedy or security of the Buyer as against any other Affiliated Creditor.  If any amount shall be paid to any Affiliated Creditor on account of the foregoing rights at any time when all the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Buyer and shall forthwith be paid to the Buyer to be credited and applied to the Guaranteed Obligations in accordance with the terms of the Notes.

ARTICLE SEVEN

SUBORDINATION

SECTION 7.1                                Subordination to Payment of Guaranteed Obligations.  All payments on account of all indebtedness, liabilities and other obligations of each Affiliated Creditor to each other Affiliated Creditor, whether created under, arising out of or in connection with any documents or instruments evidencing any credit extensions to such Affiliated Creditor or otherwise, including all principal on any such credit extensions, all interest accrued thereon, all fees and all other amounts payable by another Affiliated Creditor to such Affiliated Creditor in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, secured or unsecured, liquidated or unliquidated, determined or undetermined (the “Subordinated Debt”) shall be subject, subordinate and junior in right of payment and exercise of remedies, to the extent and in the manner set forth herein, to the prior payment in full in cash or cash equivalents of the Guaranteed Obligations.

SECTION 7.2                                No Payments.  As long as any of the Guaranteed Obligations remain outstanding and unpaid, no Affiliated Creditor shall accept or receive any payment or distribution by or on behalf of another Affiliated Creditor, directly or indirectly, of assets of such other Affiliated Creditor of any kind or character, whether in cash, property or securities, including on account of the purchase, redemption or other acquisition of Subordinated Debt or by setoff, exchange or in any other manner, for or on account of the Subordinated Debt (“Subordinated Debt Payments”), except that if no Event of Default exists, an Affiliated Creditor shall be entitled to accept and receive regularly scheduled payments and other payments in the ordinary course on the Subordinated Debt, in accordance with the terms of the documents and instruments governing the Subordinated Debt and other Subordinated Debt Payments in respect of Subordinated Debt not evidenced by documents or instruments.  During the existence of an Event of Default (or if any Event of Default would exist immediately after the making of a Subordinated Debt Payment), and until such Event of Default is cured or waived, such Affiliated Creditor shall not make, accept or receive any Subordinated Debt Payment.  In the event that, notwithstanding the provisions of this Article 7, any Subordinated Debt Payments shall be received in contravention of this Article 7 by any Affiliated Creditor before all Guaranteed Obligations are paid in full in cash, such Subordinated Debt Payments shall be held in trust for the benefit of the Buyer and shall be paid over or delivered to the Buyer for application to the payment in full in cash of all Guaranteed Obligations remaining unpaid to the extent necessary to give effect to this Article  7, after giving effect to any concurrent payments or distributions to the Buyer in respect of the Guaranteed Obligations.

SECTION 7.3                                Subordination of Remedies.  As long as any Guaranteed Obligations shall remain outstanding and unpaid, no Affiliated Creditor shall, without the prior written consent of the Buyer:

(a)           accelerate, make demand or otherwise make due and payable prior to the original stated maturity thereof any Subordinated Debt or bring suit or institute any other actions or proceedings to enforce its rights or interests under or in respect of the Subordinated Debt;

(b)           exercise any rights under or with respect to  any guaranties of the Subordinated Debt;

(c)           exercise any rights to set-offs and counterclaims in respect of any indebtedness, liabilities or obligations of such Affiliated Creditor to another Affiliated Creditor against any of the Subordinated Debt; or

(d)           commence, or cause to be commenced, or join with any creditor other than the Buyer in commencing, any Insolvency Proceeding.

SECTION 7.4                                Subordination Upon Any Distribution of Assets of the Company.  In the event of any payment or distribution of assets of an Affiliated Creditor of any kind or character, whether in cash, property or securities, in any Insolvency Proceeding with respect to or involving such Affiliated Creditor, (a) all amounts owing on account of the Guaranteed Obligations, including all interest accrued thereon at the contract rate both before and after the initiation of any such proceeding, whether or not an allowed claim in any such proceeding, shall first be paid in full in cash, or payment provided for in cash or in cash equivalents, before any Subordinated Debt Payment is made; and (b) to the extent permitted by applicable law, any Subordinated Debt Payment to which any other Affiliated Creditor would be entitled except for the provisions hereof, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other liquidating agent making such payment or distribution directly to the Buyer (on behalf of the Buyer) for application to the payment of the Guaranteed Obligations in accordance with clause (a), after giving effect to any concurrent payment or distribution or provision therefor to the Buyer in respect of such Guaranteed Obligations.

SECTION 7.5                                Authorization to the Buyer.  If, while any Subordinated Debt is outstanding, any Insolvency Proceeding is commenced by or against any Affiliated Creditor or its property:

(a)           the Buyer is hereby irrevocably authorized and empowered (in the name of the Buyer or in the name of each other Affiliated Creditor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution in respect of the Subordinated Debt and give acquittance therefor and to file claims and proofs of claim and take such other action (including voting the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Buyer; and

(b)           each other Affiliated Creditor shall promptly take such action as the Buyer may reasonably request (i) to collect the Subordinated Debt for the account of the Buyer and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (ii) to execute and deliver to the Buyer such powers of attorney, assignments and other instruments as it may request to enable it to enforce any and all claims with respect to the Subordinated Debt, and (iii) to collect and receive any and all Subordinated Debt Payments.

ARTICLE EIGHT

CONTINUING GUARANTEE

SECTION 8.1                                This Guaranty is a continuing guaranty and agreement of subordination relating to any Guaranteed Obligations, including Guaranteed Obligations which may exist continuously or which may arise from time to time under successive transactions, and the Guarantors expressly acknowledge that this Guaranty shall remain in full force and effect notwithstanding that there may be periods in which no Guaranteed Obligations exist.  This Guaranty shall continue in effect and be binding upon the Guarantors until payment and performance in full of the Guaranteed Obligations and termination of the Notes.

ARTICLE NINE

PAYMENTS

SECTION 9.1                                Each Guarantor hereby agrees, in furtherance of the foregoing provisions of this Guaranty and not in limitation of any other right which the Buyer or any other Person may have against such Guarantor by virtue hereof, upon the failure of the Company to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under §362(a) of the Bankruptcy Code and any comparable provisions of other applicable law), such Guarantor shall forthwith pay, or cause to be paid, in cash, to the Buyer an amount equal to the amount of the Guaranteed Obligations then due as aforesaid (including interest which, but for the filing of a petition in any Insolvency Proceeding with respect to the Company, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against the Company for such interest in any such Insolvency Proceeding).  Each Guarantor shall make each payment hereunder, unconditionally in full without set-off, counterclaim or other defense, on the day when due in United States dollars and in same day or immediately available funds, to the Buyer at such account as the Buyer shall specify in the Notes.

SECTION 9.2                                The agreements in this Article 9 shall survive the payment of all Guaranteed Obligations and the termination of the Notes.

ARTICLE TEN

REPRESENTATIONS AND WARRANTIES OF THE GUARANTORS

SECTION 10.1                                Representations and Warranties.  Each Guarantor represents and warrants for itself to the Buyer that:

(a)           Organization and Powers.  Each of the Guarantors is duly organized or formed, as the case may be, validly existing and, where applicable, in good standing under the laws of the jurisdiction of its incorporation or formation, is qualified to do business in its jurisdiction of incorporation, has all requisite power and authority to own its assets and carry on its business and, with respect to the Guarantors, to execute, deliver and perform its obligations under the Notes.

(b)           Authorization; No Conflict.  The execution, delivery and performance by the Guarantors of this Guaranty and the Notes have been duly authorized by all necessary action of the Guarantors, and do not and will not:  (a) contravene the terms of any certificate of incorporation, charter, by-laws or other organizational documents of the Guarantors or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Guarantor is a party or by which it or its properties may be bound or affected; or (b) violate any provision of any law, rule, regulation, order, writ, judgment, injunction or decree binding on or affecting the Guarantor.

(c)           Binding Obligation.  This Guaranty constitutes, and the Notes when executed and delivered by the Guarantor party thereto will constitute, a legal, valid and binding obligation of such Guarantor party thereto, enforceable against each Guarantor that is party thereto in accordance with its terms.

(d)           Governmental Consents.  No authorization, consent, approval, license, exemption of, or filing or registration with, any Governmental Authority, or approval or consent of any other Person, is required for the due execution, delivery or performance by any Guarantor of the Notes.

(e)           Consideration.  Each Guarantor has received at least “reasonably equivalent value” (as such phrase is used in §548 of the Bankruptcy Code and in comparable provisions of other applicable law) and more than sufficient consideration to support its obligations hereunder in respect of the Guaranteed Obligations and under the Notes.

(f)           Independent Investigation.  Each Guarantor hereby acknowledges that it has undertaken its own independent investigation of the financial condition of the Company and all other matters pertaining to this Guaranty and further acknowledges that it is not relying in any manner upon any representation or statement of the Buyer with respect thereto.  Each Guarantor represents and warrants that it has received and reviewed copies of the Notes and that it is in a position to obtain, and it hereby assumes full responsibility for obtaining, any additional information concerning the financial condition of the Company and any other matters pertinent hereto that any Guarantor may desire.  No Guarantor is relying upon or expecting the Buyer to furnish to such Guarantor any information now or hereafter in the Buyer’s possession concerning the financial condition of the Company or any other matter.

(g)           The Affiliated Creditors signatory hereto constitute all of the Affiliated Creditors.

ARTICLE ELEVEN

COVENANTS

SECTION 11.1                                Reporting Covenant.  So long as any Guaranteed Obligations shall remain unsatisfied and the Notes have not been terminated, each Guarantor agrees that it shall furnish to the Buyer:

(a)           prompt written notice of any condition or event which has resulted, or that could reasonably be expected to result, in a material adverse effect on the operations, properties, business or condition (financial or otherwise) of such Guarantor; and

(b)           such other information which is not commercially sensitive and which is reasonably related to the obligations hereunder as a Guarantor, respecting the operations, properties, business or condition (financial or otherwise) of such Guarantor or its Subsidiaries as the Buyer may from time to time reasonably request.

SECTION 11.2                                Additional Affirmative Covenants.  So long as any Guaranteed Obligations shall remain unsatisfied and the Notes have not been terminated, each Guarantor agrees that:

(a)           Preservation of Existence, Etc.  Each Guarantor shall, and shall cause each of its Subsidiaries to, maintain and preserve its legal existence, its rights to transact business and all other rights, franchises and privileges necessary or desirable in the normal course of its business and operations and the ownership of its properties.

(b)           Further Assurances and Additional Acts.  Each Guarantor shall execute, acknowledge, deliver, file, notarize and register at its own expense all such further agreements, instruments, certificates, documents and assurances and perform such acts as the Buyer shall deem necessary or appropriate to effectuate the purposes of this Guaranty, and promptly provide the Buyer with evidence of the foregoing reasonably satisfactory in form and substance to the Buyer.

(c)           Governmental Consents.  Each Guarantor shall maintain all authorizations, consents, approvals, licenses, exemptions of, or filings or registrations with, any Governmental Authority, or approvals or consents of any other Person, required in connection with this Guaranty.

SECTION 11.3                                Intellectual Property Covenant.  So long as any Guaranteed Obligations remain unsatisfied and the Notes have not been terminated, each Guarantor agrees that it shall not create, incur, assume or permit or suffer to exist any Liens on the Intellectual Property of such Person other than (i) Liens in existence on the Issuance Date and (ii) Permitted Liens.  Notwithstanding the foregoing, each Guarantor shall be permitted to license any Intellectual Property to (i) the Company or another Guarantor Subsidiary or (ii) any other Person on terms that (x) do not adversely affect Newco or the rights granted pursuant to the License Agreements and (y) are at least as favorable to such Guarantor as the terms of any sublicense permitted by the License Agreement between Newco and the Company or otherwise consented to by the Company as licensor thereunder are to Newco.

SECTION 11.4                                Debt Incurrence Covenant.  So long as any Guaranteed Obligations remain unsatisfied and the Notes have not been terminated, notwithstanding 4.1(a) of the Notes or Section 4.5 of the Investor Rights Agreement, each Guarantor shall not create, incur, assume, guarantee, acquire, become liable, contingently or otherwise, with respect to, or otherwise become responsible for payment of any Indebtedness other than unsecured Indebtedness that is by its terms expressly subordinated in right of priority and payment (including a customary standstill period with respect to exercise of remedies) to the Guaranteed Obligations; provided, that if such Indebtedness is owed to an Affiliated Creditor, then prior to or concurrently therewith (x) such Affiliated Creditor and the applicable Specified Shareholder shall have irrevocably agreed, in the event such Guarantor is unable to satisfy its payment obligations hereunder due to the limitations contained in Section 2.3 hereof, to convert – to the extent permitted by applicable law – such Indebtedness and other claims against the Guarantor into equity and thereafter cause the Guarantor to be liquidated by a third party trustee and (y) such Guarantor shall have delivered to the Buyer an unqualified opinion (subject to customary assumptions) of counsel to the Affiliated Creditor and the Specified Shareholder that the agreements of such persons contemplated by the foregoing clause (x) have been validly entered into and are enforceable under applicable law.

SECTION 11.5                                Share Capital Covenant.  The German Guarantor shall not effect any increase in its registered share capital without the prior written consent of the Buyer.

ARTICLE TWELVE

COSTS, EXPENSES AND INDEMNIFICATION

SECTION 12.1                                Costs and Expenses.  Each Guarantor agrees to pay on demand all reasonable costs and expenses of the Buyer and any of its affiliates as determined by a judge or other Governmental Authority in any final settlement or adjudication of a claim with respect to this Guaranty.

SECTION 12.2                                Indemnification.

(a)           The Guarantor shall indemnify and hold the Buyer, its affiliates, successors and assigns, and each of their directors, officers, employees, shareholders, members, partners and agents (each, a “Buyer Party”), harmless from any and all losses, liabilities, obligations, claims,  damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees  (“Damages”) that any such Buyer Party may suffer or incur as a result of or relating to the enforcement of (i) this Guaranty, any other Guarantor Document,  or any agreement or instrument contemplated hereby or thereby, the performance by the parties thereto of their respective obligations thereunder or the consummation of the transactions contemplated thereby, (ii) the Guaranteed Obligations or the use or intended use of the proceeds thereof, or (iii) any actual claim, litigation, or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Credit Party.  The foregoing indemnification obligation shall not apply to any Damages caused by conduct of the Buyer which constitutes fraud, gross negligence, willful misconduct or malfeasance.

(b)           If any action or claim is brought against a party in respect of which indemnity may be sought pursuant to the Guaranty, such indemnified party shall promptly notify the indemnifying party in writing, and the indemnifying party shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the indemnified party if the indemnifying party acknowledges its obligation to indemnify the indemnified party in connection therewith.  The indemnified party shall have the right to participate in the defense of any action the defense of which has been assumed by the indemnifying party and to employ counsel separate from the counsel employed by the indemnifying party, it being agreed, subject to the following sentence, that the indemnifying party shall control such defense, and the indemnifying party shall not be liable to the indemnified party for any legal or other expenses incurred by the indemnified party in connection with the defense thereof.  Notwithstanding the foregoing, if (i) the indemnifying party does not elect to assume the defense of such action, (ii) (ii) the named parties (including any impleaded parties) thereto include both an indemnified party (or any of its Affiliates) and the indemnifying party (or any of its Affiliates) and the indemnified party reasonably concludes that there may be a conflict of interest between it and the indemnifying party (or any of its Affiliates) or legal defenses available to it which are different from or additional to those available to the indemnifying party (or any of its Affiliates), or (iii) such action or claim involves a charge of criminal liability or any admission of wrongdoing, seeks equitable remedies, declaratory relief or any other non-monetary award or involves any Governmental Authority as a party thereto, then in any such case, following written notice to the indemnifying party, the indemnified party shall have the right to assume the defense thereof and the indemnifying party shall be liable for the fees and expenses of one separate counsel (together with one local counsel) selected by the indemnified party to represent the indemnified party in connection therewith.  The indemnifying party shall not effect, without the prior written consent of the indemnified party, any settlement, compromise or discharge of any such action or claim unless the same (x) involves an unconditional release of all claims against the indemnified party in form and substance satisfactory to the indemnified party, (y) is limited to the payment of monetary damages by the indemnifying party and (z) does not include any statement or admission as to fault, culpability, or failure to act by or on behalf of the indemnified party (or its Affiliates).

SECTION 12.3                                Defense.  At the election of the Buyer or any Buyer Party, a Guarantor shall defend the Buyer or such Buyer Party using legal counsel satisfactory to the Buyer or such Buyer Party in such Person’s sole discretion, at the sole cost and expense of such Guarantor.

SECTION 12.4                                Survival.  The agreements in this Article 12 shall survive the repayment of all Guaranteed Obligations and the termination of the Notes.

ARTICLE THIRTEEN

MISCELLANEOUS

SECTION 13.1                                Notices.  All notices and other communications provided for hereunder and under the Notes shall, unless otherwise stated herein or therein, be in writing (including by facsimile) and shall be mailed (by certified or registered mail), sent or delivered (a) if to the Buyer at or to its address, email address or facsimile number set forth in the Notes and (b) if to any Guarantor, at or to its address, email address or facsimile number set forth below its name on the signature page hereof, or at or to such other address, email address or facsimile number as such party shall have designated in a written notice to the other party.  All such notices and communications shall be effective (A) if delivered by hand, sent by certified or registered mail or sent by an overnight courier service, when received; and (B) if sent by facsimile transmission or electronic mail, when sent.  Electronic mail may be used only for routine communications, such as distribution of informational documents or documents for execution by the parties thereto, and may not be used for any other purpose.

SECTION 13.2                                No Waiver; Cumulative Remedies.  No failure by the Buyer to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein or therein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

SECTION 13.3                                Right of Set-Off.  In addition to any rights and remedies of the Buyer provided by law, upon the occurrence and during the continuance of any Event of Default, the Buyer and any of its affiliates are authorized at any time and from time to time, without prior notice to any Affiliated Creditor, any such notice being waived by such Affiliated Creditor to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, the Buyer or such affiliate to or for the credit or the account of such Affiliated Creditor against any and all Guaranteed Obligations owing to the Buyer or such affiliate, now or hereafter existing, irrespective of whether or not the Buyer shall have made demand under this Guaranty and although such Guaranteed Obligations may be contingent or unmatured.  The Buyer agrees promptly to notify such Affiliated Creditor after any such set-off and application made by the Buyer or such affiliate; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of the Buyer under this Section 13.3 are in addition to other rights and remedies (including other rights of set-off) which the Buyer may have.

SECTION 13.4                                Marshalling; Payments Set Aside.  The Buyer shall not be under any obligation to marshal any assets in favor of any Guarantor or any other Person or against or in payment of any or all of the Guaranteed Obligations.  If any payment of the Guaranteed Obligations by or on behalf of any Credit Party (or receipt of any proceeds of any set-off or any Collateral) shall be rescinded, invalidated, declared to be fraudulent or preferential, set aside, voided or otherwise required to be repaid to any Credit Party, its estate, trustee, receiver or any other Person, in connection with any Insolvency Proceeding or otherwise, then to the extent any payment is so rescinded, set aside, voided or otherwise repaid or restored, the Guaranteed Obligations shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred.

SECTION 13.5                                Benefits of Guaranty.  This Guaranty is entered into for the sole protection and benefit of the Buyer and its successors and assigns, and no other Person (other than any Buyer Party specified herein) shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Guaranty.  The Buyer, by its acceptance of this Guaranty, shall not have any obligations under this Guaranty to any Person other than the Guarantors, and such obligations shall be limited to those obligations expressly stated herein.

SECTION 13.6                                Binding Effect.  This Guaranty shall be binding upon each Guarantor and its successors and assigns, and inure to the benefit of and be enforceable by the Buyer and its successors, endorsees, transferees and assigns.

SECTION 13.7                                Assignment.  The Buyer and the Guarantor shall have no right to assign or transfer its rights and obligations hereunder or under the Notes without the prior written consent of the each other party hereto; provided that the Buyer may assign or transfer its rights and obligations hereunder and under the Notes without the consent of the Company to any Person to whom it assigns all or any portion of the Notes.  Each Guarantor agrees that in connection with any such sale, assignment, transfer or grant by the Buyer, the Buyer may deliver to the prospective participant or assignee relevant information relating to such Guarantor and its Subsidiaries.  In the event of any grant of a participation by the Buyer, the participant (a) shall be deemed to have a right of setoff under Section 13.3 in respect of its participation to the same extent as if it were the “Buyer” and (b) shall also be entitled to the benefits of Article 12.

SECTION 13.8                                Governing Law; Jurisdiction.

(a)           THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)           Each Guarantor hereby (i) submits to the non-exclusive jurisdiction of the courts of the State of New York and the Federal courts of the United States sitting in the Southern District of New York, Borough of Manhattan, for the purpose of any action or proceeding arising out of or relating to this Guaranty, (ii) agrees that all claims in respect of any such action or proceeding may be heard and determined in such courts, (iii) irrevocably waives (to the extent permitted by applicable law) any objection which it now or hereafter may have to the laying of venue of any such action or proceeding brought in any of the foregoing courts, and any objection on the ground that any such action or proceeding in any such court has been brought in an inconvenient forum and (iv) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner permitted by law.

(c)           Nothing in this Section 13.8 shall limit the right of the Buyer to bring any action or proceeding against any Guarantor or its property in the courts of other jurisdictions.

SECTION 13.9                                Waiver of Jury Trial.  EACH GUARANTOR HEREBY AGREES TO WAIVE, AND THE BUYER BY ITS ACCEPTANCE HEREOF HEREBY AGREES TO WAIVE, THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.  EACH GUARANTOR HEREBY AGREES, AND THE BUYER BY ITS ACCEPTANCE HEREOF HEREBY AGREES, THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT IN ANY WAY LIMITING THE FOREGOING, EACH GUARANTOR FURTHER AGREES, AND THE BUYER BY ITS ACCEPTANCE HEREOF FURTHER AGREES, THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM, OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR THE OTHER GUARANTOR DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY.  A COPY OF THIS SECTION 13.9 MAY BE FILED WITH ANY COURT

AS WRITTEN EVIDENCE OF THE WAIVER OF THE RIGHT TO TRIAL BY JURY AND CONSENT TO TRIAL BY COURT.

SECTION 13.10                                Entire Agreement.  This Guaranty and the Notes constitute the entire agreement of the Guarantors with respect to the matters set forth herein and supersede any prior agreements, commitments, drafts, communications, discussions and understandings, oral or written, with respect thereto.  There are no conditions to the full effectiveness of this Guaranty.

SECTION 13.11                                Amendments and Waivers.  This Guaranty and the Notes may not be amended except by a writing signed by the Guarantors and the Buyer.  No waiver of any rights of the Buyer under any provision of this Guaranty or the Notes or consent to any departure by any Guarantor therefrom shall be effective unless in writing and signed by the Buyer.  Any such amendment, waiver or consent thereto shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 13.12                                Survival.  All covenants, agreements, representations and warranties made in this Guaranty and in the Notes shall survive the execution and delivery of this Guaranty, and shall continue in full force and effect so long as any Guaranteed Obligations remain unsatisfied and the Notes has not been terminated.

SECTION 13.13                                Knowing and Explicit Waivers.  EACH GUARANTOR ACKNOWLEDGES THAT IT HAS EITHER OBTAINED THE ADVICE OF LEGAL COUNSEL OR HAS HAD THE OPPORTUNITY TO OBTAIN SUCH ADVICE IN CONNECTION WITH THE TERMS AND PROVISIONS OF THIS GUARANTY.  EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT EACH OF THE WAIVERS AND CONSENTS SET FORTH HEREIN, INCLUDING THOSE CONTAINED IN ARTICLES 3 THROUGH 5, ARE MADE WITH FULL KNOWLEDGE OF THEIR SIGNIFICANCE AND CONSEQUENCES.  ADDITIONALLY, EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT BY EXECUTING THIS GUARANTY, IT IS WAIVING CERTAIN RIGHTS, BENEFITS, PROTECTIONS AND DEFENSES TO WHICH IT MAY OTHERWISE BE ENTITLED UNDER APPLICABLE LAW, AND THAT ALL SUCH WAIVERS HEREIN ARE EXPLICIT, KNOWING WAIVERS.  EACH GUARANTOR FURTHER ACKNOWLEDGES AND AGREES THAT THE BUYER ARE RELYING ON SUCH WAIVERS IN CREATING THE GUARANTEED OBLIGATIONS, AND THAT SUCH WAIVERS ARE A MATERIAL PART OF THE CONSIDERATION WHICH THE BUYER ARE RECEIVING FOR CREATING THE GUARANTEED OBLIGATIONS.

SECTION 13.14                                Severability.  Whenever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations.  If, however, any provision of this Guaranty shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Guaranty, as the case may be, or the validity or effectiveness of such provision in any other jurisdiction.

SECTION 13.15                                Judgment Currency.  If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Buyer could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given.  The obligation of each Guarantor in respect of any such sum due from it to the Buyer hereunder shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of the Notes (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Buyer of any sum adjudged to be so due in the Judgment Currency, the Buyer may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency.  If the amount of the Agreement Currency so purchased is less than the sum originally due to the Buyer from such Guarantor in the Agreement Currency, such Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Buyer or the Person to whom such obligation was owing against such loss.  The agreements in this Section 13.15 shall survive the repayment of all Guaranteed Obligations and the termination of the Notes.

SECTION 13.16                                Joint and Several Liability. The liability of the Guarantors hereunder shall be joint and several.

SECTION 13.17                                Counterparts.  This Guaranty may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[signature page(s) follow]

IN WITNESS WHEREOF, each Guarantor has executed this Guaranty, as of the date first above written.

GUARANTORS

GAIA AKKUMULATORENWERKE GMBH

By:
Name:
Title:

Address for Notices:

c/o the Company, at the address set forth in the Securities Purchase Agreement

Acknowledged and Agreed:

LITHIUM TECHNOLOGY CORPORATION

By:
Name:
Title:

LITHIONTECH B.V.

By:
Name:
Title:

DILO TRADING AG

By:
Name:
Title:

GAIA HOLDING B.V.

By:
Name:
Title:

[NEWCO]

By:
Name:
Title:

LITHIONTECH LICENSING B.V.

By:
Name:
Title:

CICCO HOLDING AG, solely as to Section 2.3(i) hereof:

By:
Name:
Title:

EXHIBIT C-1

Form of Closing Warrant

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION AVAILABLE UNDER SUCH ACT.

LITHIUM TECHNOLOGY CORPORATION

WARRANT

This Warrant is issued on March 30, 2011 (the “Issuance Date”) to Cicco Holding AG (together with its transferees, the “Holder”) by LITHIUM TECHNOLOGY CORPORATION, a Delaware corporation (the “Company”) and is subject to the terms, definitions and provisions hereof as the same may be amended from time to time.

WHEREAS, the Company and Holder entered into a certain Securities Purchase Agreement, dated the date hereof (the “Securities Purchase Agreement”), pursuant to which the Company agreed to issue warrants to purchase the Company’s common stock, $.01 par value (the “Common Stock”), upon the terms and conditions set forth therein; and

WHEREAS, the Company has authorized the issuance of this Warrant to the Holder and its exercise thereof upon the occurrence of certain equity issuances of the Company described herein.

NOW, THEREFORE,

THIS CERTIFIES THAT, for value received, the Holder or its registered assigns is entitled to purchase from the Company at any time and from time to time during the period specified in Paragraph 3 hereof, for the Exercise Price, such number of shares of Common Stock as is equal to the number of Warrant Shares then in effect.

The Warrant Shares and the Exercise Price are subject to adjustment as provided in Paragraph 4 hereof.  This Warrant is subject to the following terms, provisions, and conditions:

1.           Definitions.  Undefined capitalized terms used herein have the meanings ascribed thereto in the Securities Purchase Agreement.  For the purpose of this Warrant, the following terms shall have the respective definitions set forth:

“Accredited Investor” shall have the meaning set forth in Rule 501 promulgated under the Securities Act.

“Acquiror” has the meaning set forth in Paragraph 7.

“Board” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

“Common Stock” has the meaning set forth in the Recitals.

“Company” has the meaning set forth in the Preamble.

“Control” means, with respect to a Person, the possession, directly or indirectly, of (i) the power to direct or cause the direction of the management and policies of such Person or (ii) more than 50% of the aggregate voting power with respect to such Person, in each case whether through the ownership of securities, by contract or otherwise.

“Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

“Distribution” has the meaning set forth in Paragraph 6.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Agreement” has the meaning set forth in Paragraph 2.

“Exercise Price” means $0.01 per share.

“Fundamental Transaction” means, with respect to the Company, any of the following, directly or indirectly, in one or more related transactions: (i) any merger or consolidation (whether or not the Company is the surviving entity) or  the consummation of any stock purchase, business combination or tender or exchange offer pursuant to which the shareholders of the Company immediately prior thereto do not Control the Company immediately thereafter, (ii) any sale, transfer, lease, exchange, encumbrance or other disposition of assets representing all or substantially all of the Company’s consolidated assets, (iii) any reorganization, reclassification, recapitalization of the Common Stock, liquidation, dissolution or other similar transaction, or (iv) the acquisition by any “person” or “group” (as defined under Section 13(d) of the Exchange Act) of beneficial ownership of more than a 50% interest in the total outstanding voting securities of the Company.

“Holder” has the meaning set forth in the Preamble.

“Issuance Date” has the meaning set forth in the Preamble.

“Market Price” means, at any time, (i) in the case of cash, the amount thereof, (ii) in the case of property other than cash or securities, the fair market value thereof, as mutually determined in good faith by the Board and the Holder and (iii) in the case of any security, the volume weighted average price of the security on the primary trading market thereof during the five trading days immediately preceding such determination (or, if such volume weighted average price cannot be so determined, as mutually determined in good faith by the Board and the Holder).

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“Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

“Securities Purchase Agreement” has the meaning set forth in the Recitals.

“Specified Antidilution Base” means the sum of (i) 1,907,371,256 shares of Common Stock outstanding on the Issuance Date, (ii) the number of shares of Common Stock, if any, issued upon exercise or conversion of the Specified Antidilution Securities following the date hereof, and (iii) the number of shares of Common Stock issuable as Warrant Shares after giving effect to the exercise of this Warrant on a “cashless exercise” basis pursuant to Section 14(c).

“Specified Antidilution Securities” means the options, warrants, notes, debentures or other securities convertible into or exercisable for shares of Common Stock specified in Section 3.1(f)(I) of the Disclosure Schedule to the Securities Purchase Agreement (including any securities issued in replacement thereof or in connection with any amendments thereto following the Issuance Date).

“Specified Share Number” means the sum of (i) the number of October Shares, (ii) the number of Closing Shares (assuming the release of all Holdback Shares), and (iii) the number of shares of Common Stock issuable upon conversion of all Notes (assuming that the Funding Ratio is 100%) at the time of determination (as each of the foregoing terms is defined in the Securities Purchase Agreement); provided, that for purposes of clarity the foregoing assumptions regarding the release of any Holdback Shares and funding of any Notes shall not create any presumption or entitlement to the release of such Holdback Shares or the funding of any Notes otherwise than as expressly provided in the Securities Purchase Agreement.

“Specified Value” means, with respect to a warrant, the value of such warrant immediately prior to the announcement or consummation of a Fundamental Transaction, as determined in accordance with the Black-Scholes option pricing model by a nationally recognized independent investment bank mutually agreed to by the Holder and the Company.

“Warrant Shares” means, at the time of determination, such number of shares of Common Stock, if any, as, together with the Specified Share Number, is equal to 35.0% of the Specified Antidilution Base.

2.           Manner of Exercise; Issuance of Certificates; Payment for Shares.  Subject to the provisions hereof, the Holder hereof may exercise this Warrant by the delivery of a completed exercise agreement in the form attached hereto (the “Exercise Agreement”), to the Company as provided in Paragraph 12.  The Warrant Shares so purchased shall be deemed to be issued to the Holder or its designee, as the record owner of such shares, as of the close of business on the Business Day (or, in the case of a day that is not a Business Day, the next succeeding Business Day) on which the completed Exercise Agreement has been delivered.  Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Holder hereof within a reasonable time, but in no event to exceed fifteen (15) days, after this Warrant was so exercised.  The certificates so delivered shall be in such denominations as may be requested by the Holder and shall be registered in the name of such Holder or such other name as designated by such Holder.  Unless this Warrant has expired, it shall continue to survive and represent such number of Warrant Shares as may thereafter become applicable.

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3.           Vesting.

(a)           This Warrant shall fully vest and subject to the terms specified herein, may be exercised for the Warrant Shares at any time and from time to time on or after the Issuance Date.

(b)           This Warrant shall be exercisable until the last Specified Antidilution Security ceases to be outstanding and exercisable or convertible (the “Exercise Period”).

4.           Certain Agreements of the Company.  The Company hereby covenants and agrees as follows:

(a)           Shares to be Fully Paid.  All Warrant Shares shall, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof.

(b)           Reservation of Shares.  During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant and the purchase of the applicable Warrant Shares.

(c)           Authorized Shares.  If, at any time while this Warrant remains unexercised, the Company does not have a sufficient number of duly authorized and unreserved shares of Common Stock to satisfy its obligation under Paragraph 4(b), the Company shall promptly use its best efforts to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow it to comply with such obligation.

(d)           Successors and Assigns.  This Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company’s assets.

5.           [Intentionally Omitted].

6.           Rights Upon Distributions of Assets.  If the Company declares or makes any dividend or other distribution of its assets to holders of shares of Common Stock, by way of return of capital or otherwise (including any distribution of securities or other property (including cash) by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the Issuance Date, then, in each such case:

(a)           the Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction (i) the numerator of which is the Market Price of one share of Common Stock on such record date minus the Market Price of the Distribution on the date thereof applicable to one share of Common Stock, and (ii) the denominator of which is the Market Price of the Common Stock on such record date; and

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(b)           the number of Warrant Shares shall be increased to a number of shares equal to the number of Warrant Shares immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding paragraph.

7.           Fundamental Transactions.  Following the Issuance Date, in connection with any Fundamental Transaction, the Company shall use its best efforts to ensure that, following the consummation thereof, upon the exercise of this Warrant the Holder shall be entitled to receive a number of shares of common stock of the surviving or acquiring entity in such Fundamental Transaction (or the publicly traded parent thereof) (the “Acquiror”) such that a warrant to purchase such number of shares of common stock of the Acquiror, for the Exercise Price and subject to other terms (including an exercise period) substantially the same as those of this Warrant, would have a Specified Value equal to the Specified Value of this Warrant.  Notwithstanding the foregoing, if the Company, despite using its best efforts, is unable to ensure such treatment, then the Company shall offer to repurchase this Warrant, at the written request of the Holder within 120 days of such offer, for an amount of cash equal to the Specified Value hereof.  If, subsequent to the occurrence of a Fundamental Transaction, all of the conditions have been met as required in Section 2.5 (including paragraph (b) thereof) of the Securities Purchase Agreement such that the Holder would be entitled to receive a Warrant in accordance with the terms of such section, the Company shall use its best efforts to ensure that Holder receives a warrant to purchase a number of shares of common stock of the Acquiror for the Exercise Price and subject to other terms (including an exercise period) contemplated by Section 2.5 (including paragraph (b) thereof) of the Securities Purchase Agreement as would have a Specified Value equal to the warrant contemplated by Section 2.5 of the Securities Purchase Agreement.  Notwithstanding the previous sentence, if the Company, despite using its best efforts, is unable to ensure such treatment, then the Company shall offer to pay the Holder, at the written request of the Holder within 120 days of such offer, in lieu of the issuance of such warrant, an amount of cash equal to the Specified Value thereof.

8.           Additional Adjustment Provisions.

(a)           Other Dilution; Successive Events.  If any event occurs of the type contemplated by Paragraphs 6 or 7 but to which they are not strictly applicable, then the Board will make an appropriate adjustment in the Exercise Price and the number of Warrant Shares so as to protect the rights of the Holder.  The Exercise Price and number of Warrant Shares as adjusted under any of Paragraphs 6 or 7 shall be subject to such further adjustments as provided therein, and such adjustments shall apply to any securities receivable in lieu of Common Stock pursuant to the terms thereof.

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(b)           No Impairment.  Except and to the extent as waived or consented to by the Holder in writing, the Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issuance or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder, and will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all commercially reasonable actions as may be necessary in order to protect the exercise rights of the Holder against impairment.

(c)           Notices of Corporate Events.  If the Company effects, or enters into a binding agreement to effect, a Distribution, Fundamental Transaction or other action that would entail the adjustment of the Exercise Price or the number of Warrant Shares, it shall mail to the Holder a notice specifying (i) the date or expected date and the amount and character of any such Distribution, (ii) the date or expected date on which any such Fundamental Transaction is to take place, (iii) any date or expected date on which stockholders of record are to be determined with respect thereto, and (iv) any adjustment of the Exercise Price or the number of Warrant Shares, setting forth in reasonable detail, and certifying, such adjustment.  Such notice shall, to the extent practicable, be mailed at least ten (10) Business Days prior to the consummation of the event giving rise thereto.

9.           Issuance Tax.  The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder of this Warrant.

10.           No Rights or Liabilities as a Shareholder.  This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company.  No provision of this Warrant, in the absence of affirmative action by the Holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

11.           Transfer, Exchange, and Replacement of Warrant.

(a)           Restriction on Transfer.  On or after the Issuance Date, this Warrant and the rights granted to the Holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, to the Company as provided in Paragraph 12, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Paragraph 11(f).  Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered Holder hereof as the owner and Holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

(b)           [Intentionally Omitted].

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(c)           Replacement of Warrant.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

(d)           Cancellation; Payment of Expenses.  Upon the surrender of this Warrant in connection with any transfer or replacement as provided in this Paragraph 11, this Warrant shall be promptly canceled by the Company.  The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the Holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrant pursuant to this Paragraph 11.

(e)           Register.  The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

(f)           Transfer Without Registration.  If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant or, following exercise hereof, the Warrant Shares issuable hereunder, this Warrant and/or such Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer, that the Holder or its transferee, as the case may be, furnish to the Company an opinion of counsel, which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the proposed transfer thereof may be made without registration under the Securities Act.  The Company acknowledges and agrees that the Holder may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in this Warrant to a financial institution that is an Accredited Investor.

(g)           Removal of Legend.  The Company shall, promptly following delivery by the Holder of this Warrant (or the Warrant Shares issuable hereunder), bearing a restrictive legend, issue a certificate without such legend if, unless otherwise required by state securities laws, (i) this Warrant (or such Warrant Shares) has been registered for resale under the Securities Act, or (ii) after the Holder provides the Company with an opinion of counsel, which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale, assignment or transfer of this Warrant may be made without registration under the Securities Act.

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12.           Notices.  All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to such Holder at the address shown for such Holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such Holder.  All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to the Company, 10379B Democracy Lane, Fairfax, Virginia 22030, Attention:  Chief Financial Officer, or at such other address as shall have been furnished to the Holder by notice from the Company.  Any such notice, request, or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier as provided above.  All notices, requests, and other communications shall be deemed to have been given either at the time of the receipt thereof by the person entitled to receive such notice at the address of such person for purposes of this Paragraph 12, or, if mailed by registered or certified mail or with a recognized overnight mail courier upon deposit with the United States Post Office or such overnight mail courier, if postage is prepaid and the mailing is properly addressed, as the case may be.

13.           Governing Law.  THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT-OF-LAW PROVISIONS.  IN CONNECTION WITH THE ADJUDICATION OF ANY DISPUTES RELATING TO THIS WARRANT, EACH PARTY HEREBY IRREVOCABLY (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN NEW YORK, NEW YORK, BOROUGH OF MANHATTAN; (B) WAIVES, AND AGREES NOT TO ASSERT, (1) ANY CLAIM THAT IT IS NOT SUBJECT TO THE JURISDICTION OF, OR ANY OBJECTION TO THE LAYING OF VENUE IN, ANY SUCH COURT OR THAT SUCH ACTION HAS BEEN COMMENCED IN AN IMPROPER OR INCONVENIENT FORUM AND (2) ANY RIGHT IT MAY HAVE TO TRIAL BY JURY; AND (C) AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY'S ADDRESS AS PROVIDED HEREIN SHALL BE EFFECTIVE WITH RESPECT TO ANY MATTER FOR WHICH IT HAS SUBMITTED TO JURISDICTION HEREBY; PROVIDED, THAT THE FOREGOING SHALL NOT CONSTITUTE A GENERAL CONSENT TO SERVICE OF PROCESS AND SHALL HAVE NO EFFECT FOR ANY PURPOSE EXCEPT AS SET FORTH IN THIS PARAGRAPH.  A JUDGMENT IN ANY SUCH ACTION MAY BE ENFORCED IN ANY OTHER COURTS TO WHOSE JURISDICTION THE APPLICABLE PARTY MAY BE SUBJECT.  EACH PARTY (X) CERTIFIES THAT NO AGENT OF ANY PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (Y) ACKNOWLEDGES THAT IT AND EACH OTHER PARTY HAS BEEN INDUCED TO ENTER INTO THE AGREEMENTS CONTEMPLATED HEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS, AGREEMENTS AND CERTIFICATIONS IN THIS PARAGRAPH.

14.           Miscellaneous.

(a)           Amendments.  This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder.

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(b)           Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

(c)           Cashless Exercise.  Notwithstanding anything to the contrary contained in this Warrant, this Warrant shall only be exercised on a “cashless exercise” basis.  In lieu of paying the Exercise Price in cash, the Holder shall exercise this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, (i) the numerator of which shall be the difference between (x) the then current Market Price per share of the Common Stock and (y) the Exercise Price, and (ii) the denominator of which shall be the then current Market Price per share of Common Stock.  For example, if the Holder exercises a warrant to purchase 100,000 Warrant Shares with an exercise price of $0.75 per share through a cashless exercise when the Common Stock’s current Market Price per share is $2.00 per share, then upon such cashless exercise the Holder shall receive 62,500 shares of Common Stock.

(d)           Compliance with Laws.  The Company may postpone the time of delivery of certificate(s) for Warrant Shares for such additional time as the Company shall deem necessary or desirable to enable it to comply with the requirements of any securities exchange upon which the Company’s Common Stock may be listed, or the requirements of the Securities Act, the Exchange Act, any rules or regulations of the Securities and Exchange Commission promulgated thereunder, or any applicable state laws relating to the authorization, issuance or sale of securities; provided that no such postponement shall impair the rights of the Holder as a holder of Common Stock during such period following a valid exercise hereof pursuant to Paragraph 2.

(e)           Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby.  Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Warrant will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Warrant, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Warrant and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

(f)           Severability.  Any term or provision hereof that is held by a tribunal of competent authority to be invalid or unenforceable shall not affect the validity or enforceability of the remaining terms and provisions hereof and, within the jurisdiction of such tribunal, the scope, duration, or applicability of the invalid or unenforceable term or provision shall be amended to delete the necessary words or phrases, and to replace such term or provision with a term or provision that is valid and enforceable, so as to come as close as possible to achieving the economic, legal, or other purposes of such unenforceable term or provision.

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(g)           Counterparts.  This Warrant may be executed in counterparts and such counterparts may be delivered in electronic format (including by fax and email).  Such delivery of counterparts shall be conclusive evidence of the intent to be bound hereby and each such counterpart and copies produced therefrom shall have the same effect as an original.

[signature page follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the date first set forth above.

LITHIUM TECHNOLOGY CORPORATION

By:
Name:
Title:

ACCEPTED AND AGREED:

CICCO HOLDING AG

By:
Name:
Title:

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FORM OF EXERCISE AGREEMENT

Dated:  ________ __, 201_

To:	Lithium Technology Corporation

The undersigned, pursuant to the provisions set forth in the Warrant dated March 30, 2011, hereby agrees to purchase ________ shares of Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant by surrender of securities issued by the Company (including a portion of the Warrant) having a market value (in the case of a portion of this Warrant, determined in accordance with Paragraph 14(c) of the Warrant) equal to $_________.

The undersigned hereby represents and warrants that the matters set forth in Sections 4.1(d), (e), (f), (g) and (h) of the Securities Purchase Agreement are true and correct, as to itself, mutatis mutandis, as of the date hereof.  Please issue a certificate or certificates for such shares of Common Stock in the name of and pay any cash for any fractional share to:

Name:

Signature:
Address:

	Note:	The above signature should correspond exactly with the name on the face of the within Warrant, if applicable.

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FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth herein below, to:

Name of Assignee	Address	No. of Shares

, and hereby irrevocably constitutes and appoints ___________________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Dated:  ____________, 201_

In the presence of:

Name:

Signature:

Address:

		Note:	The above signature should correspond exactly with the name on the face of the within Warrant, if applicable.

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EXHIBIT C-2

Form of Performance Target Warrant

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION AVAILABLE UNDER SUCH ACT.

LITHIUM TECHNOLOGY CORPORATION

WARRANT

This Warrant is issued on ____________, 20__ (the “Issuance Date”) to Cicco Holding AG (together with its transferees, the “Holder”) by LITHIUM TECHNOLOGY CORPORATION, a Delaware corporation (the “Company”) and is subject to the terms, definitions and provisions hereof as the same may be amended from time to time.

WHEREAS, the Company and Holder entered into a certain Securities Purchase Agreement, dated March 30, 2011 (the “Securities Purchase Agreement”), pursuant to which the Company agreed to issue warrants to purchase the Company’s common stock, $.01 par value (the “Common Stock”), upon the terms and conditions set forth therein; and

WHEREAS, the Company has authorized the issuance of this Warrant to the Holder.

NOW, THEREFORE,

THIS CERTIFIES THAT, for value received, the Holder or its registered assigns is entitled to purchase from the Company at any time and from time to time during the period specified in Paragraph 3 hereof at the exercise price per share specified on Schedule A attached hereto (the “Exercise Price”) such number of shares of Common Stock as are set forth on Schedule A attached hereto (the “Warrant Shares”).

The Warrant Shares and the Exercise Price are subject to adjustment as provided in Paragraph 4 hereof.  This Warrant is subject to the following terms, provisions, and conditions:

1.           Definitions.  Undefined capitalized terms used herein have the meanings ascribed thereto in the Securities Purchase Agreement.  For the purpose of this Warrant, the following terms shall have the respective definitions set forth:

“Accredited Investor” shall have the meaning set forth in Rule 501 promulgated under the Securities Act.

“Acquiror” has the meaning set forth in Paragraph 7.

“Board” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

“Cashless Exercise” has the meaning set forth in Paragraph 14(c).

“Common Stock” has the meaning set forth in the Recitals.

“Company” has the meaning set forth in the Preamble.

“Control” means, with respect to a Person, the possession, directly or indirectly, of (i) the power to direct or cause the direction of the management and policies of such Person or (ii) more than 50% of the aggregate voting power with respect to such Person, in each case whether through the ownership of securities, by contract or otherwise.

“Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

“Distribution” has the meaning set forth in Paragraph 6.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Issuance” has the meaning ascribed thereto in the Investor Rights Agreement.

“Exercise Agreement” has the meaning set forth in Paragraph 2.

“Exercise Price” has the meaning set forth in the Recitals.

“Fundamental Transaction” means, with respect to the Company, any of the following, directly or indirectly, in one or more related transactions: (i) any merger or consolidation (whether or not the Company is the surviving entity) or  the consummation of any stock purchase, business combination or tender or exchange offer pursuant to which the shareholders of the Company immediately prior thereto do not Control the Company immediately thereafter, (ii) any sale, transfer, lease, exchange, encumbrance or other disposition of assets representing all or substantially all of the Company’s consolidated assets, (iii) any reorganization, reclassification, recapitalization of the Common Stock, liquidation, dissolution or other similar transaction, or (iv) the acquisition by any “person” or “group” (as defined under Section 13(d) of the Exchange Act) of beneficial ownership of more than a 50% interest in the total outstanding voting securities of the Company.

“Funding Ratio” and the defined terms used in such definition, shall each have the meaning ascribed thereto in the Securities Purchase Agreement.

“Holder” has the meaning set forth in the Preamble

“Issuance Date” has the meaning set forth in the Preamble.

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“Market Price” means, at any time, (i) in the case of cash, the amount thereof, (ii) in the case of property other than cash or securities, the fair market value thereof, as mutually determined in good faith by the Board and the Holder and (iii) in the case of any security, the volume weighted average price of the security on the primary trading market thereof during the five trading days immediately preceding such determination (or, if such volume weighted average price cannot be so determined, as mutually determined in good faith by the Board and the Holder).

“Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

“Securities Purchase Agreement” has the meaning set forth in the Recitals.

“Specified Value” means, with respect to a warrant, the value of such warrant immediately prior to the announcement or consummation of a Fundamental Transaction, as determined in accordance with the Black-Scholes option pricing model by a nationally recognized independent investment bank mutually agreed to by the Holder and the Company.

“Warrant Shares” has the meaning set forth in the Recitals.

2.           Manner of Exercise; Issuance of Certificates; Payment for Shares.  Subject to the provisions hereof, the Holder hereof may exercise this Warrant by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the “Exercise Agreement”), to the Company as provided in Paragraph 12 and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or (ii) delivery to the Company of a written notice of an election to effect a Cashless Exercise (as defined in Paragraph 14(c) below) for the Warrant Shares specified in the Exercise Agreement.  The Warrant Shares so purchased shall be deemed to be issued to the Holder or its designee, as the record owner of such shares, as of the close of business on the Business Day (or, in the case of a day that is not a Business Day, the next succeeding Business Day) on which (X) this Warrant has been surrendered, (Y) the completed Exercise Agreement has been delivered, and (Z) payment has been made for such shares as set forth above.  Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Holder hereof within a reasonable time, but in no event to exceed fifteen (15) days, after this Warrant was so exercised.  The certificates so delivered shall be in such denominations as may be requested by the Holder and shall be registered in the name of such Holder or such other name as designated by such Holder.  If this Warrant is exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Holder a new Warrant representing the number of Warrant Shares with respect to which this Warrant has not been exercised.

3.           Vesting.

(a)           If this Warrant is being issued pursuant to the terms of Section 2.5(a)(i) of the Securities Purchase Agreement, this Warrant shall be fully vested and may be exercised

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for the Warrant Shares at any time and from time to time during the Exercise Period if the following conditions have been fulfilled: (A) the Funding Ratio has reached 100%, and (B) one hundred percent (100%) of the principal and accrued interest of any outstanding Notes has been or is concurrently therewith converted pursuant to Article III of such Notes.  If this Warrant is being issued pursuant to the terms of Section 2.5(a)(ii) of the Securities Purchase Agreement, this Warrant shall be fully vested and may be exercised for the Warrant Shares at any time or from time to time during the Exercise Period.

(b)           Subject to the terms of Section 3(a) above, this Warrant shall be exercisable for a period of one (1) year from the Issuance Date (the “Exercise Period”).

4.           Certain Agreements of the Company.  The Company hereby covenants and agrees as follows:

(a)           Shares to be Fully Paid.  All Warrant Shares shall, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof.

(b)           Reservation of Shares.  During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant and the purchase of the applicable Warrant Shares.

(c)           Authorized Shares.  If, at any time while this Warrant remains unexercised, the Company does not have a sufficient number of duly authorized and unreserved shares of Common Stock to satisfy its obligation under Paragraph 4(b), the Company shall promptly use its best efforts to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow it to comply with such obligation.

(d)           Successors and Assigns.  This Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company’s assets.

5.           Adjustment of Exercise Price and Number of Warrant Shares.  The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a)           Adjustment upon Issuance of Shares of Common Stock.  If and whenever on or after the Issuance Date, the Company issues or sells, or in accordance with this Paragraph 5 is deemed to have issued or sold, any shares of Common Stock (excluding any issuances described in subsections (ii) and (iii) of the definition of Excluded Issuance) for a consideration per share less than the Market Price of the Common Stock on the date of such issuance, then the Exercise Price shall thereafter be reduced to a new price determined by multiplying such prior Exercise Price by a fraction (A) the numerator of which is the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issuance and (ii) the number of shares of Common Stock which the aggregate consideration received by the Company in connection with such new issuance would purchase at the Market Price of the Common Stock on the date of such issuance; and (B) the denominator of which is the

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number of shares of Common Stock outstanding immediately after such issuance.  Upon each such adjustment of the Exercise Price hereunder, the number of Warrant Shares shall be adjusted to the number of shares of Common Stock determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.  For purposes of determining the adjusted Exercise Price under this Paragraph 5(a), the following shall be applicable:

(i)           Issuance of Options.  If the Company in any manner grants any Options and the price per share for which Common Stock is issuable upon the complete exercise of any such Option or conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Market Price, then such Common Stock shall be deemed to be issued and outstanding at the time of the granting or sale of such Option for such price per share.  No further adjustment of the Exercise Price or number of Warrant Shares shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(ii)           Issuance of Convertible Securities.  If the Company in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon the complete conversion, exercise or exchange thereof is less than the Market Price, then such Common Stock shall be deemed to be issued and outstanding at the time of the issuance or sale of such Convertible Securities for such price per share.  No further adjustment of the Exercise Price or number of Warrant Shares shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of Convertible Securities is made upon exercise of any Options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this Paragraph 5(a)(ii), no further adjustment of the Exercise Price or number of Warrant Shares shall be made by reason of such issue or sale.

(iii)           Change in Option Price or Rate of Conversion.  If the exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Exercise Price and the number of Warrant Shares in effect at the time of such increase or decrease shall be adjusted to the Exercise Price and the number of Warrant Shares which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased exercise price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold.  For purposes of this Paragraph 5(a)(iii), if such terms of any Option or

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Convertible Security that was outstanding as of the Issuance Date are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon conversion, exercise or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease.

(iv)           Expiration or Retirement.  Upon the expiration (or purchase by the Company and cancellation or retirement) of any such Options which have not been exercised or the expiration of any rights of conversion or exchange under (or purchase by the Company and cancellation or retirement) any Convertible Securities which have not been exercised, the Exercise Price computed upon the original issue or sale thereof, and any subsequent adjustments based thereon, shall be recomputed as if the only additional shares of Common Stock issued or sold were the additional shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue or sale of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue or sale of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange.

(v)           Calculation of Consideration Received.  If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor.  If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the Market Price of such consideration on the date of its receipt.

(b)           Adjustment upon Subdivision or Combination of Common Stock.  If the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased.  If the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased.  Any adjustment under this Paragraph 5(b) shall become effective at the close of business on the date the subdivision or combination becomes effective.

6.           Rights Upon Distributions of Assets.  If the Company declares or makes any dividend or other distribution of its assets to holders of shares of Common Stock, by way of

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return of capital or otherwise (including any distribution of securities or other property (including cash) by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the Issuance Date, then, in each such case:

(a)           the Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction (i) the numerator of which is the Market Price of one share of Common Stock on such record date minus the Market Price of the Distribution on the date thereof applicable to one share of Common Stock, and (ii) the denominator of which is the Market Price of the Common Stock on such record date; and

(b)           the number of Warrant Shares shall be increased to a number of shares equal to the number of Warrant Shares immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding paragraph.

7.           Fundamental Transactions.  Following the Issuance Date, in connection with any Fundamental Transaction, the Company shall use its best efforts to ensure that, following the consummation thereof, upon the exercise of this Warrant the Holder shall be entitled to receive a number of shares of common stock of the surviving or acquiring entity in such Fundamental Transaction (or the publicly traded parent thereof) (the “Acquiror”) such that a warrant to purchase such number of shares of common stock of the Acquiror, for the Exercise Price and subject to other terms (including an exercise period) substantially the same as those of this Warrant, would have a Specified Value equal to the Specified Value of this Warrant.  Notwithstanding the foregoing, if the Company, despite using its best efforts, is unable to ensure such treatment, then the Company shall offer to repurchase this Warrant, at the written request of the Holder within 120 days of such offer, for an amount of cash equal to the Specified Value hereof.  If, subsequent to the occurrence of a Fundamental Transaction, all of the conditions have been met as required in Section 2.5 (including paragraph (b) thereof) of the Securities Purchase Agreement such that the Holder would be entitled to receive a Warrant in accordance with the terms of such section, the Company shall use its best efforts to ensure that Holder receives a warrant to purchase a number of shares of common stock of the Acquiror for the Exercise Price and subject to other terms (including an exercise period) contemplated by Section 2.5 (including paragraph (b) thereof) of the Securities Purchase Agreement as would have a Specified Value equal to the warrant contemplated by Section 2.5 of the Securities Purchase Agreement.  Notwithstanding the previous sentence, if the Company, despite using its best efforts, is unable to ensure such treatment, then the Company shall offer to pay the Holder, at the written request of the Holder within 120 days of such offer, in lieu of the issuance of such warrant, an amount of cash equal to the Specified Value thereof.

8.           Additional Adjustment Provisions.

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(a)           Other Dilution; Successive Events.  If any event occurs of the type contemplated by Paragraphs 5, 6 or 7 but to which they are not strictly applicable, then the Board will make an appropriate adjustment in the Exercise Price and the number of Warrant Shares so as to protect the rights of the Holder.  The Exercise Price and number of Warrant Shares as adjusted under any of Paragraphs 5, 6 or 7 shall be subject to such further adjustments as provided therein, and such adjustments shall apply to any securities receivable in lieu of Common Stock pursuant to the terms thereof.

(b)           No Impairment.  Except and to the extent as waived or consented to by the Holder in writing, the Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issuance or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder, and will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all commercially reasonable actions as may be necessary in order to protect the exercise rights of the Holder against impairment.

(c)           Notices of Corporate Events.  If the Company effects, or enters into a binding agreement to effect, a Distribution, Fundamental Transaction or other action that would entail the adjustment of the Exercise Price or the number of Warrant Shares, it shall mail to the Holder a notice specifying (i) the date or expected date and the amount and character of any such Distribution, (ii) the date or expected date on which any such Fundamental Transaction is to take place, (iii) any date or expected date on which stockholders of record are to be determined with respect thereto, and (iv) any adjustment of the Exercise Price or the number of Warrant Shares, setting forth in reasonable detail, and certifying, such adjustment.  Such notice shall, to the extent practicable, be mailed at least ten (10) Business Days prior to the consummation of the event giving rise thereto.

9.           Issuance Tax.  The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder of this Warrant.

10.           No Rights or Liabilities as a Shareholder.  This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company.  No provision of this Warrant, in the absence of affirmative action by the Holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

11.           Transfer, Exchange, and Replacement of Warrant.

(a)           Restriction on Transfer.  On or after the Issuance Date, this Warrant and the rights granted to the Holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, to

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the Company as provided in Paragraph 12, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Paragraph 11(f).  Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered Holder hereof as the owner and Holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

(b)           Warrant Exchangeable for Different Denominations.  This Warrant may be exchanged, upon the surrender hereof by the Holder hereof to the Company as provided in Paragraph 12, for one or more new Warrants of like tenor representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder. Each such new Warrant shall represent the right to purchase such number of shares as designated by the Holder at the time of such surrender.

(c)           Replacement of Warrant.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

(d)           Cancellation; Payment of Expenses.  Upon the surrender of this Warrant in connection with any transfer, exchange or replacement as provided in this Paragraph 11, this Warrant shall be promptly canceled by the Company.  The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the Holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrant pursuant to this Paragraph 11.

(e)           Register.  The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

(f)           Transfer Without Registration.  If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant or, following exercise hereof, the Warrant Shares issuable hereunder, this Warrant and/or such Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer, that the Holder or its transferee, as the case may be, furnish to the Company an opinion of counsel, which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the proposed transfer thereof may be made without registration under the Securities Act.  The Company acknowledges and agrees that the Holder may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in this Warrant to a financial institution that is an Accredited Investor.

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(g)           Removal of Legend.  The Company shall, promptly following delivery by the Holder of this Warrant (or the Warrant Shares issuable hereunder), bearing a restrictive legend, issue a certificate without such legend if, unless otherwise required by state securities laws, (i) this Warrant (or such Warrant Shares) has been registered for resale under the Securities Act, or (ii) after the Holder provides the Company with an opinion of counsel, which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale, assignment or transfer of this Warrant may be made without registration under the Securities Act.

12.           Notices.  All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to such Holder at the address shown for such Holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such Holder.  All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to the Company, 10379B Democracy Lane, Fairfax, Virginia 22030, Attention:  Chief Financial Officer, or at such other address as shall have been furnished to the Holder by notice from the Company.  Any such notice, request, or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier as provided above.  All notices, requests, and other communications shall be deemed to have been given either at the time of the receipt thereof by the person entitled to receive such notice at the address of such person for purposes of this Paragraph 12, or, if mailed by registered or certified mail or with a recognized overnight mail courier upon deposit with the United States Post Office or such overnight mail courier, if postage is prepaid and the mailing is properly addressed, as the case may be.

13.           Governing Law.  THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT-OF-LAW PROVISIONS.  IN CONNECTION WITH THE ADJUDICATION OF ANY DISPUTES RELATING TO THIS WARRANT, EACH PARTY HEREBY IRREVOCABLY (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN NEW YORK, NEW YORK, BOROUGH OF MANHATTAN; (B) WAIVES, AND AGREES NOT TO ASSERT, (1) ANY CLAIM THAT IT IS NOT SUBJECT TO THE JURISDICTION OF, OR ANY OBJECTION TO THE LAYING OF VENUE IN, ANY SUCH COURT OR THAT SUCH ACTION HAS BEEN COMMENCED IN AN IMPROPER OR INCONVENIENT FORUM AND (2) ANY RIGHT IT MAY HAVE TO TRIAL BY JURY; AND (C) AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY'S ADDRESS AS PROVIDED HEREIN SHALL BE EFFECTIVE WITH RESPECT TO ANY MATTER FOR WHICH IT HAS SUBMITTED TO JURISDICTION HEREBY; PROVIDED, THAT THE FOREGOING SHALL NOT CONSTITUTE A GENERAL CONSENT TO SERVICE OF PROCESS AND SHALL HAVE NO EFFECT FOR ANY PURPOSE EXCEPT AS SET FORTH IN THIS

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PARAGRAPH.  A JUDGMENT IN ANY SUCH ACTION MAY BE ENFORCED IN ANY OTHER COURTS TO WHOSE JURISDICTION THE APPLICABLE PARTY MAY BE SUBJECT.  EACH PARTY (X) CERTIFIES THAT NO AGENT OF ANY PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (Y) ACKNOWLEDGES THAT IT AND EACH OTHER PARTY HAS BEEN INDUCED TO ENTER INTO THE AGREEMENTS CONTEMPLATED HEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS, AGREEMENTS AND CERTIFICATIONS IN THIS PARAGRAPH.

14.           Miscellaneous.

(a)           Amendments.  This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder.

(b)           Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

(c)           Cashless Exercise.  Notwithstanding anything to the contrary contained in this Warrant, this Warrant may be exercised by presentation and surrender of this Warrant to the Company as provided in Paragraph 12, together with a written notice of the Holder’s intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a “Cashless Exercise”).  In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the Holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, (i) the numerator of which shall be the difference between (x) the then current Market Price per share of the Common Stock and (y) the Exercise Price, and (ii) the denominator of which shall be the then current Market Price per share of Common Stock.  For example, if the Holder exercises a warrant to purchase 100,000 Warrant Shares with an exercise price of $0.75 per share through a cashless exercise when the Common Stock’s current Market Price per share is $2.00 per share, then upon such Cashless Exercise the Holder shall receive 62,500 shares of Common Stock.

(d)           Compliance with Laws.  The Company may postpone the time of delivery of certificate(s) for Warrant Shares for such additional time as the Company shall deem necessary or desirable to enable it to comply with the requirements of any securities exchange upon which the Company’s Common Stock may be listed, or the requirements of the Securities Act, the Exchange Act, any rules or regulations of the Securities and Exchange Commission promulgated thereunder, or any applicable state laws relating to the authorization, issuance or sale of securities; provided that no such postponement shall impair the rights of the Holder as a holder of Common Stock during such period following a valid exercise hereof pursuant to Paragraph 2.

(e)           Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and

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purpose of the transaction contemplated hereby.  Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Warrant will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Warrant, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Warrant and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

(f)           Severability.  Any term or provision hereof that is held by a tribunal of competent authority to be invalid or unenforceable shall not affect the validity or enforceability of the remaining terms and provisions hereof and, within the jurisdiction of such tribunal, the scope, duration, or applicability of the invalid or unenforceable term or provision shall be amended to delete the necessary words or phrases, and to replace such term or provision with a term or provision that is valid and enforceable, so as to come as close as possible to achieving the economic, legal, or other purposes of such unenforceable term or provision.

(g)           Counterparts.  This Warrant may be executed in counterparts and such counterparts may be delivered in electronic format (including by fax and email).  Such delivery of counterparts shall be conclusive evidence of the intent to be bound hereby and each such counterpart and copies produced therefrom shall have the same effect as an original.

[signature page follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the date first set forth above.

LITHIUM TECHNOLOGY CORPORATION

By:
Name:
Title:

ACCEPTED AND AGREED: CICCO HOLDING AG

By:
Name:
Title:

13

FORM OF EXERCISE AGREEMENT

Dated:  ________ __, 201_

To:           Lithium Technology Corporation

The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to purchase ________ shares of Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant as follows (check one):

_____ in cash or by certified or official bank check in the amount of $________, or,

_____by surrender of securities issued by the Company (including a portion of the Warrant) having a market value (in the case of a portion of this Warrant, determined in accordance with Paragraph 14(c) of the Warrant) equal to $_________.

The undersigned hereby represents and warrants that (i) if this Warrant has been issued pursuant to Section 2.5(a)(i) of the Securities Purchase Agreement (as defined in the Warrant), the conditions for exercise set forth in Section 2.5(a)(i) have been fulfilled, and (ii) the matters set forth in Sections 4.1(d), (e), (f), (g) and (h) of the Securities Purchase Agreement are true and correct, as to itself, mutatis mutandis, as of the date hereof.  Please issue a certificate or certificates for such shares of Common Stock in the name of and pay any cash for any fractional share to:

Name:

Signature:
Address:

	Note:	The above signature should correspond exactly with the name on the face of the within Warrant, if applicable.

and, if said number of shares of Common Stock shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned covering the balance of the shares purchasable thereunder less any fraction of a share paid in cash.

14

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth herein below, to:

Name of Assignee	Address	No. of Shares

, and hereby irrevocably constitutes and appoints ___________________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Dated:           ____________, 201_

In the presence of:
Name:

Signature:
Title of Signing Officer or Agent (if any):

Address

		Note:	The above signature should correspond exactly with the name on the face of the within Warrant, if applicable.

15

SCHEDULE A

Number of Shares of Common Stock purchasable under Warrant (“Warrant Shares”)	Exercise Price per Share of Common Stock

16

EXHIBIT D

Form of Note

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION AVAILABLE UNDER SUCH ACT.

CONVERTIBLE PROMISSORY NOTE

As of _________ __, 20___ (the “Issuance Date”)

FOR VALUE RECEIVED, the undersigned, Lithium Technology Corporation, a Delaware corporation, with an address at 10379B Democracy Lane, Fairfax VA 22030 (the “Company”), hereby promises to pay to the order of Cicco Holding AG, with an address at c/o Advokatur und Notariat Dr. iur. Toni Russi, Bahnhofstrasse 40, 7002, Chur, Switzerland (together with its successors and permitted assigns, the “Holder”), in accordance with the terms hereinafter provided, the aggregate principal amount of ______________ Dollars ($________)  together with all accrued but unpaid interest, all as provided in this Convertible Promissory Note (as the same may be supplemented, modified, amended or restated from time to time in the manner provided herein, the “Note”).  As used herein, “$” and “Dollars” shall mean dollars in the lawful currency of the United States of America (the “U.S.”).

Interest shall accrue on the unpaid principal amount of this Note from the Issuance Date at a rate equal to 9.0% per annum, compounded annually; provided that such rate shall increase to 18.0% following the occurrence of any Payment Event of Default (as hereinafter defined).  Interest shall be computed on the basis of a 360-day year of twelve 30-day months.  Interest shall not be payable in cash, but shall instead be added to the principal amount of this Note.  Notwithstanding anything to the contrary set forth in this Note, the interest payable hereunder will not exceed the maximum rate of interest permissible under any applicable law.

Subject to Article III, principal and accrued interest on this Note shall be due and payable on the earliest to occur of (a) June 30, 2013 (the "Maturity Date"), (b) receipt by the Company of written notice of the election of the Holder to accelerate the Note following the occurrence of an Event of Default and (c) automatically and immediately upon the occurrence of a Bankruptcy Acceleration Event.  Payments of principal and interest on this Note shall be made in Euros based on an exchange rate of Euros per Dollar equal to the higher of (x) 0.63910 and (y) the then-prevailing market exchange rate as quoted by the Wall Street Journal on the day prior to the relevant payment, in immediately available funds, at the address of the Holder first set forth above or at such other place, or by wire transfer of funds to such account of the Holder as the Holder may designate from time to time in writing to the Company.

This Note has been issued pursuant to a Securities Purchase Agreement between the Company and the Holder, dated as of March 30, 2011 (the “Securities Purchase Agreement”) and guaranteed by the Guarantor Subsidiaries of the Company pursuant to the Subsidiary Guarantees as defined in the Securities Purchase Agreement.

Article I
Transfer; Replacement

1.1.           Payment on Non-Business Days.  Whenever any payment to be made hereunder shall be due on a date which is not a Business Day, such payment shall be due on the next succeeding Business Day and such next succeeding Business Day shall be included in the calculation of the amount of accrued interest hereunder.  For purposes of this Note, “Business Day” means any day, other than any Saturday,

Sunday or a public holiday under the laws of the State of Pennsylvania, the State of Delaware or the State of New York.

1.2.           Transfer.  Subject to the terms of Section 5.4 hereof, the Holder may at any time, with the written consent of the Company, assign, transfer, or sell, or pledge, hypothecate or otherwise grant as security, this Note.

1.3.           Replacement.  Upon receipt of a duly executed and notarized written affidavit from the Holder (certified by a duly authorized and incumbent officer of the Holder) confirming the loss, theft or destruction of the original of this Note (or any replacement original hereof), and without requiring an indemnity bond or other security, or, in the case of the mutilation of such original Note, upon surrender and cancellation of such mutilated Note, the Company shall issue a replacement original Note in lieu of such lost, stolen, destroyed or mutilated Note.  The replacement Note, for the avoidance of doubt, will evince the same (and not any additional or different) indebtedness as evinced by such lost, stolen, destroyed or mutilated Note.

Article II
Default; Acceleration

2.1.           Events of Default.  The occurrence of any of the following events shall be an “Event of Default” under this Note:

(a)           Failure by the Company to make any payment of principal on the Maturity Date, subject to Section 1.1 hereof (“Payment Event of Default”);

(b)           default in the performance or observance of any material covenant contained in this Note and the un-remedied continuance of such default for a period of ten (10) Business Days after notice thereof from the Holder to the Company;

(c)           the acceleration of any other Indebtedness of the Company or any of the Guarantor Subsidiaries, (excluding, in each case, any acceleration caused by the actions of Buyer or its Affiliates);

(d)           failure to effect a conversion of this Note as required by the terms hereof;

(e)           the occurrence of a Bankruptcy Acceleration Event; or

(f)           breach by the Company or any Guarantor Subsidiary of their obligations pursuant to Section 5.11 of the Securities Purchase Agreement.

2.2.           Remedies Upon an Event of Default.  If an Event of Default occurs and is ongoing, the Holder of this Note may at any time declare the entire unpaid principal balance of this Note, together with all interest accrued thereon, due and payable, and thereupon, the same shall become immediately due and payable, without presentment, demand, protest or notice, all of which are hereby expressly, unconditionally and irrevocably waived by the Company; provided, however, that upon the occurrence of an Event of Default described in Section 2.1(d), the outstanding principal balance, accrued interest and any other amounts due hereunder shall become automatically due and payable.  No course of delay on the part of the Holder will operate as a waiver thereof or otherwise prejudice any rights of the Holder.  No remedy conferred hereby is exclusive of any other remedy referred to herein, or of any remedy now or hereafter available at law, in equity, by statute or otherwise.

2.3.           Prepayment of the Note.

(a)           The Company shall not prepay the Note during the period starting on the Issuance Date and ending two years after the Issuance Date.  Thereafter, the Company may prepay the Note, provided that the Company provides to the Holder written notice thereof and proof of its ability to pay at least thirty (30) Business Days prior to such prepayment.  Notwithstanding the foregoing, Holder may convert the outstanding principal amount of this Note and any interest accrued thereunder pursuant to Section 3.1 below after receipt of any prepayment notice from the Company.

(b)           In the event of the receipt by the Company of any proceeds from any Insurance/Condemnation Award (as defined below), the Company shall, at the option of the Holder, pay the net after-tax proceeds of Insurance/Condemnation award to the Holder as payment on the principal of this Note within thirty (30) Business Days of the receipt thereof.

Article III
Conversion

3.1.           Voluntary Conversion Option.

(a)           The outstanding principal amount of this Note and any interest accrued hereunder may be converted (in whole or in part), at the option (the “Voluntary Conversion Option”) of the Holder, at any time until the Maturity Date (the “Conversion Period”), into a number of shares of Common Stock equal to the quotient (rounded upward to the nearest whole share of Common Stock) of (A) the amount of unpaid principal and interest accrued hereunder, divided by (B) the Conversion Price (as hereinafter defined) then in effect (such shares of Common Stock being the “Conversion Securities”).  For purposes hereof, “Conversion Price” shall mean $0.030; provided however, in the event of changes in the total outstanding shares of Common Stock, on or after the Issuance Date, by reason of a stock dividend, stock split or recapitalization, the Conversion Price will be correspondingly adjusted to give the Holder, upon conversion, the total number of Conversion Securities as the Holder would have owned had the Holder converted this Note prior to the event requiring adjustment and continued to hold the applicable Conversion Securities until after such event.  The form of this Note need not be changed because of any adjustment in Conversion Price.  The Company shall promptly provide the Holder written notice of any event requiring adjustment in the Conversion Price.

(b)           The Holder may, at any time and from time to time during the Conversion Period, exercise the Voluntary Conversion Option. To convert this Note (in whole or in part) in accordance with Section 3.1(a), the Holder shall deliver written notice of such exercise, substantially in the form of Exhibit A to this Note, with appropriate insertions (the “Voluntary Conversion Notice”), to the Company at its address as set forth herein or such address as the Company may designate to Holder by written notice from time to time.  The date upon which the conversion shall be effective (the “Conversion Date”) shall be deemed to be the date set forth therefor in the Voluntary Conversion Notice. Within five Business Days after the date of delivery of the Conversion Notice to the Holder, the Company shall deliver to the Holder one or more certificates representing the Conversion Securities, such certificates being deemed to be issued and outstanding as of the Conversion Date.

3.2.           Certain Rights of the Holder.  Nothing contained in this Note shall be construed as conferring upon the Holder the right to vote or to receive distributions or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors (as the case may be) of the Company or of any other matter, or any other rights as a shareholder of the Company.

Article IV
Covenants of the Company

4.1.           Negative Covenants.  Prior to the satisfaction or conversion of this Note, as applicable, without the prior written consent of the Holder, the Company shall not, and shall cause its Guarantor Subsidiaries (other than Newco) to not:

(a)           create, incur, assume, guarantee, acquire, become liable, contingently or otherwise, with respect to, or otherwise become responsible for payment of any Indebtedness other than (i) Indebtedness that by its terms is expressly subordinated to this Note in all respects and (ii) Permitted Indebtedness;

(b)           satisfy, settle, repurchase or repay any Indebtedness other than regularly scheduled payments of interest and principal in accordance with the express terms thereof;

(c)           declare or pay any dividend or make any distribution (other than dividends or distributions payable in capital stock of such Person) with respect to the capital stock of such Person; and

(d)           purchase, redeem or otherwise acquire or retire for value any of the capital stock of such Person.

Article V
Miscellaneous

5.1.           Certain Definitions.  Undefined capitalized terms used herein have the meanings ascribed thereto in the Securities Purchase Agreement and the other Transaction Documents.  For purposes of this Note, the following terms shall have the respective definitions set forth below:

(a)           “Bankruptcy Acceleration Event” means (a) the Company or any Guarantor Subsidiary commencing a voluntary case or other proceeding, or an involuntary case or other proceeding being commenced against the Company or any Guarantor Subsidiary, in either case seeking liquidation, reorganization or other relief with respect to the Company or any Guarantor Subsidiary, or the debts of the Company or any Guarantor Subsidiary, under any applicable bankruptcy, reorganization, composition, insolvency or other similar law of any jurisdiction (foreign or domestic) now or hereafter in effect, or seeking the appointment of a trustee, receiver or liquidator, custodian or other similar official of the Company or any Guarantor Subsidiary or substantially all of the property of the Company or any Guarantor Subsidiary, (b) the Company or any Guarantor Subsidiary consenting to any such relief set forth in the foregoing clause (a) or to the appointment of or taking possession by any official in an case or other proceeding, (c) the Company or any Guarantor Subsidiary admitting in writing its inability to pay its debts generally as they become due or generally failing to pay such debts as they become due or (d) the Company or any Guarantor Subsidiary making or consenting to any assignment of any material portion of its assets for the benefit of creditors.

(b)           “Insurance/Condemnation Award” means the receipt by the Company of any proceeds received under any casualty insurance policy maintained by or for the benefit of the Company as a result of the destruction of any of the facilities of the Company or the taking of any assets of the Company pursuant to the power of eminent domain or condemnation.

(c)           “Permitted Indebtedness” means (i) the Notes contemplated by Section 2.6 of the Securities Purchase Agreement and the Indebtedness set forth in Section 3.1(f)(III) of the Disclosure Schedule thereto, (ii) the Indebtedness reflected on the Balance Sheet or Section 3.1(i) of the Disclosure Schedule, (iii) Indebtedness in respect of De Minimis Liabilities or Ordinary Course Liabilities or reflected in Section 3.1(j) of the Disclosure Schedule, in each case incurred following the Issuance Date, (iv)

Indebtedness solely in replacement of existing or maturing Indebtedness on terms no less advantageous to the Company and its Subsidiaries, and (v) Indebtedness of one wholly-owned Subsidiary to the Company or another wholly owned Subsidiary.

5.2.           Incorporation of Terms from the Securities Purchase Agreement.  The provisions of Article Seven of the Securities Purchase Agreement are hereby incorporated, mutatis mutandis, by reference.

5.3.           No Assignment by Company.  The Company shall not be permitted to assign any of its rights or obligations under this Note, and any such assignment shall be null and void ab initio.

5.4.           Compliance with Securities Laws.  The Holder of this Note acknowledges that this Note is being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell or otherwise dispose of this Note or any securities acquired upon conversion of this Note in the absence of a registration statement in effect with respect thereto under the Securities Act except pursuant to an exemption from registration under the Securities Act and, if requested, delivery of an opinion of counsel reasonably satisfactory to the Company that such registration is not required.  Any Note issued in substitution or replacement for this Note, as well as any securities acquired upon conversion thereof, shall be stamped or imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION AVAILABLE UNDER SUCH ACT.”

IN WITNESS WHEREOF, this Convertible Promissory Note has been executed and delivered by the Company as of the date first written above.

COMPANY:

LITHIUM TECHNOLOGY CORPORATION

By:
	Name:	Theo M.M. Kremers
	Title:	CEO

Accepted and agreed:

HOLDER:

CICCO HOLDING AG

By:
Name:
Title:

EXHIBIT A

NOTICE OF VOLUNTARY CONVERSION

(To be executed by the Holder in order to Convert the Convertible Promissory Note)

in whole / in part *

TO:	LITHIUM TECHNOLOGY CORPORATION

The undersigned hereby irrevocably elects to convert 100%/€ of the principal amount and accrued interest of the above Note into shares of Common Stock of Lithium Technology Corporation, according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:
Applicable Conversion Price:	$
Signature:
Name:
Address:
Amount to be converted (Principal):	€
Amount to be converted (Interest):	€
Amount of Note unconverted (Principal):	€
Amount of Note unconverted (Interest):	€
Number of shares of Common Stock to be issued:
Please issue the shares of Common Stock in the following name and to the following address:
Issue to:
Authorized Signature:
Name:
Title:
Phone Number:
Broker DTC Participant Code:
Account Number:

* elect what is applicable.